Exhibit (17)(b)(i)

A n n u a l R e p o r t S e p t e m b e r 3 0 , 2 0 0 7

EATON VANCE MUNICIPALS TRUST

California Florida Massachusetts Mississippi New York Ohio Rhode Island West Virginia

IMPORTANT NOTICES REGARDING PRIVACY, DELIVERY OF SHAREHOLDER DOCUMENTS, PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.
  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.
  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.
  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Municipals Funds a s   o f   S e p t e m b e r  3 0 ,  2 0 0 7

T A B L E   O F   C O N T E N T S

Management's Discussion of Fund Performance	2

Morningstar RatingsTM	3

Performance Information and Portfolio Composition
California	4
Florida	6
Massachusetts	8
Mississippi	10
New York	12
Ohio	14
Rhode Island	16
West Virginia	18

Fund Expenses	20

Financial Statements	25

Federal Tax Information.	97

Board of Trustees' Annual Approval
of the Investment Advisory Agreements	98

Management and Organization	101

                                                                                               1

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 M A N A G E M E N T ' S D I S C U S S I O N O F F U N D P E R F O R M A N C E

The investment objective of each Eaton Vance Municipals Fund (the "Fund" or "Funds") is to provide current income exempt from regular federal income tax and particular state or local income or other taxes, as applicable. The Funds primarily invest in investment-grade municipal obligations but may also invest in lower-rated obligations.

Economic and Market Conditions

Third quarter economic growth rose 3.1%, following the 3.8% growth rate achieved in the second quarter of 2007, according to preliminary Commerce Department data. During the third quarter ended September 30, 2007, the housing sector continued to struggle, as market concerns related to subprime mortgages caused a number of mortgage lenders to file for bankruptcy protection and others to limit new mortgage originations. Building permits and housing starts have both fallen significantly from their highs in early 2006, while sales of new and existing homes are down from their 2005 peaks. However, the weaker dollar is having a stimula-tive effect on economic growth in export-related indus-tries and on U.S.-based multinational companies whose foreign profits are translated into more dollars. Overall, we believe the economy appears to be slowing, but in a somewhat controlled manner.

According to the Federal Reserve’s (the “Fed”) preferred inflation indicator, the Personal Consumption Expenditure (PCE) price deflator, both absolute and core (excludes food and energy) inflation is fairly well contained within the upper end of the Fed’s comfort zone. In an unscheduled August 17, 2007 meeting, the Fed lowered its Discount Rate – the rate charged to banks borrowing directly from the Fed – to 5.75% from 6.25%. The move was aimed at providing liquidity dur-ing a period of increased uncertainty and tighter credit conditions that surfaced rapidly in mid-August. On September 18, 2007, the Fed lowered its Federal Funds Rate to 4.75% from 5.25% – its first rate cut since the Fed stopped raising rates in June 2006 – and lowered the Discount Rate again to 5.25% from 5.75%.

Municipal market supply rose to record levels in the first half of 2007, resulting in underperformance of the municipal sector. On September 30, 2007, long-term AAA-rated municipal bonds yielded 93.9% of U.S. Treasury bonds with similar maturities.1

For the year ended September 30, 2007, the Lehman Brothers Municipal Bond Index2 (the “Index”), an unmanaged index of municipal bonds, posted a gain of 3.10%. For more information about each Fund’s performance and that of funds in the same Lipper Classification,2 see the Performance Information and Portfolio Composition pages that follow.

Management Discussion

The Funds invest primarily in bonds with stated maturi-ties of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds.

The Funds underperformed their benchmark Index during the year ended September 30, 2007. Much of the underperformance can be attributed to the broader-based credit scare that took hold of the fixed-income markets in late August 2007. Yields on some municipal bonds reached 105% of U.S. Treasury yields. We believe that the ratio was not the result of any fundamental problems within the municipal market, but rather reflected the extreme dislocation in the fixed-income marketplace caused by the subprime fears, hedge fund problems, the decentralized municipal marketplace and illiquidity across a range of markets. The Funds’ exposure to more liquid, higher-credit quality bonds actually hurt performance as hedge funds and other non-tradi-tional municipal market participants sold large positions of their most liquid bonds in order to raise cash.

Historically, there have been only a few instances of municipals trading at the cheap levels seen in August 2007, and it has generally been a short-term phenomenon. During September 2007, municipals outperformed Treasury bonds, as municipal yields reverted to their more historic relationship to Treasuries. Overall, liquidity has returned to the fixed-income marketplace, with a more rational view of the market and risk assessment.

1 Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Fund’s yield.

2 It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.  Past performance is no guarantee of future results.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 M O R N I N G S T A R R A T I N G S TM

As of September 30, 2007
FUND	OVERALL	3-YEARR	5-YEAR	10-YEAR
CALIFORNIA MUNICIPALS FUND – CLASS A	***	***	***	***
Load waived	****	*****	****	****
MUNI CALIFORNIA LONG CATEGORY	151 FUNDS	151 FUNDS	141 FUNDS	116 FUNDS
FLORIDA MUNICIPALS FUND – CLASS A	****	***	***	****
Load waived	*****	*****	*****	*****
MUNI FLORIDA CATEGORY	49 FUNDS	49 FUNDS	49 FUNDS	46 FUNDS
MASSACHUSETTS MUNICIPALS FUND – CLASS A	****	***	****	****
Load waived	*****	*****	*****	*****
MUNI MASSACHUSETTS CATEGORY	80 FUNDS	80 FUNDS	75 FUNDS	65 FUNDS
MISSISSIPPI MUNICIPALS FUND – CLASS A	***	***	***	***
Load waived	****	****	****	****
MUNI SINGLE STATE LONG CATEGORY	319 FUNDS	319 FUNDS	318 FUNDS	276 FUNDS
NEW YORK MUNICIPALS FUND – CLASS A	***	***	***	****
Load waived	*****	****	*****	*****
MUNI NEW YORK LONG CATEGORY	108 FUNDS	108 FUNDS	103 FUNDS	85 FUNDS
OHIO MUNICIPALS FUND – CLASS A	****	****	*****	****
Load waived	*****	*****	*****	*****
MUNI OHIO CATEGORY	74 FUNDS	74 FUNDS	73 FUNDS	61 FUNDS
RHODE ISLAND MUNICIPALS FUND – CLASS A	****	***	****	****
Load waived	*****	*****	*****	*****
MUNI SINGLE STATE LONG CATEGORY	319 FUNDS	319 FUNDS	318 FUNDS	276 FUNDS
WEST VIRGINIA MUNICIPALS FUND – CLASS A	***	***	***	***
Load waived	****	*****	****	****
MUNI SINGLE STATE LONG CATEGORY	319 FUNDS	319 FUNDS	318 FUNDS	276 FUNDS

Based on risk-adjusted returns. Eaton Vance offers other mutual funds that are not listed here and that do not have similar performance records.

The Overall Morningstar Rating™ for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating™ metrics.

©2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on how a fund ranks on a Morningstar Risk-Adjusted Return measure against other funds in the same category. This measure takes into account variations in a fund’s monthly performance after adjusting for sales loads (except for load-waived A shares), redemption fees, and the risk-free rate, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars; the next 22.5% receive 4 stars; the next 35% receive 3 stars; the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

Load-waived A share star ratings do not include any front-end sales load and are intended for those investors who have access to such purchase terms (e.g., plan participants of a defined contribution plan). Not all A share mutual funds for which Morningstar calculates a load-waived A share star rating may actually waive their front-end load. Therefore, Morningstar strongly encourages investors to contact their investment professional to determine whether they are eligible to purchase the A share without paying the front load. The Morningstar Rating may differ among share classes of a mutual fund as a result of different sales loads and/or expense structure.

As interest rates rise, the value of fi xed-income securities is likely to decrease. Fluctuations in the value of securities may not affect interest income on existing securities, but will be refl ected in the funds’ net asset values. For state municipal funds, a portion of income may be subject to federal, state and local tax; a portion may be subject to federal alternative minimum tax. Please see the fund’s prospectus for more information. Consult tax/legal advisor before making any tax-related investment decisions.

For information regarding each Fund’s performance, please refer to pages titled “Performance Information and Portfolio Composition” contained in this report.

Eaton Vance California Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1] as of 9/30/07	Class A	Class B	Class C
Share Class Symbol	EACAX	EVCAX	ECCAX
Average Annual Total Returns (at net asset value)
One Year	1.61%	0.73%	0.83%
Five Years	3.86	3.31	N.A.
Ten Years	4.91	4.45	N.A.
Life of Fund†	5.87	5.64	3.73
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-3.19%	-4.05%	-0.13%
Five Years	2.86	2.97	N.A.
Ten Years	4.40	4.45	N.A.
Life of Fund†	5.48	5.64	3.73
† Inception date: Class A: 5/27/94; Class B: 12/19/85; Class C: 8/31/04
Total Annual
Operating Expenses[2]	Class A	Class B	Class C
Expense Ratio	1.23%	1.98%	1.98%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	4.24%	3.48%	3.48%
Taxable-Equivalent Distribution Rate[3,4]	7.19	5.90	5.90
SEC 30-day Yield[5]	3.80	3.25	3.25
Taxable-Equivalent SEC 30-day Yield[4,5]	6.45	5.51	5.51
Index Performance[6]
Lehman Brothers Municipal Bond Index – Average Annual Total Returns
One Year	3.10%
Five Years	4.02
Ten Years	5.32

Lipper Averages[7]
Lipper California Municipal Debt Funds Classification – Average Annual Total Returns
One Year	1.47%
Five Years	3.38
Ten Years	4.53

Portfolio Manager: Cynthia J. Clemson

*Sources: Thomson Financial; Lipper, Inc.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 9/30/97 and 8/31/04 (commencement of operations), respectively, would have been valued at $16,154 ($15,387 at the maximum offering price) and $11,161, respectively, on 9/30/07. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 2/1/07, as revised 6/27/07. Includes interest expense of 0.37% relating to the Fund's liability with respect to floating-rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 41.05% combined federal and state income tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index's total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper California Municipal Debt Funds Classification contained 117, 97 and 71 funds for the 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance California Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

Rating Distribution*[1,2] By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at September 30,
2007, is as follows, and the average rating is AA:

AAA	53.7%	BBB	5.4%
AA	6.7%	BB	1.0%
A	24.5%	Non-Rated	8.7%

Fund Statistics[2,3]

•	Number of Issues:	96
•	Average Maturity:	21.8 years
•	Average Effective Maturity:	13.3 years
•	Average Call Protection:	9.1 years
•	Average Dollar Price:	$98.60

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. 2 As of 9/30/07. Portfolio information may not be representative of the Fund's current or future investments and may change due to active management. 3 Portfolio holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements.

Eaton Vance Florida Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1] as of 9/30/07	Class A	Class B	Class C
Share Class Symbol	ETFLX	EVFLX	ECFLX
Average Annual Total Returns (at net asset value)
One Year	2.23%	1.53%	1.62%
Five Years	4.20	3.45	N.A.
Ten Years	5.15	4.38	N.A.
Life of Fund†	5.81	5.59	3.04
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-2.63%	-3.36%	0.64%
Five Years	3.18	3.11	N.A.
Ten Years	4.64	4.38	N.A.
Life of Fund†	5.43	5.59	3.04
† Inception date: Class A: 4/5/94; Class B: 8/28/90; Class C: 3/13/06

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.29%	2.04%	2.04%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	4.57%	3.82%	3.82%
Taxable-Equivalent Distribution Rate[3,4]	7.03	5.88	5.88
SEC 30-day Yield[5]	3.97	3.42	3.43
Taxable-Equivalent SEC 30-day Yield[4,5]	6.11	5.26	5.28

Index Performance[6]
Lehman Brothers Municipal Bond Index – Average Annual Total Returns
One Year	3.10%
Five Years	4.02
Ten Years	5.32

Lipper Averages[7]
Lipper Florida Municipal Debt Funds Classification – Average Annual Total Returns
One Year	1.99%
Five Years	3.46
Ten Years	4.43

Portfolio Manager: Cynthia J. Clemson

*Sources: Thomson Financial; Lipper, Inc.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 9/30/97 and 3/13/06 (commencement of operations), respectively, would have been valued at $16,533 ($15,748 at the maximum offering price) and $10,475, respectively, on 9/30/07. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 2/1/07, as revised 6/27/07. Includes interest expense of 0.50% relating to the Fund's liability with respect to floating-rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 35.00% federal tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index's total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Florida Municipal Debt Funds Classification contained 31, 30 and 27 funds for the 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Florida Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

Rating Distribution*[1,2] By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at September 30,
2007, is as follows, and the average rating is AA-:

AAA	58.4%	BBB	3.3%
AA	7.6%	Non-Rated	19.5%
A	11.2%

Fund Statistics[2,3]

•	Number of Issues:	97
•	Average Maturity:	22.2 years
•	Average Effective Maturity:	13.0 years
•	Average Call Protection:	8.3 years
•	Average Dollar Price:	$98.39

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. 2 As of 9/30/07. Portfolio information may not be representative of the Fund's current or future investments and may change due to active management. 3 Portfolio holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements.

Eaton Vance Massachusetts Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1] as of 9/30/07	Class A	Class B	Class C	Class I
Share Class Symbol	ETMAX	EVMAX ECMMX		EIMAX
Average Annual Total Returns (at net asset value)
One Year	0.57%	-0.07%	-0.07%	0.77%
Five Years	4.02	3.29	N.A.	4.27
Ten Years	4.97	4.19	N.A.	5.18
Life of Fund†	4.85	5.25	2.83	5.27

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-4.20%	-4.90%	-1.04%	0.77%
Five Years	3.01	2.95	N.A.	4.27
Ten Years	4.46	4.19	N.A.	5.18
Life of Fund†	4.48	5.25	2.83	5.27
† Inception date: Class A: 12/7/93; Class B: 4/18/91; Class C: 5/2/06; Class I: 6/17/93

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.21%	1.96%	1.96%	1.01%

Distribution Rates/Yields	Class A	Class B	Class C	Class I

Distribution Rate[3]	4.34%	3.57%	3.57%	4.55%
Taxable-Equivalent Distribution Rate[3,4]	7.05	5.80	5.80	7.39
SEC 30-day Yield[5]	3.79	3.23	3.23	4.18
Taxable-Equivalent SEC 30-day Yield[4,5]	6.16	5.25	5.25	6.79
Index Performance[6]
Lehman Brothers Municipal Bond Index – Average Annual Total Returns
One Year		3.10%
Five Years		4.02
Ten Years		5.32

Lipper Averages[7]
Lipper Massachusetts Municipal Debt Funds Classification – Average Annual Total Returns
One Year		1.97%
Five Years		3.17
Ten Years		4.37

Portfolio Manager: Robert B. MacIntosh, CFA

*Sources: Thomson Financial; Lipper, Inc.

A $10,000 hypothetical investment at net asset value in Class A on 9/30/97, Class C on 5/2/06 (commencement of operations) and Class I on 9/30/97 would have been valued at $16,243 ($15,472 at the maximum offering price), $10,402 and $16,567, respectively, on 9/30/07. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are not subject to a sales charge. 2 Source: Prospectus dated 2/1/07, as revised 6/27/07. Includes interest expense of 0.42% relating to the Fund's liability with respect to floating-rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 38.45% combined federal and state income tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index's total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Massachusetts Municipal Debt Funds Classification contained 55, 49 and 42 funds for the 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Massachusetts Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

Rating Distribution*[1,2] By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at September 30,
2007, is as follows, and the average rating is AA+:

AAA	54.7%	BBB	7.1%
AA	20.5%	Non-Rated	4.3%
A	13.4%

Fund Statistics[2,3]

•	Number of Issues:	81
•	Average Maturity:	24.5	years
•	Average Effective Maturity:	15.3	years
•	Average Call Protection:	11.3	years
•	Average Dollar Price:	$98.48

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. 2 As of 9/30/07. Portfolio information may not be representative of the Fund's current or future investments and may change due to active management. 3 Portfolio holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements.

Eaton Vance Mississippi Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1] as of 9/30/07	Class A	Class B
Share Class Symbol	ETMSX	EVMSX
Average Annual Total Returns (at net asset value)
One Year	2.67%	1.94%
Five Years	3.62	2.89
Ten Years	4.61	3.85
Life of Fund†	4.57	4.15

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-2.18%	-2.99%
Five Years	2.61	2.55
Ten Years	4.10	3.85
Life of Fund†	4.20	4.15
† Inception date: Class A: 12/7/93; Class B: 6/11/93

Total Annual
Operating Expenses[2]	Class A	Class B

Expense Ratio	1.00%	1.75%

Distribution Rates/Yields	Class A	Class B

Distribution Rate[3]	4.19%	3.43%
Taxable-Equivalent Distribution Rate[3,4]	6.79	5.55
SEC 30-day Yield[5]	3.54	2.97
Taxable-Equivalent SEC 30-day Yield[4,5]	5.73	4.81

Index Performance[6]
Lehman Brothers Municipal Bond Index – Average Annual Total Returns
One Year	3.10%
Five Years	4.02
Ten Years	5.32

Lipper Averages[7]
Lipper Other States Municipal Debt Funds Classification – Average Annual Total Returns
One Year	2.20%
Five Years	3.07
Ten Years	4.180

Portfolio Manager: Craig R. Brandon, CFA

*Sources: Thomson Financial; Lipper, Inc.

A $10,000 hypothetical investment at net asset value in Class A on 9/30/97 would have been valued at $15,703 ($14,957 at the maximum offering price) on 9/30/07. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. 2 Source: Prospectus dated 2/1/07, as revised 6/27/07. Includes interest expense of 0.19% relating to the Fund's liability with respect to floating-rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 38.25% combined federal and state income tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index's total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 76, 70 and 54 funds for the 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Mississippi Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

Rating Distribution*[1,2] By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at September 30,
2007, is as follows, and the average rating is AA+:

AAA	79.3%	BB	0.3%
A	8.9%	Non-Rated	2.8%
BBB	8.7%

Fund Statistics[2,3]

•	Number of Issues:	48
•	Average Maturity:	18.9 years
•	Average Effective Maturity:	10.0 years
•	Average Call Protection:	7.7 years
•	Average Dollar Price:	$99.56

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. 2 As of 9/30/07. Portfolio information may not be representative of the Fund's current or future investments and may change due to active management. 3 Portfolio holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements.

Eaton Vance New York Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1] as of 9/30/07	Class A	Class B	Class C
Share Class Symbol	ETNYX	EVNYX	ECNYX
Average Annual Total Returns (at net asset value)
One Year	1.50%	0.83%	0.73%
Five Years	3.96	3.39	N.A.
Ten Years	5.30	4.61	N.A.
Life of Fund†	5.91	5.98	2.97
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-3.35%	-4.01%	-0.24%
Five Years	2.96	3.06	N.A.
Ten Years	4.79	4.61	N.A.
Life of Fund†	5.53	5.98	2.97
† Inception date: Class A: 4/15/94; Class B: 8/30/90; Class C: 9/30/03
Total Annual
Operating Expenses[2]	Class A	Class B	Class C
Expense Ratio	1.28%	2.03%	2.03%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	4.39%	3.63%	3.63%
Taxable-Equivalent Distribution Rate[3,4]	7.25	6.00	6.00
SEC 30-day Yield[5]	3.87	3.31	3.31
Taxable-Equivalent SEC 30-day Yield[4,5]	6.39	5.47	5.47
Index Performance[6]
Lehman Brothers Municipal Bond Index – Average Annual Total Returns
One Year	3.10%
Five Years	4.02
Ten Years	5.32
Lipper Averages[7]
Lipper New York Municipal Debt Funds Classification – Average Annual Total Returns
One Year	1.85%
Five Years	3.34
Ten Years	4.45

Portfolio Manager: Craig R. Brandon, CFA

*Sources: Thomson Financial; Lipper, Inc.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 9/30/97 and 9/30/03 (commencement of operations), respectively, would have been valued at $16,764 ($15,967 at the maximum offering price) and $11,187, respectively, on 9/30/07. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 2/1/07, as revised 6/27/07. Includes interest expense of 0.49% relating to the Fund's liability with respect to floating-rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 39.45% combined federal and state income tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index's total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper New York Municipal Debt Funds Classification contained 96, 89 and 68 funds for the 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance New York Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

Rating Distribution*[1,2] By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at September 30,
2007, is as follows, and the average rating is AA:

AAA	36.7%	BB	0.4%
AA	39.3%	B	1.3%
A	14.2%	Non-Rated	4.9%
BBB	3.2%

Fund Statistics[2,3]

•	Number of Issues:	95
•	Average Maturity:	23.7	years
•	Average Effective Maturity:	16.8	years
•	Average Call Protection:	10.7	years
•	Average Dollar Price:	$102.05

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. 2 As of 9/30/07. Portfolio information may not be representative of the Fund's current or future investments and may change due to active management. 3 Portfolio holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements.

Eaton Vance Ohio Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1] as of 9/30/07	Class A	Class B	Class C
Share Class Symbol	ETOHX	EVOHX	ECOHX
Average Annual Total Returns (at net asset value)
One Year	1.98%	1.32%	1.32%
Five Years	4.91	4.16	N.A.
Ten Years	4.93	4.14	N.A.
Life of Fund†	4.81	5.28	3.25
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-2.85%	-3.57%	0.34%
Five Years	3.91	3.82	N.A.
Ten Years	4.43	4.14	N.A.
Life of Fund†	4.44	5.28	3.25
† Inception date: Class A: 12/7/93; Class B: 4/18/91; Class C: 2/3/06

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.25%	2.00%	2.00%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	4.06%	3.31%	3.31%
Taxable-Equivalent Distribution Rate[3,4]	6.68	5.45	5.45
SEC 30-day Yield[5]	3.64	3.07	3.07
Taxable-Equivalent SEC 30-day Yield[4,5]	5.99	5.05	5.05

Index Performance[6]
Lehman Brothers Municipal Bond Index – Average Annual Total Returns
One Year	3.10%
Five Years	4.02
Ten Years	5.32

Lipper Averages[7]
Lipper Ohio Municipal Debt Funds Classification – Average Annual Total Returns
One Year	2.16%
Five Years	3.11
Ten Years	4.26

Portfolio Manager: William H. Ahern, CFA

*Sources: Thomson Financial; Lipper, Inc.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 9/30/97 and 2/3/06 (commencement of operations), respectively, would have been valued at $16,190 ($15,421 at the maximum offering price) and $10,543, respectively, on 9/30/07. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 2/1/07, as revised 6/27/07. Includes interest expense of 0.47% relating to the Fund's liability with respect to floating-rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 39.26% combined federal and state income tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index's total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Ohio Municipal Debt Funds Classification contained 45, 41 and 34 funds for the 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Ohio Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

Rating Distribution*[1,2] By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at September 30,
2007, is as follows, and the average rating is AA+:

AAA	79.7%	BBB	1.2%
AA	5.1%	B	1.3%
A	7.9%	Non-Rated	4.8%

Fund Statistics[2,3]

•	Number of Issues:	131
•	Average Maturity:	22.1 years
•	Average Effective Maturity:	13.6 years
•	Average Call Protection:	10.2 years
•	Average Dollar Price:	$103.46

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. 2 As of 9/30/07. Portfolio information may not be representative of the Fund's current or future investments and may change due to active management. 3 Portfolio holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements.

Eaton Vance Rhode Island Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1] as of 9/30/07	Class A	Class B	Class C
Share Class Symbol	ETRIX	EVRIX	ERICX
Average Annual Total Returns (at net asset value)
One Year	1.91%	1.20%	1.20%
Five Years	3.85	3.09	N.A.
Ten Years	4.88	4.12	N.A.
Life of Fund†	4.65	4.28	2.36
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-2.92%	-3.69%	0.22%
Five Years	2.85	2.75	N.A.
Ten Years	4.37	4.12	N.A.
Life of Fund†	4.28	4.28	2.36
† Inception date: Class A: 12/7/93; Class B: 6/11/93; Class C: 3/20/06

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.10%	1.85%	1.85%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	4.07%	3.32%	3.31%
Taxable-Equivalent Distribution Rate[3,4]	6.95	5.67	5.65
SEC 30-day Yield[5]	3.85	3.30	3.29
Taxable-Equivalent SEC 30-day Yield[4,5]	6.57	5.64	5.62

Index Performance[6]
Lehman Brothers Municipal Bond Index – Average Annual Total Returns
One Year	3.10%
Five Years	4.02
Ten Years	5.32

Lipper Averages[7]
Lipper Other States Municipal Debt Funds Classification – Average Annual Total Returns
One Year	2.20%
Five Years	3.07
Ten Years	4.18

Portfolio Manager: Robert B. MacIntosh, CFA

*Sources: Thomson Financial; Lipper, Inc.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 9/30/97 and 3/20/06 (commencement of operations), respectively, would have been valued at $16,106 ($15,341 at the maximum offering price) and $10,363, respectively, on 9/30/07. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 2/1/07, as revised 6/27/07. Includes interest expense of 0.35% relating to the Fund's liability with respect to floating-rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 41.44% combined federal and state income tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index's total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 76, 70 and 54 funds for the 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Rhode Island Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

Rating Distribution*[1,2] By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at September 30,
2007, is as follows, and the average rating is AA+:

AAA	74.9%	BBB	7.8%
AA	9.4%	Non-Rated	3.0%
A	4.9%

Fund Statistics[2,3]

•	Number of Issues:	72
•	Average Maturity:	21.0 years
•	Average Effective Maturity:	9.8 years
•	Average Call Protection:	8.0 years
•	Average Dollar Price:	$100.96

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. 2 As of 9/30/07. Portfolio information may not be representative of the Fund's current or future investments and may change due to active management. 3 Portfolio holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements.

Eaton Vance West Virginia Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1] as of 9/30/07	Class A	Class B
Share Class Symbol	ETWVX	EVWVX
Average Annual Total Returns (at net asset value)
One Year	2.26%	1.43%
Five Years	3.57	2.79
Ten Years	4.68	3.89
Life of Fund†	4.67	4.17
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-2.58%	-3.48%
Five Years	2.56	2.45
Ten Years	4.17	3.89
Life of Fund†	4.30	4.17
† Inception date: Class A: 12/13/93; Class B: 6/11/93

Total Annual
Operating Expenses[2]	Class A	Class B

Expense Ratio	0.93%	1.68%

Distribution Rates/Yields	Class A	Class B

Distribution Rate[3]	4.13%	3.36%
Taxable-Equivalent Distribution Rate[3,4]	6.80	5.53
SEC 30-day Yield[5]	3.63	3.07
Taxable-Equivalent SEC 30-day Yield[5,6]	5.97	5.05

Index Performance[6]
Lehman Brothers Municipal Bond Index – Average Annual Total Returns
One Year	3.10%
Five Years	4.02
Ten Years	5.32

Lipper Averages[7]
Lipper Other States Municipal Debt Funds Classification – Average Annual Total Returns
One Year	2.20%
Five Years	3.07
Ten Years	4.18

Portfolio Manager: Robert B. MacIntosh, CFA

Effective October 1, 2007, Adam Weigold, CFA, will replace Mr. MacIntosh as the Fund’s portfolio manager. Mr. Weigold is a Vice President of Eaton Vance Management and Boston Management and Research and manages other Eaton Vance municipal funds. He has been employed by the Eaton Vance organization since 1998.

**Sources: Thomson Financial; Lipper, Inc.

A $10,000 hypothetical investment at net asset value in Class A on 9/30/97 would have been valued at $15,801 ($15,051 at the maximum offering price) on 9/30/07. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. 2 Source: Prospectus dated 2/1/07, as revised 6/27/07. Includes interest expense of 0.18% relating to the Fund's liability with respect to floating-rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 39.23% combined federal and state income tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index's total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 76, 70 and 54 funds for the 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance West Virginia Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

Rating Distribution*[1,2] By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at September 30,
2007, is as follows, and the average rating is AA+:

AAA	75.8%	BBB	4.6%
A	16.7%	Non-Rated	2.9%

Fund Statistics[2,3]

•	Number of Issues:	49
•	Average Maturity:	23.3 years
•	Average Effective Maturity:	12.3 years
•	Average Call Protection:	9.6 years
•	Average Dollar Price:	$93.84

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. 2 As of 9/30/07. Portfolio information may not be representative of the Fund's current or future investments and may change due to active management. 3 Portfolio holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements.

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F U N D E X P E N S E S

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 – September 30, 2007).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Eaton Vance California Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(4/1/07)	(9/30/07)	(4/1/07 – 9/30/07)

Actual
Class A	$1,000.00	$994.30	$5.65
Class B	$1,000.00	$990.30	$9.38
Class C	$1,000.00	$990.30	$9.38

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.40	$5.72
Class B	$1,000.00	$1,015.60	$9.50
Class C	$1,000.00	$1,015.60	$9.50

*	Expenses are equal to the Fund’s annualized expense ratio of 1.13% for Class A shares, 1.88% for Class B shares, and 1.88% for Class C shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2007.

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F U N D E X P E N S E S C O N T ’ D

	Eaton Vance Florida Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(4/1/07)	(9/30/07)	(4/1/07 – 9/30/07)

Actual
Class A	$1,000.00	$998.30	$6.91
Class B	$1,000.00	$995.10	$10.70
Class C	$1,000.00	$995.10	$10.65

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$6.98
Class B	$1,000.00	$1,014.30	$10.81
Class C	$1,000.00	$1,014.40	$10.76

*	Expenses are equal to the Fund’s annualized expense ratio of 1.38% for Class A shares, 2.14% for Class B shares, and 2.13% for Class C shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2007.

	Eaton Vance Massachusetts Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(4/1/07)	(9/30/07)	(4/1/07 – 9/30/07)

Actual
Class A	$1,000.00	$984.50	$6.27
Class B	$1,000.00	$981.70	$9.99
Class C	$1,000.00	$981.70	$9.94
Class I	$1,000.00	$985.50	$5.28

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.80	$6.38
Class B	$1,000.00	$1,015.00	$10.15
Class C	$1,000.00	$1,015.00	$10.10
Class I	$1,000.00	$1,019.80	$5.37

*	Expenses are equal to the Fund’s annualized expense ratio of 1.26% for Class A shares, 2.01% for Class B shares, 2.00% for Class C shares, and 1.06% for Class I shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the next asset value per share determined at the close of business on March 31, 2007.

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F U N D E X P E N S E S C O N T ’ D

	Eaton Vance Mississippi Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(4/1/07)	(9/30/07)	(4/1/07 – 9/30/07)

Actual
Class A	$1,000.00	$1,005.40	$5.48
Class B	$1,000.00	$1,002.00	$9.23

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.60	$5.52
Class B	$1,000.00	$1,015.80	$9.30

*	Expenses are equal to the Fund’s annualized expense ratio of 1.09% for Class A shares and 1.84% for Class B shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2007.

	Eaton Vance New York Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(4/1/07)	(9/30/07)	(4/1/07 – 9/30/07)

Actual
Class A	$1,000.00	$993.30	$7.45
Class B	$1,000.00	$989.50	$11.17
Class C	$1,000.00	$988.60	$11.17

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.60	$7.54
Class B	$1,000.00	$1,013.80	$11.31
Class C	$1,000.00	$1,013.80	$11.31

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49% for Class A shares, 2.24% for Class B shares and 2.24% for Class C shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
The Example assumes that the $1,000 was invested at the net asset per share determined at the close of business on March 31, 2007.

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F U N D E X P E N S E S C O N T ’ D

	Eaton Vance Ohio Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(4/1/07)	(9/30/07)	(4/1/07 – 9/30/07)

Actual
Class A	$1,000.00	$998.10	$5.36
Class B	$1,000.00	$994.40	$9.10
Class C	$1,000.00	$995.40	$9.10

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.42
Class B	$1,000.00	$1,015.90	$9.20
Class C	$1,000.00	$1,015.90	$9.20

*	Expenses are equal to the Fund’s annualized expense ratio of 1.07% for Class A shares, 1.82% for Class B shares and 1.82% for Class C shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
The Example assumes that the $1,000 was invested at the net asset per share determined at the close of business on March 31, 2007.

	Eaton Vance Rhode Island Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(4/1/07)	(9/30/07)	(4/1/07 – 9/30/07)

Actual
Class A	$1,000.00	$1,001.00	$5.82
Class B	$1,000.00	$996.70	$9.56
Class C	$1,000.00	$997.70	$9.52

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.87
Class B	$1,000.00	$1,015.50	$9.65
Class C	$1,000.00	$1,015.50	$9.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.16% for Class A shares, 1.91% for Class B shares, and 1.90% for Class C shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2007.

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F U N D E X P E N S E S C O N T ’ D

	Eaton Vance West Virginia Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(4/1/07)	(9/30/07)	(4/1/07 – 9/30/07)

Actual
Class A	$1,000.00	$999.10	$5.01
Class B	$1,000.00	$995.70	$8.76

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.10	$5.06
Class B	$1,000.00	$1,016.30	$8.85

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% for Class A shares and 1.75% for Class B shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2007.

Eaton Vance California Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S

Ta x - E x e m p t I n v e s t m e n t s — 1 0 7 . 9%

Principal Amount
(000’s omitted)	Security	Value

Education — 3.7%
$ 3,500	California Educational Facilities Authority,
	(Lutheran University), 5.00%, 10/1/29	$3,454,010
2,500	California Educational Facilities Authority,
	(Santa Clara University), 5.25%, 9/1/26	2,705,425
4,000	California Educational Facilities Authority,
	(Stanford University), 5.25%, 12/1/32	4,150,040
		$10,309,475

Electric Utilities — 1.1%
$ 3,000	Chula Vista, (San Diego Gas), (AMT),
	5.00%, 12/1/27	$3,018,810
		$3,018,810

Escrowed / Prerefunded — 7.1%
$ 1,000	Sacramento County, Single Family, (GNMA),
	(AMT), Escrowed to Maturity, 8.25%, 1/1/21	$1,375,800
11,285	Sacramento County, Single Family, (GNMA),
	(AMT), Escrowed to Maturity, 8.50%, 11/1/16	15,085,337
5,765	San Joaquin Hills Transportation Corridor Agency,
	Toll Road Bonds, Escrowed to Maturity, 0.00%, 1/1/26	2,490,595
625	Santa Margarita Water District, Prerefunded to
	9/1/09, 6.20%, 9/1/20	668,250
		$19,619,982

General Obligations — 4.6%
$ 2,250	California, 4.75%, 6/1/35	$2,227,612
2,500	California, 5.50%, 11/1/33	2,648,875
7,710	San Francisco Bay Area Rapid Transit District,
	(Election of 2004), Series B, 4.75%, 8/1/37	7,772,914
		$12,649,401

Hospital — 16.4%
$ 1,000	California Health Facilities Financing Authority,
	(Catholic Healthcare West), 5.25%, 7/1/23	$1,032,920
5,600	California Health Facilities Financing Authority,
	(Cedars-Sinai Medical Center), 5.00%, 11/15/34	5,612,656
4,000	California Health Facilities Financing Authority,
	(Marshall Medical Center), 5.00%, 11/1/33	4,017,600
2,250	California Infrastructure and Economic Development,
	(Kaiser Hospital), 5.50%, 8/1/31	2,317,117
6,500	California Statewide Communities Development Authority,
	(Huntington Memorial Hospital), 5.00%, 7/1/35	6,538,935

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)
$ 2,500	California Statewide Communities Development Authority,
	(John Muir Health), 5.00%, 8/15/36	$2,502,525
2,500	California Statewide Communities Development Authority,
	(John Muir Health), Series A, 5.00%, 8/15/34	2,506,075
1,700	California Statewide Communities Development Authority,
	(Kaiser Permanente), 5.00%, 3/1/41	1,684,921
2,900	California Statewide Communities Development Authority,
	(Kaiser Permanente), 5.25%, 3/1/45	2,936,308
1,850	California Statewide Communities Development Authority,
	(Kaiser Permanente), 5.50%, 11/1/32	1,898,137
1,500	California Statewide Communities Development Authority,
	(Sonoma County Indian Health), 6.40%, 9/1/29	1,558,245
2,700	San Benito Health Care District, 5.40%, 10/1/20	2,702,943
1,000	Torrance Hospital, (Torrance Memorial Medical Center),
	5.50%, 6/1/31	1,024,510
2,640	Turlock, (Emanuel Medical Center, Inc.),
	5.375%, 10/15/34	2,651,431
5,000	Washington Township Health Care District,
	5.00%, 7/1/37	4,938,550
1,250	Washington Township Health Care District,
	5.25%, 7/1/29	1,261,338
		$45,184,211

Housing — 0.7%
$ 1,396	Commerce (Hermitage III Senior Apartments),
	6.50%, 12/1/29	$1,468,527
419	Commerce (Hermitage III Senior Apartments),
	6.85%, 12/1/29	436,870
		$1,905,397

Industrial Development Revenue — 2.9%
$ 2,750	California Pollution Control Financing Authority,
	(Browning Ferris Industries), (AMT), 5.80%, 12/1/16	$2,768,260
1,700	California Pollution Control Financing Authority,
	(Solid Waste Disposal), (AMT), 5.40%, 4/1/25	1,715,572
4,000	California Statewide Communities Development Authority,
	(Anheuser Busch Project), 4.80%, 9/1/46	3,665,600
		$8,149,432

Insured-Education — 1.5%
$ 3,990	Puerto Rico Industrial, Tourist, Educational,
	Medical and Environmental Control Facilities Authority,
	(University Plaza), (MBIA), 5.00%, 7/1/33(1)	$4,101,388
		$4,101,388

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 25

Eaton Vance California Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities — 7.1%
$ 5,000	California Pollution Control Financing Authority, PCR,
	(Pacific Gas and Electric), (MBIA), (AMT),
	5.35%, 12/1/16	$5,271,350
9,000	Northern California Power Agency, (Hydroelectric),
	(MBIA), 5.125%, 7/1/23(1)	9,172,890
7,070	Southern California Public Power Authority, (MBIA),
	0.00%, 7/1/15	5,221,478
		$19,665,718

Insured-Escrowed / Prerefunded — 5.6%
$ 2,500	California Infrastructure and Economic Development,
	(Bay Area Toll Bridges), (AMBAC), Prerefunded to
	1/1/28, 5.00%, 7/1/33(2)	$2,708,350
5,000	California Infrastructure and Economic Development,
	(Bay Area Toll Bridges), (FGIC), Prerefunded to 1/1/28,
	5.00%, 7/1/29	5,416,700
15,000	Foothill/Eastern Corridor Agency, Toll Road Bonds, (FSA),
	Escrowed to Maturity, 0.00%, 1/1/28	5,841,300
1,500	Puerto Rico Electric Power Authority, (FSA),
	Prerefunded to 7/1/10, 5.25%, 7/1/29(1)	1,584,235
		$15,550,585

Insured-General Obligations — 8.4%
$ 3,000	Allan Hancock, (Joint Community College), (FSA),
	4.375%, 8/1/31	$2,887,981
3,500	California, (AGC), 4.50%, 8/1/30	3,320,170
6,500	Los Angeles Unified School District, (Election of 2005),
	Series E, (FSA), 4.75%, 7/1/32	6,578,065
2,285	Merced Unified School District, (FGIC), 0.00%, 8/1/19	1,379,066
3,300	Puerto Rico, (FSA), Variable Rate,
	7.742%, 7/1/27(3)(4)	3,852,981
4,500	San Diego Unified School District, (MBIA),
	5.50%, 7/1/24(1)	5,125,410
		$23,143,673

Insured-Hospital — 2.8%
$ 2,550	California Statewide Communities Development Authority,
	(Children’s Hospital Los Angeles), (MBIA),
	5.25%, 8/15/29	$2,634,023
4,920	California Statewide Communities Development Authority,
	(Sutter Health), (FSA), 5.75%, 8/15/27(1)	5,131,756
		$7,765,779

Principal Amount
(000’s omitted)	Security	Value

Insured-Lease Revenue / Certificates of
Participation — 5.0%
$ 6,500	Anaheim Public Financing Authority,
	(Public Improvements), (FSA), 0.00%, 9/1/22	$3,273,075
11,280	Anaheim Public Financing Authority,
	(Public Improvements), (FSA), 0.00%, 9/1/30	3,701,645
5,000	Los Angeles County, (Disney Parking), (AMBAC),
	0.00%, 9/1/17	3,321,150
5,370	Los Angeles County, (Disney Parking), (AMBAC),
	0.00%, 3/1/18	3,460,428
		$13,756,298

Insured-Special Tax Revenue — 4.9%
$ 2,565	Ceres Redevelopment Agency,
	(Ceres Redevelopment Project Area No. 1),
	(AMBAC), 4.00%, 11/1/31	$2,278,130
1,400	Palm Springs Community Redevelopment,
	(Merged Project No. 1), Series A, (AMBAC),
	5.00%, 9/1/34	1,445,528
5,000	Puerto Rico Infrastructure Financing Authority,
	(AMBAC), 5.50%, 7/1/27(1)	5,717,050
4,540	San Francisco Bay Area Rapid Transportation District,
	Sales Tax Revenue, (FSA), 4.25%, 7/1/36	4,173,032
		$13,613,740

Insured-Transportation — 6.0%
$ 4,320	Los Angeles County Metropolitan Transportation
	Authority, (AMBAC), 5.00%, 7/1/23(1)	$4,442,112
5,500	Puerto Rico Highway and Transportation Authority,
	Series CC, (FSA), 5.25%, 7/1/32	6,124,855
2,000	San Francisco City and County Airport Commission,
	International Airport Revenue, (FGIC), (AMT),
	Variable Rate, 6.876%, 5/1/30(3)(4)	2,028,080
1,800	San Joaquin Hills Transportation Corridor Agency,
	Toll Road Bonds, (MBIA), 0.00%, 1/15/24	855,054
3,000	San Jose, Airport Revenue, (AMBAC), (AMT),
	Series A, 5.00%, 3/1/37	3,024,570
		$16,474,671

Insured-Water and Sewer — 8.9%
$ 2,000	Calleguas Las Virgenes Public Financing Authority
	Revenue (Municipal Water District), (MBIA),
	4.25%, 7/1/32	$1,860,700
8,000	Clovis Public Financing Authority,
	Wastewater Revenue, (AMBAC), 4.50%, 8/1/38	7,671,200

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 26

Eaton Vance California Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Water and Sewer (continued)
$ 6,675	Los Angeles, Department of Water and Power,
	(FSA), 4.75%, 7/1/36	$6,711,112
1,680	Los Angeles, Department of Water and Power,
	(MBIA), 3.00%, 7/1/30	1,288,274
3,000	San Diego County Water Authority, (FGIC),
	Variable Rate, 7.433%, 4/22/09(5)	3,202,830
4,135	San Francisco City and County Public Utilities Commission,
	(FSA), 4.25%, 11/1/33	3,865,605
		$24,599,721

Lease Revenue / Certificates of Participation — 9.0%
$ 5,000	California Public Works, (University of California),
	5.25%, 6/1/20	$5,462,700
5,115	Los Angeles County, (Disney Parking), 0.00%, 3/1/16	3,486,333
1,925	Los Angeles County, (Disney Parking), 0.00%, 3/1/17	1,244,724
3,100	Los Angeles County, (Disney Parking), 0.00%, 3/1/20	1,689,965
6,520	Pasadena Parking Facility, 6.25%, 1/1/18	7,322,090
5,000	Sacramento City Financing Authority, 5.40%, 11/1/20	5,550,250
		$24,756,062

Other Revenue — 2.6%
$ 615	California Infrastructure and Economic Development,
	(Performing Arts Center), 5.00%, 12/1/32	$623,628
920	California Infrastructure and Economic Development,
	(Performing Arts Center), 5.00%, 12/1/37	929,816
5,135	Golden State Tobacco Securitization Corp., 5.75%, 6/1/47	4,900,125
700	Puerto Rico Infrastructure Financing Authority,
	Variable Rate, 8.488%, 10/1/34(3)(4)	815,346
		$7,268,915

Senior Living / Life Care — 0.4%
$ 250	California Statewide Communities Development Authority,
	(Senior Living - Presbyterian Homes), 4.75%, 11/15/26	$237,180
1,000	California Statewide Communities Development Authority,
	(Senior Living - Presbyterian Homes), 4.875%, 11/15/36	929,530
		$1,166,710

Special Tax Revenue — 8.6%
$ 2,500	Bonita Canyon Public Financing Authority, 5.375%, 9/1/28	$2,453,700
415	Brentwood Infrastructure Financing Authority, 5.00%, 9/2/26	393,806
665	Brentwood Infrastructure Financing Authority, 5.00%, 9/2/34	610,257
1,810	Corona Public Financing Authority, 5.80%, 9/1/20	1,814,543

Principal Amount
(000’s omitted)	Security	Value

Special Tax Revenue (continued)
$ 985	Fairfield Improvement Bond Act of 1915,
	(North Cordelia District), 7.375%, 9/2/18	$ 1,023,878
600	Jurupa Community Services District,
	(Community Facilities District No. 16), 5.30%, 9/1/34	579,540
2,110	Lincoln Public Financing Authority,
	Improvement Bond Act of 1915, (Twelve Bridges),
	6.20%, 9/2/25	2,186,192
1,430	Moreno Valley Unified School District, 5.95%, 9/1/34	1,446,088
6,475	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	6,713,863
1,675	Santa Margarita Water District, 6.20%, 9/1/20	1,741,799
1,000	Santaluz Community Facilities District No. 2,
	6.20%, 9/1/30	1,003,420
350	Temecula Unified School District, 5.00%, 9/1/27	330,782
535	Temecula Unified School District, 5.00%, 9/1/37	491,167
1,000	Torrance Redevelopment Agency, 5.625%, 9/1/28	1,002,890
1,000	Tustin Community Facilities District, 6.00%, 9/1/37	1,030,470
900	Whittier Public Financing Authority,
	(Greenleaf Avenue Redevelopment), 5.50%, 11/1/23	917,334
		$ 23,739,729

Water and Sewer — 0.6%
$ 1,740	Metropolitan Water District of Southern California
	(Waterworks Revenue Authorization),
	4.75%, 7/1/36(1)	$ 1,754,155
		$ 1,754,155

Total Tax-Exempt Investments — 107.9%
(identified cost $283,357,690)		$298,193,852

Other Assets, Less Liabilities — (7.9)%		$ (21,929,993)

Net Assets — 100.0%		$276,263,859

AGC - Assured Guaranty Corp.
AMBAC - AMBAC Financial Group, Inc.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
Minimum Tax.
FGIC - Financial Guaranty Insurance Company
FSA - Financial Security Assurance, Inc.
GNMA - Government National Mortgage Association (Ginnie Mae)
MBIA - Municipal Bond Insurance Association

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 27

Eaton Vance California Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S C O N T ’ D

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2007, 46.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.1% to 18.0% of total investments.

(1)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(2)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the aggregate value of the securities is $6,696,407 or 2.4% of the Fund’s net assets.

(4)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2007.

(5)	Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2007.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 28

Eaton Vance Florida Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S

Ta x - E x e m p t I n v e s t m e n t s — 1 1 4 . 2%

Principal Amount
(000’s omitted)	Security	Value

Escrowed / Prerefunded — 4.3%
$ 1,000	Capital Trust Agency, (Seminole Tribe Convention),
	Prerefunded to 10/1/12, 8.95%, 10/1/33(1)	$1,226,170
615	Florida Mid-Bay Bridge Authority, Escrowed to Maturity,
	6.10%, 10/1/22	726,721
1,675	Florida Mid-Bay Bridge Authority, Escrowed to Maturity,
	6.875%, 10/1/22	2,129,243
1,000	Halifax Medical Center, Prerefunded to 10/1/10,
	7.25%, 10/1/24	1,118,560
500	Lee County Industrial Development Authority,
	(Shell Point Village), Prerefunded to 11/15/09,
	5.50%, 11/15/21	524,610
3,690	North Miami Health Care Facilities Authority, (Imperial Club),
	Prerefunded to 1/1/09, 6.75%, 1/1/33	3,915,902
605	Vista Lakes Community Development District,
	Prerefunded to 5/1/10, 7.20%, 5/1/32	658,065
		$10,299,271

Health Care-Miscellaneous — 0.4%
$ 1,003	Osceola County Industrial Development Authority,
	Community Provider Pooled Loan, 7.75%, 7/1/17	$1,003,822
		$1,003,822

Hospital — 8.2%
$ 1,910	Brevard County Health Facilities Authority,
	(Health First, Inc.), 5.00%, 4/1/36	$1,901,367
2,795	Cape Canaveral Hospital District,
	(Cape Canaveral Hospital, Inc.), 5.25%, 1/1/28	2,814,258
1,750	Highlands County Health Facilities Authority,
	(Adventist Glenoaks Hospital/Adventist Healthcare),
	5.00%, 11/15/31	1,755,110
250	Highlands County Health Facilities Authority,
	(Adventist Health System), 5.00%, 11/15/35	250,232
2,750	Jacksonville Economic Development Authority,
	(Mayo Clinic), 5.50%, 11/15/36	2,879,030
4,790	Orange County Health Facilities Authority,
	(Orlando Regional Healthcare), 5.125%, 11/15/39	4,816,249
2,865	South Miami Health Facilities Authority,
	(Baptist Health), 5.00%, 8/15/42	2,857,780
2,500	West Orange Health Care District, 5.80%, 2/1/31	2,585,475
		$19,859,501

Principal Amount
(000’s omitted)	Security	Value

Housing — 0.4%
$ 65	Florida Housing Finance Authority, 6.35%, 6/1/14	$65,105
460	Florida Housing Finance Authority, (AMT), 6.35%, 7/1/28	464,830
485	Orange County Housing Finance Authority, (AMT),
	6.60%, 4/1/28	488,162
		$1,018,097

Housing-Multifamily — 1.4%
$ 1,515	Capital Trust Agency, (Atlantic Housing Foundation),
	5.30%, 7/1/35	$1,511,591
1,720	Florida Capital Projects Finance Authority,
	Student Housing Revenue, (Florida University),
	Prerefunded to 8/15/10, 7.75%, 8/15/20	1,918,643
		$3,430,234

Industrial Development Revenue — 4.2%
$ 2,314	Broward County, Industrial Development Revenue,
	(Lynxs Cargoport), (AMT), 6.75%, 6/1/19	$2,350,302
2,460	Capital Trust Agency, (Fort Lauderdale Project),
	(AMT), 5.75%, 1/1/32	2,486,912
5,000	Liberty Development Corp., (Goldman Sachs Group, Inc.),
	5.25%, 10/1/35	5,340,550
		$10,177,764

Insured-Education — 2.9%
$ 7,030	Florida Capital Improvement Revenue,
	(Florida Gulf Coast University Financing Corporation),
	(MBIA), 4.75%, 8/1/32	$7,036,678
		$7,036,678

Insured-Electric Utilities — 2.1%
$ 5,125	Lakeland Energy System, (XLCA), 4.75%, 10/1/36	$5,081,130
		$5,081,130

Insured-Escrowed / Prerefunded — 11.2%
$ 9,225	Dade County, (Baptist Hospital of Miami), (MBIA),
	Escrowed to Maturity, 5.75%, 5/1/21	$10,283,845
3,835	Dade County, Professional Sports Franchise Facility, (MBIA),
	Escrowed to Maturity, 0.00%, 10/1/23	1,880,952
7,830	Orange County Tourist Development Tax, (AMBAC),
	Prerefunded to 4/1/12, 5.125%, 10/1/30(2)	8,334,539
5,600	St. Lucie Utility System, (FGIC), Escrowed to Maturity,
	6.00%, 10/1/20	6,572,160
		$27,071,496

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 29

Eaton Vance Florida Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations — 1.3%
$ 2,700	Puerto Rico, (MBIA), 5.50%, 7/1/20(2)	$3,076,776
		$3,076,776

Insured-Health Care-Miscellaneous — 0.0%
$ 26	Osceola County Industrial Development Authority,
	Community Provider Pooled Loan-93 Program,
	(FSA), 7.75%, 7/1/10	$26,274
		$26,274

Insured-Hospital — 4.4%
$ 9,560	Sarasota County Public Hospital Board,
	(Sarasota Memorial Hospital), (MBIA), 5.50%, 7/1/28	$10,736,358
		$10,736,358

Insured-Housing — 1.2%
$ 3,000	Florida Housing Finance Authority, (Brittany of Rosemont),
	(AMBAC), (AMT), 6.875%, 8/1/26	$3,003,750
		$3,003,750

Insured-Lease Revenue / Certificates of
Participation — 1.5%
$ 3,300	Puerto Rico Public Finance Corp., (AMBAC),
	5.125%, 6/1/24(2)	$3,588,079
		$3,588,079

Insured-Special Tax Revenue — 15.7%
$ 4,875	Cape Coral, Special Obligation, (MBIA), 4.50%, 10/1/36	$4,658,257
6,345	Dade County, Special Obligation, (AMBAC),
	5.00%, 10/1/35(2)	6,372,622
1,500	Jacksonville, Excise Tax, (FGIC), (AMT), 0.00%, 10/1/12	1,235,565
1,575	Miami-Dade County, Special Obligation, (MBIA),
	0.00%, 10/1/36	353,903
6,630	Miami-Dade County, Special Obligation, (MBIA),
	0.00%, 10/1/37	1,410,731
5,000	Miami-Dade County, Special Obligation, (MBIA),
	0.00%, 10/1/38	1,007,950
10,000	Miami-Dade County, Special Obligation, (MBIA),
	0.00%, 10/1/39	1,909,600
10,055	Miami-Dade County, Special Obligation, (MBIA),
	0.00%, 10/1/40	1,822,972
985	Opa-Locka Sales Tax, (FGIC), 7.00%, 1/1/14	987,689
4,000	Sunrise Public Facilities, (MBIA), 0.00%, 10/1/15	2,918,080
4,140	Sunrise Public Facilities, (MBIA), 0.00%, 10/1/16	2,880,364
2,525	Sunrise Public Facilities, (MBIA), 0.00%, 10/1/17	1,674,201

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue (continued)
$ 2,000	Tampa Utility Tax, (AMBAC), 0.00%, 10/1/18	$1,261,980
6,800	Tampa Utility Tax, (AMBAC), 0.00%, 4/1/19	4,162,756
5,000	Tampa Utility Tax, (AMBAC), 0.00%, 10/1/19	2,996,300
4,000	Tampa Utility Tax, (AMBAC), 0.00%, 10/1/20	2,269,920
		$37,922,890

Insured-Transportation — 19.1%
$ 1,225	Florida Turnpike Authority, (FSA), 4.50%, 7/1/28	$1,206,233
8,750	Florida Turnpike Authority, Water & Sewer Revenue,
	(Department of Transportation), (FGIC), 4.50%, 7/1/27(3)	8,653,488
8,700	Greater Orlando Aviation Authority, (FGIC), (AMT),
	5.25%, 10/1/18(2)	8,948,733
7,680	Miami-Dade County, Aviation Revenue,
	(Miami International Airport), (CIFG), (AMT),
	5.00%, 10/1/38(2)	7,655,962
2,000	Orlando and Orange County Expressway Authority,
	(FGIC), 8.25%, 7/1/14	2,536,140
7,500	Palm Beach County Airport System, (MBIA), (AMT),
	5.00%, 10/1/34(2)	7,540,500
1,100	Port Palm Beach District, (Public Improvements),
	(XLCA), 0.00%, 9/1/22	562,870
1,100	Port Palm Beach District, (Public Improvements),
	(XLCA), 0.00%, 9/1/23	534,820
4,500	Puerto Rico Highway and Transportation Authority,
	(AMBAC), 5.25%, 7/1/38	5,022,495
3,940	Tampa-Hillsborough County Expressway Authority,
	(AMBAC), 4.00%, 7/1/34	3,467,673
		$46,128,914

Insured-Water and Sewer — 13.6%
$10,000	Fort Myers Utility, (FGIC), 5.50%, 10/1/29(2)	$10,398,700
2,500	Martin County Utilities System, (AMBAC), 5.00%, 10/1/28	2,581,775
2,000	Miami Beach, Storm Water, (FGIC), 5.375%, 9/1/30	2,095,780
10,525	Sunrise Utility System, (AMBAC), 5.00%, 10/1/28	10,991,784
2,600	Tampa Bay Water Utility System, (FGIC),
	4.75%, 10/1/27(2)	2,609,968
4,150	Tampa Bay Water Utility System, (FGIC), Prerefunded
	to 10/1/08, 4.75%, 10/1/27(2)	4,240,168
		$32,918,175

Nursing Home — 3.2%
$ 4,085	Dade County Industrial Development Authority,
	(Gramercy Park Nursing Care), (FHA), 6.60%, 8/1/23	$4,092,271
3,500	Orange County Health Facilities Authority,
	(Westminster Community Care), 6.60%, 4/1/24	3,591,840
		$7,684,111

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 30

Eaton Vance Florida Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Senior Living / Life Care — 2.4%
$ 4,100	North Miami Health Care Facilities Authority,
	(Imperial Club), 6.125%, 1/1/42	$ 3,954,696
1,750	Plantation Health Facilities Authority,
	(Covenant Village of Florida), 5.125%, 12/1/22	1,754,148
		$ 5,708,844

Special Tax Revenue — 13.0%
$ 1,115	Concorde Estates Community Development District,
	5.85%, 5/1/35	$ 1,074,336
255	Covington Park Community Development District,
	(Capital Improvements), 5.00%, 5/1/21	259,011
1,185	Covington Park Community Development District,
	(Capital Improvements), 5.00%, 5/1/31	1,178,447
560	Dupree Lakes Community Development District,
	5.00%, 11/1/10	560,022
530	Dupree Lakes Community Development District,
	5.00%, 5/1/12	508,461
1,015	Dupree Lakes Community Development District,
	5.375%, 5/1/37	898,935
970	Fishhawk Community Development District,
	6.125%, 5/1/34	1,030,703
235	Gateway Services Community Development District,
	Special Assessment, 6.50%, 5/1/33	257,085
5	Heritage Harbor South Community Development District,
	(Capital Improvements), 5.40%, 11/1/08	5,011
660	Heritage Harbor South Community Development District,
	(Capital Improvements), 6.20%, 5/1/35	729,267
480	Heritage Harbor South Community Development District,
	(Capital Improvements), 6.50%, 5/1/34	531,341
1,335	Heritage Springs Community Development District,
	5.25%, 5/1/26	1,301,678
1,100	Lexington Oaks Community Development District,
	7.20%, 5/1/30	1,124,519
185	Longleaf Community Development District, 6.20%, 5/1/09	185,250
880	New River Community Development District,
	(Capital Improvements), 5.00%, 5/1/13	837,663
360	New River Community Development District,
	(Capital Improvements), 5.35%, 5/1/38	317,135
1,230	North Springs Improvement District, (Heron Bay),
	5.20%, 5/1/27	1,122,055
6,065	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	6,288,738
2,270	River Hall Community Development District,
	(Capital Improvements), 5.45%, 5/1/36	1,942,530
970	Southern Hills Plantation I Community Development District,
	5.80%, 5/1/35	940,755
1,670	Sterling Hill Community Development District,
	6.20%, 5/1/35	1,794,064

Principal Amount
(000’s omitted)	Security	Value

Special Tax Revenue (continued)
$ 2,500	Tisons Landing Community Development District,
	5.625%, 5/1/37	$ 2,298,150
2,770	University Square Community Development District,
	6.75%, 5/1/20	2,875,066
400	West Palm Beach Community Redevelopment Agency,
	(Northwood Pleasant Community), 5.00%, 3/1/29	405,476
2,870	West Palm Beach Community Redevelopment Agency,
	(Northwood Pleasant Community), 5.00%, 3/1/35	2,889,516
		$ 31,355,214

Transportation — 1.0%
$ 2,385	Florida Mid-Bay Bridge Authority, 6.10%, 10/1/22	$ 2,454,141
		$ 2,454,141

Water and Sewer — 2.7%
$ 6,275	Jacksonville Electric Authority, Water and Sewer Revenue,
	5.25%, 10/1/39	$ 6,457,414
		$ 6,457,414

Total Tax-Exempt Investments — 114.2%
(identified cost $260,250,333)		$276,038,933

Other Assets, Less Liabilities — (14.2)%		$ (34,343,992)

Net Assets — 100.0%		$241,694,941
AMBAC - AMBAC Financial Group, Inc.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
Minimum Tax.
CIFG - CIFG Assurance North America, Inc.
FGIC - Financial Guaranty Insurance Company
FHA - Federal Housing Administration
FSA - Financial Security Assurance, Inc.
MBIA - Municipal Bond Insurance Association
XLCA - XL Capital Assurance, Inc.
The Fund invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30,
2007, 64.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual
financial institution ranged from 0.4% to 21.4% of total investments.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 31

Eaton Vance Florida Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S C O N T ’ D

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the aggregate value of the securities is $1,226,170 or 0.5% of the Fund’s net assets.

(2)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(3)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 32

Eaton Vance Massachusetts Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S

Ta x - E x e m p t I n v e s t m e n t s — 1 0 2 . 8%

Principal Amount
(000’s omitted)	Security	Value

Education — 15.1%
$ 5,000	Massachusetts Development Finance Agency,
	(Boston College), Variable Rate, 6.853%, 7/1/42(1)(2)	$5,412,950
5,500	Massachusetts Development Finance Agency,
	(Boston University), 5.45%, 5/15/59	5,672,480
10,000	Massachusetts Development Finance Agency,
	(Dexter School), 5.00%, 5/1/37	10,086,800
1,000	Massachusetts Development Finance Agency,
	(Middlesex School), 5.00%, 9/1/33	1,016,100
1,000	Massachusetts Development Finance Agency,
	(Wheeler School), 6.50%, 12/1/29	1,036,200
4,000	Massachusetts Development Finance Agency,
	(Boston University), Series P, 6.00%, 5/15/59	4,470,680
10,000	Massachusetts Health and Educational Facilities Authority,
	(Berklee College), Series A, 5.00%, 10/1/37	10,153,500
1,700	Massachusetts Health and Educational Facilities Authority,
	(Harvard University), 5.125%, 7/15/37	1,774,630
4,000	Massachusetts Health and Educational Facilities Authority,
	(Massachusetts Institute of Technology), 5.25%, 7/1/33	4,517,240
3,605	Massachusetts Health and Educational Facilities Authority,
	(Williams College), 4.50%, 7/1/33	3,533,080
2,000	Massachusetts Industrial Finance Agency,
	(St. John’s High School, Inc.), 5.35%, 6/1/28	2,016,480
		$49,690,140

Electric Utilities — 5.8%
$ 8,715	Massachusetts Development Finance Agency,
	(Dominion Energy Brayton Point), (AMT), 5.00%, 2/1/36	$8,546,103
3,000	Puerto Rico Electric Power Authority, Series N,
	0.00%, 7/1/17	1,946,010
13,230	Puerto Rico Electric Power Authority, Series O,
	0.00%, 7/1/17	8,581,904
		$19,074,017

Escrowed / Prerefunded — 7.3%
$20,000	Massachusetts Turnpike Authority, Escrowed to Maturity,
	5.00%, 1/1/20	$21,414,400
2,540	Massachusetts Water Resource Authority,
	Escrowed to Maturity, 5.25%, 12/1/15	2,749,067
		$24,163,467

Hospital — 7.9%
$ 1,000	Massachusetts Health and Educational Facilities Authority,
	(Berkshire Health System), 6.25%, 10/1/31	$1,048,830
1,320	Massachusetts Health and Educational Facilities Authority,
	(Central New England Health Systems), 6.125%, 8/1/13	1,322,138

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)
$ 2,600	Massachusetts Health and Educational Facilities Authority,
	(Healthcare System-Covenant Health), 6.00%, 7/1/22	$2,758,444
6,820	Massachusetts Health and Educational Facilities Authority,
	(Partners Healthcare Systems), 5.00%, 7/1/29	6,959,401
5,480	Massachusetts Health and Educational Facilities Authority,
	(Partners Healthcare Systems), 5.00%, 7/1/32	5,549,267
35	Massachusetts Health and Educational Facilities Authority,
	(Partners Healthcare Systems), 5.75%, 7/1/32	37,812
9,000	Massachusetts Industrial Finance Agency,
	(Biomedical Research Corp.), 0.00%, 8/1/09	8,400,240
		$26,076,132

Housing — 5.1%
$ 2,000	Massachusetts Housing Finance Agency, (AMT),
	4.65%, 12/1/36	$1,859,700
10,000	Massachusetts Housing Finance Agency, (AMT),
	4.85%, 6/1/40	9,519,800
1,350	Massachusetts Housing Finance Agency, (AMT),
	5.00%, 12/1/28	1,345,532
4,000	Massachusetts Housing Finance Agency, (AMT),
	5.10%, 12/1/37	3,984,440
		$16,709,472

Industrial Development Revenue — 2.1%
$ 2,155	Massachusetts Industrial Finance Agency,
	(American Hingham Water Co.), (AMT), 6.60%, 12/1/15	$2,181,140
5,170	Virgin Islands Public Finance Authority, (Hovensa LLC),
	(AMT), 4.70%, 7/1/22	4,850,236
		$7,031,376

Insured-Education — 12.4%
$ 2,500	Massachusetts College Building Authority, (XLCA),
	5.50%, 5/1/28	$2,846,700
5,000	Massachusetts College Building Authority, (XLCA),
	5.50%, 5/1/33(3)	5,726,050
8,615	Massachusetts College Building Authority, Series B,
	(XLCA), 0.00%, 5/1/22	4,481,178
6,000	Massachusetts Development Finance Agency,
	(Boston University), (XLCA), 5.375%, 5/15/39(4)	6,645,360
5,460	Massachusetts Development Finance Agency,
	(College of the Holy Cross), (AMBAC), 5.25%, 9/1/32(5)	6,144,739
2,800	Massachusetts Development Finance Agency,
	(Franklin W. Olin College), (XLCA), 5.25%, 7/1/33	2,900,968
5,000	Massachusetts Development Finance Agency,
	(Massachusetts College of Pharmacy), (AGC),
	5.00%, 7/1/37(6)	5,161,450
1,000	Massachusetts Development Finance Agency,
	(Merrimack College), (MBIA), 5.20%, 7/1/32	1,046,700

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 33

Eaton Vance Massachusetts Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Education (continued)
$ 3,120	Massachusetts Development Finance Agency,
	(Simmons College), (XLCA), 5.25%, 10/1/33	$3,394,310
2,460	Massachusetts Health and Educational Facilities Authority,
	(Worcester City Campus), (FGIC), 5.00%, 10/1/31	2,549,347
		$40,896,802

Insured-Escrowed / Prerefunded — 2.7%
$ 200	Massachusetts Turnpike Authority, (MBIA),
	Escrowed to Maturity, 5.00%, 1/1/20	$214,144
6,000	Puerto Rico Electric Power Authority, (FSA),
	Prerefunded to 7/1/10, 5.25%, 7/1/29(5)	6,336,940
1,995	Puerto Rico Highway and Transportation Authority,
	(MBIA), Prerefunded to 7/1/16, 5.00%, 7/1/36(5)	2,180,375
		$8,731,459

Insured-General Obligations — 0.8%
$ 560	Ashland, (AMBAC), 4.75%, 5/15/29	$570,198
500	Plymouth, (MBIA), 5.25%, 10/15/20	526,970
1,200	Puerto Rico, (MBIA), 5.50%, 7/1/20(5)	1,367,456
		$2,464,624

Insured-Hospital — 0.7%
$ 2,250	Massachusetts Health and Educational Facilities Authority,
	(The Medical Center of Central Massachusetts), (AMBAC),
	Variable Rate, 8.82%, 6/23/22(7)	$2,348,685
		$2,348,685

Insured-Lease Revenue / Certificates of
Participation — 3.0%
$ 7,500	Massachusetts Development Finance Agency, (MBIA),
	5.125%, 2/1/34	$7,787,700
1,800	Puerto Rico Public Finance Corp., (AMBAC),
	5.125%, 6/1/24(5)	1,957,134
		$9,744,834

Insured-Other Revenue — 3.1%
$ 8,680	Massachusetts Development Finance Agency,
	(WGBH Educational Foundation), (AMBAC),
	5.75%, 1/1/42(5)	$10,324,492
45	Massachusetts Health and Educational Facilities Authority,
	(Capital Assets), (MBIA), 7.20%, 7/1/09	45,126
		$10,369,618

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue — 6.1%
$ 3,395	Martha’s Vineyard Land Bank, (AMBAC), 4.25%, 5/1/36	$3,154,430
1,000	Martha’s Vineyard Land Bank, (AMBAC), 5.00%, 5/1/29	1,037,740
4,620	Martha’s Vineyard Land Bank, (AMBAC), 5.00%, 5/1/32	4,736,794
2,630	Massachusetts Bay Transportation Authority,
	Assessment Bonds, Sales Tax Revenue, (MBIA),
	4.50%, 7/1/35	2,562,672
7,500	Massachusetts Special Obligation, Dedicated Tax Revenue,
	(FGIC), 5.50%, 1/1/30	8,622,075
		$20,113,711

Insured-Student Loan — 1.7%
$ 5,860	Massachusetts Educational Financing Authority,
	(AMBAC), 4.70%, 1/1/33	$5,586,338
		$5,586,338

Insured-Transportation — 11.9%
$ 5,000	Massachusetts Port Authority, (Bosfuel Project), (FGIC),
	(AMT), 5.00%, 7/1/32	$5,038,050
10,000	Massachusetts Port Authority, (Bosfuel Project), (FGIC),
	(AMT), 5.00%, 7/1/38	10,045,300
19,000	Massachusetts Turnpike Authority, (MBIA), 0.00%, 1/1/28	7,326,020
10,750	Massachusetts Turnpike Authority,
	Metropolitan Highway System, (MBIA), 0.00%, 1/1/22	5,675,785
5,825	Puerto Rico Highway and Transportation Authority,
	(AMBAC), 5.25%, 7/1/38	6,501,341
4,320	Puerto Rico Highway and Transportation Authority,
	(CIFG), 5.25%, 7/1/41(5)	4,783,536
		$39,370,032

Insured-Water and Sewer — 0.5%
$ 1,625	Massachusetts Water Resource Authority, (MBIA),
	5.25%, 12/1/15	$1,755,715
		$1,755,715

Nursing Home — 1.7%
$ 2,400	Massachusetts Health and Educational Facilities Authority,
	(Christopher House), 6.875%, 1/1/29	$2,447,400
3,155	Massachusetts Industrial Finance Agency,
	(Age Institute of Massachusetts), 8.05%, 11/1/25	3,218,700
		$5,666,100

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 34

Eaton Vance Massachusetts Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Other Revenue — 1.4%
$ 4,455	Puerto Rico Infrastructure Financing Authority,
	5.50%, 10/1/34(5)	$4,699,698
		$4,699,698

Senior Living / Life Care — 1.6%
$ 1,250	Massachusetts Development Finance Agency,
	(Berkshire Retirement Community, Inc./Edgecombe),
	5.10%, 7/1/29	$1,184,625
415	Massachusetts Development Finance Agency,
	(First Mortgage VOA Concord), 5.125%, 11/1/27	385,709
515	Massachusetts Development Finance Agency,
	(First Mortgage VOA Concord), 5.20%, 11/1/41	462,285
1,545	Massachusetts Development Finance Agency,
	(Linden Ponds, Inc.), 5.75%, 11/15/35	1,518,457
1,585	Massachusetts Development Finance Agency,
	(Linden Ponds, Inc.), 5.75%, 11/15/42	1,553,252
		$5,104,328

Solid Waste — 1.0%
$ 3,250	Massachusetts Industrial Finance Agency, Resource Recovery,
	(Ogden Haverhill), (AMT), 5.60%, 12/1/19	$3,327,708
		$3,327,708

Special Tax Revenue — 4.7%
$14,395	Massachusetts Bay Transportation Authority, 0.00%, 7/1/34	$3,591,696
8,000	Massachusetts Bay Transportation Authority,
	Sales Tax Revenue, 0.00%, 7/1/22	3,944,000
7,690	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	7,973,684
		$15,509,380

Water and Sewer — 6.2%
$ 8,080	Boston Industrial Development Authority,
	(Harbor Electric Energy Co.), (AMT), 7.375%, 5/15/15	$8,143,832
3,220	Massachusetts Water Pollution Abatement Trust,
	5.25%, 8/1/25	3,591,781
10,000	Massachusetts Water Resources Authority, 4.00%, 8/1/46	8,628,200
		$20,363,813

Total Tax-Exempt Investments
(identified cost $328,292,902)		$338,797,449

S h o r t - Te r m I n v e s t m e n t s — 4 . 5%

Principal Amount
(000’s omitted)	Security	Value
$ 7,000	Massachusetts Development Finance Agency,
	(Suffolk University), Variable Rate, 6.00%, 7/1/32(8)	$7,000,000
4,895	Massachusetts Development Finance Agency,
	(Wentworth Institute), Variable Rate, 6.00%, 10/1/33(8)	4,895,000
3,000	Massachusetts Health and Educational Facilities Authority,
	(Harvard University), Variable Rate, 3.60%, 11/1/49(8)	3,000,000

Total Short-Term Investments
(identified cost $14,895,000)		$14,895,000

Total Investments — 107.3%
(identified cost $343,187,902)		$353,692,449

Other Assets, Less Liabilities — (7.3)%		$ (24,075,560)

Net Assets — 100.0%		$329,616,889

AGC - Assured Guaranty Corp.
AMBAC - AMBAC Financial Group, Inc.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
Minimum Tax.
CIFG - CIFG Assurance North America, Inc.
FGIC - Financial Guaranty Insurance Company
FSA - Financial Security Assurance, Inc.
MBIA - Municipal Bond Insurance Association
XLCA - XL Capital Assurance, Inc.
The Fund invests primarily in debt securities issued by
Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at
September 30, 2007, 40.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.4% to 12.0% of total investments.

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the aggregate value of the securities is $5,412,950 or 1.6% of the Fund’s net assets.

(2)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2007.

(3)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(4)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(5)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(6)	When-issued security.

(7)	Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2007.

(8)	Variable rate demand obligation. The stated interest rate represents the rate in effect at September 30, 2007.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 35

Eaton Vance Mississippi Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S

Ta x - E x e m p t I n v e s t m e n t s — 1 0 3 . 8%

Principal Amount
(000’s omitted)	Security	Value

Electric Utilities — 2.7%
$ 250	Mississippi Business Finance Corp.,
	(System Energy Resources, Inc.), 5.90%, 5/1/22	$252,647
50	Puerto Rico Electric Power Authority, DRIVERS,
	Variable Rate, 6.79%, 7/1/25(1)(2)	54,367
150	Puerto Rico Electric Power Authority, DRIVERS,
	Variable Rate, 6.79%, 7/1/37(1)(2)	156,387
		$463,401

Escrowed / Prerefunded — 10.7%
$2,500	Mississippi Housing Finance Corp., Single Family,
	Escrowed to Maturity, 0.00%, 6/1/15	$1,841,375
		$1,841,375

Hospital — 6.3%
$ 500	Mississippi Hospital Equipment and Facilities Authority,
	(Baptist Health System), 5.00%, 8/15/29	$492,455
600	Mississippi Hospital Equipment and Facilities Authority,
	(South Central Regional Medical Center), 5.25%, 12/1/31	595,488
		$1,087,943

Industrial Development Revenue — 4.3%
$ 200	Lowndes County, (Weyerhaeuser), 6.80%, 4/1/22	$231,760
175	Mississippi Business Finance Corp., (Air Cargo), (AMT),
	7.25%, 7/1/34	187,287
300	Warren County, (International Paper), (AMT),
	6.70%, 8/1/18	314,754
		$733,801

Insured-Bond Bank — 5.7%
$ 435	Mississippi Development Bank, (Capital Projects),
	(AMBAC), 5.00%, 7/1/24	$436,192
500	Mississippi Development Bank,
	(Hinds County Public Improvement), (FSA), 5.25%, 10/1/30	552,560
		$988,752

Insured-Education — 7.6%
$ 750	Jackson State University Educational Building Corp.,
	(FGIC), 5.00%, 3/1/29	$768,607
500	Mississippi State University Educational Building Corp.,
	Facilities Renovation, (MBIA), 5.25%, 8/1/17	550,365
		$1,318,972

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities — 6.4%
$ 750	Mississippi Development Bank, (Municipal Energy),
	(XLCA), 5.00%, 3/1/41	$761,565
300	Puerto Rico Electric Power Authority, (MBIA),
	5.50%, 7/1/16(3)	338,510
		$1,100,075

Insured-Escrowed / Prerefunded — 7.1%
$ 250	Mississippi Development Bank, (Waste Water Treatment),
	(FSA), Prerefunded to 2/1/13, 5.00%, 2/1/28	$266,795
250	Puerto Rico Electric Power Authority, (FSA),
	Prerefunded to 7/1/10, 5.25%, 7/1/29(3)	264,320
150	Puerto Rico, (FSA), Prerefunded to 7/1/11,
	5.125%, 7/1/30	158,749
500	Southern Mississippi University Educational Building Corp.,
	(AMBAC), Prerefunded to 3/1/11, 5.00%, 3/1/21	527,690
		$1,217,554

Insured-General Obligations — 12.4%
$ 500	Hinds County, (MBIA), 6.25%, 3/1/11	$542,910
500	Mississippi Development Bank, (FSA), 4.50%, 10/1/36	481,795
500	Mississippi Development Bank, (Gulf Coast College District),
	(XLCA), 4.25%, 1/1/24	478,705
250	Mississippi, (FSA), 5.25%, 11/1/21(3)	278,970
100	Puerto Rico, (FSA), 5.125%, 7/1/30	104,025
220	Puerto Rico, (FSA), Variable Rate, 7.742%, 7/1/27(1)(2)	256,865
		$2,143,270

Insured-Hospital — 12.3%
$ 750	Gulfport, (Gulfport Memorial Hospital), (MBIA),
	6.20%, 7/1/18	$751,395
455	Hinds County, (Mississippi Methodist Hospital), (AMBAC),
	5.60%, 5/1/12(4)	472,131
610	Mississippi Development Bank, (Covington County Hospital),
	(AMBAC), 5.00%, 7/1/31	623,188
250	Mississippi Hospital Equipment and Facilities Authority,
	(Forrest County General Hospital), (FSA), 5.50%, 1/1/27	266,970
		$2,113,684

Insured-Lease Revenue / Certificates of
Participation — 3.8%
$ 600	Puerto Rico Public Finance Corp., (AMBAC),
	5.125%, 6/1/24(3)	$652,378
		$652,378

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 36

Eaton Vance Mississippi Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue — 1.8%
$ 150	Puerto Rico Convention Center Authority, (CIFG),
	4.50%, 7/1/36	$148,202
735	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	72,383
135	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	22,283
270	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	42,393
215	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	32,072
		$317,333

Insured-Transportation — 5.6%
$ 500	Jackson Municipal Airport Authority, (AMBAC),
	5.00%, 10/1/31	$514,790
250	Mississippi Development Bank, (Mississippi Highway
	Construction), (FGIC), 5.00%, 1/1/25	259,610
175	Puerto Rico Highway and Transportation Authority,
	(AMBAC), 5.25%, 7/1/38	195,319
		$969,719

Insured-Water and Sewer — 8.9%
$ 300	Gautier Utility District, (FGIC), 5.125%, 3/1/19	$314,982
500	Jackson Water and Sewer System, (FSA), 4.75%, 9/1/24	510,410
435	Mississippi Development Bank, (Combined Water & Sewer
	System), (AMBAC), 5.00%, 7/1/23	446,340
250	Mississippi Development Bank, (Combined Water & Sewer
	System), (FSA), 5.00%, 9/1/29	258,033
		$1,529,765

Nursing Home — 1.6%
$ 290	Mississippi Business Finance Corp., (Magnolia Healthcare),
	7.99%, 7/1/25	$283,374
		$283,374

Other Revenue — 0.7%
$1,200	Children’s Trust Fund, Tobacco Settlement, 0.00%, 5/15/50	$74,556
1,500	Children’s Trust Fund, Tobacco Settlement, 0.00%, 5/15/55	52,500
		$127,056

Special Tax Revenue — 2.9%
$ 485	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	$502,892
		$502,892

Principal Amount
(000’s omitted)	Security	Value

Water and Sewer — 3.0%
$ 250	Mississippi Development Bank, (Desoto County
	Regional Utility Authority), 5.25%, 7/1/28	$ 261,130
250	Mississippi Development Bank, (Desoto County
	Regional Utility Authority), 5.25%, 7/1/31	259,670
		$ 520,800

Total Tax-Exempt Investments — 103.8%
(identified cost $17,231,754)		$17,912,144

Other Assets, Less Liabilities — (3.8)%		$ (650,886)

Net Assets — 100.0%		$17,261,258

AMBAC - AMBAC Financial Group, Inc.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
Minimum Tax.
CIFG - CIFG Assurance North America, Inc.
DRIVERS - Derivative Inverse Tax-Exempt Receipts
FGIC - Financial Guaranty Insurance Company
FSA - Financial Security Assurance, Inc.
MBIA - Municipal Bond Insurance Association
XLCA - XL Capital Assurance, Inc.
The Fund invests primarily in debt securities issued by Mississippi municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30,
2007, 69.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual
financial institution ranged from 0.8% to 22.0% of total investments.

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the aggregate value of the securities is $467,619 or 2.7% of the Fund’s net assets.

(2)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2007.

(3)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(4)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 37

Eaton Vance New York Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S

Ta x - E x e m p t I n v e s t m e n t s — 1 1 0 . 6%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 0.9%
$ 4,250	Suffolk County Industrial Development Agency,
	(Nissequogue Cogeneration Partners Facility), (AMT),
	5.50%, 1/1/23(1)	$4,072,690
		$4,072,690

Education — 16.2%
$ 3,200	Hempstead Industrial Development Agency,
	(Adelphi University), 4.50%, 10/1/24	$3,096,480
900	Hempstead Industrial Development Agency,
	(Adelphi University), 5.00%, 10/1/35	902,115
500	Hempstead Industrial Development Agency,
	(Hofstra University Civic Facilities), 4.50%, 7/1/36	469,295
2,110	New York City Industrial Development Agency,
	(St. Francis College), 5.00%, 10/1/34	2,109,979
8,500	New York Dormitory Authority, (City University),
	6.00%, 7/1/20	9,871,475
2,400	New York Dormitory Authority, (City University),
	7.50%, 7/1/10	2,547,600
9,850	New York Dormitory Authority, (State University
	Educational Facilities), 5.25%, 5/15/15	10,585,992
18,775	New York Dormitory Authority, (State University
	Educational Facilities), 5.25%, 5/15/19(2)	20,385,895
14,680	New York Dormitory Authority, (State University
	Educational Facilities), 5.25%, 5/15/21	16,045,974
2,000	New York Dormitory Authority, (State University
	Educational Facilities), 5.50%, 5/15/19	2,225,880
1,085	New York Dormitory Authority, (Vassar College),
	4.25%, 7/1/32	1,028,699
2,650	New York Dormitory Authority, (Vassar College),
	4.25%, 7/1/39	2,473,165
		$71,742,549

Electric Utilities — 2.1%
$ 1,500	Long Island Power Authority, Electric System Revenue,
	5.00%, 9/1/24	$1,549,200
2,500	New York Energy Research and Development Authority,
	(Brooklyn Union Gas), (AMT), Variable Rate,
	8.854%, 7/1/26(3)	2,643,750
4,900	Suffolk County Industrial Development Agency,
	(Keyspan-Port Jefferson), (AMT), 5.25%, 6/1/27	4,978,890
		$9,171,840

Escrowed / Prerefunded — 4.5%
$ 3,500	Metropolitan Transportation Authority, Prerefunded to
	11/15/13, 5.25%, 11/15/32	$3,824,065

Principal Amount
(000’s omitted)	Security	Value

Escrowed / Prerefunded (continued)
$ 2,415	New York City, Prerefunded to 12/1/11,
	5.375%, 12/1/26	$2,592,068
1,495	New York Dormitory Authority, (City University),
	Escrowed to Maturity, 7.00%, 7/1/09	1,551,571
2,000	Puerto Rico Electric Power Authority, Prerefunded to
	7/1/12, 5.25%, 7/1/31	2,168,580
8,905	Triborough Bridge and Tunnel Authority, Escrowed to
	Maturity, 5.50%, 1/1/17	9,879,296
		$20,015,580

General Obligations — 1.9%
$ 2,250	New York City, 5.25%, 8/15/26	$2,363,040
5,755	New York City, 5.25%, 9/15/33	5,973,920
		$8,336,960

Health Care-Miscellaneous — 0.2%
$ 360	New York City Industrial Development Agency,
	(A Very Special Place, Inc.), 5.75%, 1/1/29	$353,725
110	Suffolk County Industrial Development Agency,
	(Alliance of Long Island Agencies), Series A, 7.50%, 9/1/15	116,245
70	Suffolk County Industrial Development Agency,
	(Alliance of Long Island Agencies), Series C, 7.50%, 9/1/15	73,974
165	Suffolk County Industrial Development Agency,
	(Alliance of Long Island Agencies), Series F, 7.50%, 9/1/15	174,367
145	Suffolk County Industrial Development Agency,
	(Alliance of Long Island Agencies), Series J, 7.50%, 9/1/15	153,232
		$871,543

Hospital — 8.9%
$ 1,040	Chautauqua County Industrial Development Agency,
	(Women’s Christian Association), 6.35%, 11/15/17	$1,078,002
3,170	Chautauqua County Industrial Development Agency,
	(Women’s Christian Association), 6.40%, 11/15/29	3,275,054
3,000	Fulton County Industrial Development Agency,
	(Nathan Littauer Hospital), 6.00%, 11/1/18	3,010,560
4,250	Monroe County Industrial Development Agency,
	(Highland Hospital), 5.00%, 8/1/22	4,264,747
685	Nassau County Industrial Development Agency,
	(North Shore Health System), 5.875%, 11/1/11	714,845
4,500	New York Dormitory Authority, (Lenox Hill Hospital),
	5.50%, 7/1/30	4,541,715
11,490	New York Dormitory Authority, (Memorial Sloan-Kettering
	Cancer Center), 4.75%, 7/1/28(4)	11,674,491
2,000	New York Dormitory Authority, (Methodist Hospital),
	5.25%, 7/1/33	2,055,340
2,750	Oneida County Industrial Development Agency,
	(Elizabeth Medical Center), 5.875%, 12/1/29	2,758,305

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 38

Eaton Vance New York Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)
$ 1,000	Oneida County Industrial Development Agency,
	(Elizabeth Medical Center), 6.00%, 12/1/29	$1,007,590
5,000	Suffolk County Industrial Development Agency,
	(Huntington Hospital), 5.875%, 11/1/32	5,142,250
		$39,522,899

Housing — 5.2%
$ 3,445	New York City Housing Development Corp., (Linden
	Boulevard Apartments), Series A, (FNMA), 4.75%, 1/15/39	$3,249,531
10,350	New York City Housing Development Corp.,
	(Multi-Family Housing), 4.95%, 11/1/33	10,569,834
3,500	New York City Housing Development Corp.,
	(Multi-Family Housing), (AMT), 4.70%, 11/1/40	3,294,200
5,730	New York City Housing Development Corp.,
	(Multi-Family Housing), (AMT), 5.00%, 11/1/24	5,751,774
		$22,865,339

Industrial Development Revenue — 8.4%
$ 3,000	Liberty Development Corp., (Goldman Sachs Group, Inc.),
	5.25%, 10/1/35	$3,204,330
7,995	Liberty Development Corp., (Goldman Sachs Group, Inc.),
	5.25%, 10/1/35(4)	8,539,566
6,750	Liberty Development Corp., (Goldman Sachs Group, Inc.),
	5.50%, 10/1/37	7,537,725
3,500	New York City Industrial Development Agency, (American,
	Inc. - JFK International Airport), (AMT), 8.00%, 8/1/12	3,859,310
10,500	Onondaga County Industrial Development Agency,
	(Anheuser-Busch), 4.875%, 7/1/41	10,303,020
1,965	Onondaga County Industrial Development Agency,
	(Senior Air Cargo), (AMT), 6.125%, 1/1/32	2,029,727
1,600	Port Authority of New York and New Jersey,
	(Continental Airlines), (AMT), 9.125%, 12/1/15	1,662,640
		$37,136,318

Insured-Education — 6.6%
$12,500	New York Dormitory Authority, (New York University),
	(MBIA), 5.75%, 7/1/27(4)	$14,665,675
4,400	New York Dormitory Authority, (University of Rochester),
	(AMBAC), 4.25%, 7/1/39	4,119,544
9,205	New York Dormitory Authority, (Yeshiva University),
	(AMBAC), 5.50%, 7/1/35	10,582,896
		$29,368,115

Insured-Electric Utilities — 2.6%
$ 5,725	Long Island Power Authority, Electric System Revenue,
	(MBIA), 4.25%, 5/1/33	$5,383,389

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities (continued)
$ 6,000	Puerto Rico Electric Power Authority, (MBIA),
	4.75%, 7/1/33(4)	$6,064,360
		$11,447,749

Insured-Escrowed / Prerefunded — 5.3%
$15,135	New York City Cultural Resource Trust, (Museum of History),
	(AMBAC), Prerefunded to 7/1/09, 5.75%, 7/1/29(4)	$15,858,907
16,945	New York Dormitory Authority, (Memorial Sloan-Kettering
	Cancer Center), (MBIA), Escrowed to Maturity,
	0.00%, 7/1/30	5,860,598
1,500	Puerto Rico Electric Power Authority, (FSA), Prerefunded to
	7/1/10, Variable Rate, 7.43%, 7/1/29(5)(6)	1,752,705
		$23,472,210

Insured-General Obligations — 0.7%
$ 700	Jamestown, (AMBAC), 7.10%, 3/15/11	$779,611
675	Jamestown, (AMBAC), 7.10%, 3/15/12	774,549
675	Jamestown, (AMBAC), 7.10%, 3/15/13	789,838
515	Jamestown, (AMBAC), 7.10%, 3/15/14	615,101
		$2,959,099

Insured-Lease Revenue / Certificates of
Participation — 4.6%
$16,865	Hudson Yards Infrastructure Corp., (MBIA),
	4.50%, 2/15/47	$16,217,890
1,086	Puerto Rico Public Buildings Authority, (CIFG),
	5.25%, 7/1/36(4)	1,144,130
3,013	Puerto Rico Public Buildings Authority, (CIFG),
	Prerefunded to 7/1/12, 5.25%, 7/1/36(4)	3,234,724
		$20,596,744

Insured-Other Revenue — 5.2%
$ 4,000	New York City Cultural Resource Trust, (American Museum
	of Natural History), (MBIA), 5.00%, 7/1/44	$4,094,800
11,815	New York City Industrial Development Agency,
	(Queens Baseball Stadium), (AMBAC), 4.75%, 1/1/42	11,818,544
5,735	New York City Industrial Development Agency,
	(Yankee Stadium), (FGIC), 4.50%, 3/1/39	5,614,794
1,500	New York City Industrial Development Agency,
	(Yankee Stadium), (MBIA), 4.75%, 3/1/46	1,488,150
		$23,016,288

Insured-Solid Waste — 0.7%
$ 3,015	Islip Resource Recovery Agency, (AMBAC),
	6.50%, 7/1/09	$3,054,677
		$3,054,677

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 39

Eaton Vance New York Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue — 2.7%
$ 3,850	New York Convention Center Development Corp., Hotel
	Occupancy Tax, (AMBAC), 4.75%, 11/15/45	$3,833,638
7,750	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/28	2,936,630
16,200	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/34	4,442,526
4,140	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/37	976,626
		$12,189,420

Insured-Transportation — 5.3%
$ 9,000	Metropolitan Transportation Authority, (FGIC),
	4.75%, 11/15/37	$9,053,460
3,500	Niagara Frontier Airport Authority, (Buffalo Niagara
	International Airport), (MBIA), (AMT), 5.625%, 4/1/29(4)	3,610,460
5,170	Port Authority of New York and New Jersey, (CIFG), (AMT),
	4.50%, 9/1/35	4,805,050
5,500	Puerto Rico Highway and Transportation Authority, Series CC,
	(FSA), 5.25%, 7/1/32	6,124,855
		$23,593,825

Insured-Water and Sewer — 0.6%
$ 2,535	Nassau County Industrial Development Agency, (Water
	Services Corp.), (AMBAC), (AMT), 5.00%, 12/1/35	$2,565,369
		$2,565,369

Lease Revenue / Certificates of
Participation — 7.2%
$27,940	New York Urban Development Corp., 5.70%, 4/1/20	$31,804,102
		$31,804,102

Other Revenue — 3.8%
$ 2,000	Albany Industrial Development Agency Civic Facility,
	(Charitable Leadership), 5.75%, 7/1/26	$2,008,060
3,770	New York City Industrial Development Agency,
	(YMCA of Greater New York), 5.00%, 8/1/36	3,787,154
10,500	Puerto Rico Infrastructure Financing Authority,
	5.50%, 10/1/32(4)	11,088,945
		$16,884,159

Senior Living / Life Care — 0.8%
$ 2,670	Glen Cove Industrial Development Agency,
	(The Regency at Glen Cove), 9.50%, 7/1/12(7)	$2,420,008
800	Mount Vernon Industrial Development Agency,
	(Wartburg Senior Housing, Inc.), 6.20%, 6/1/29	810,504
550	Suffolk County Industrial Development Agency,
	(Jefferson’s Ferry Project), 5.00%, 11/1/28	518,183
		$3,748,695

Principal Amount
(000’s omitted)	Security	Value

Special Tax Revenue — 3.4%
$10,520	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	$ 10,908,083
50,000	Puerto Rico Sales Tax Financing, Series A, 0.00%, 8/1/56	4,035,500
		$ 14,943,583

Transportation — 5.4%
$ 5,500	Metropolitan Transportation Authority, 5.00%, 11/15/35	$ 5,645,640
2,500	Port Authority of New York and New Jersey,
	6.125%, 6/1/94	2,910,050
7,600	Port Authority of New York and New Jersey, (AMT),
	4.75%, 6/15/33(4)	7,422,996
8,050	Port Authority of New York and New Jersey, (AMT),
	4.75%, 12/1/34	7,836,112
		$ 23,814,798

Water and Sewer — 7.4%
$ 3,000	New York City Municipal Water Finance Authority,
	4.25%, 6/15/33	$ 2,816,610
3,250	New York State Environmental Facilities Corp., Clean Water,
	(Municipal Water Finance), 4.50%, 6/15/36	3,185,585
15,000	New York State Environmental Facilities Corp., Clean Water,
	(Municipal Water Finance), Series A, 4.50%, 6/15/36	14,702,700
12,420	New York State Environmental Facilities Corp., Clean Water,
	(Municipal Water Finance), Series B, 4.50%, 6/15/36	12,115,958
		$ 32,820,853

Total Tax-Exempt Investments — 110.6%
(identified cost $469,234,333)		$490,015,404

Other Assets, Less Liabilities — (10.6)%		$ (46,775,029)

Net Assets — 100.0%		$443,240,375

AMBAC - AMBAC Financial Group, Inc.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
Minimum Tax.
CIFG - CIFG Assurance North America, Inc.
FGIC - Financial Guaranty Insurance Company
FNMA - Federal National Mortgage Association (Fannie Mae)
FSA - Financial Security Assurance, Inc.
MBIA - Municipal Bond Insurance Association

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 40

Eaton Vance New York Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S C O N T ’ D

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2007, 31.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.6% to 12.9% of total investments.

(1)	Security is in bankruptcy but continues to make full interest payments.

(2)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(3)	Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2007.

(4)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(5)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the aggregate value of the securities is $1,752,705 or 0.4% of the Fund’s net assets.

(6)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2007.

(7)	Security in default with respect to scheduled principal payments.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 41

Eaton Vance Ohio Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S

Ta x - E x e m p t I n v e s t m e n t s — 1 0 6 . 3%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 0.6%
$ 1,905	Ohio Water Development Authority, Solid Waste Disposal,
	(Bay Shore Power), (AMT), 5.875%, 9/1/20	$1,922,945
		$1,922,945

Education — 0.5%
$ 550	Ohio Higher Educational Facilities Authority, (Case Western
	Reserve University), 6.50%, 10/1/20	$662,260
1,055	Ohio Higher Educational Facilities Authority, (Oberlin College),
	5.00%, 10/1/29	1,071,015
		$1,733,275

Electric Utilities — 0.7%
$ 1,825	Clyde, Electric System Revenue, (AMT), 6.00%, 11/15/14	$1,882,579
125	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate,
	6.79%, 7/1/25(1)(2)	135,919
375	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate,
	6.79%, 7/1/37(1)(2)	390,967
		$2,409,465

Escrowed / Prerefunded — 6.7%
$ 2,000	Highland County, (Joint Township Hospital District),
	Prerefunded to 12/1/09, 6.75%, 12/1/29	$2,157,240
1,205	North Canton Health Care Facilities, (St. Luke Lutheran),
	(GNMA), Prerefunded to 3/20/11, 6.10%, 9/20/16	1,296,002
6,455	North Canton Health Care Facilities, (St. Luke Lutheran),
	(GNMA), Prerefunded to 3/20/11, 9.55%, 3/20/32	7,855,154
2,500	Ohio Higher Educational Facilities Authority, (Case Western
	Reserve University), Prerefunded to 10/1/12,
	5.50%, 10/1/21	2,716,500
2,000	Ohio Water Development Authority, (Fresh Water
	Improvement), Prerefunded to 6/1/14, 5.00%, 12/1/28	2,159,180
4,250	Parma, (Parma Community General Hospital Association),
	Prerefunded to 11/1/08, 5.375%, 11/1/29	4,374,695
1,670	Richland County Hospital Facilities, (Medcentral Health
	Systems), Prerefunded to 11/15/10, 6.375%, 11/15/30	1,822,187
		$22,380,958

General Obligations — 0.2%
$ 580	Tuscarawas County Public Library Improvement,
	6.90%, 12/1/11	$581,235
		$581,235

Principal Amount
(000’s omitted)	Security	Value

Hospital — 5.2%
$ 1,350	Cuyahoga County, (Cleveland Clinic Health System),
	5.50%, 1/1/29	$1,411,789
500	Erie County Hospital Facilities, (Firelands Regional
	Medical Center), 5.00%, 8/15/36	497,700
2,350	Erie County Hospital Facilities, (Firelands Regional Medical
	Center), 5.25%, 8/15/46	2,374,440
3,000	Erie County Hospital Facilities, (Firelands Regional Medical
	Center), 5.625%, 8/15/32	3,102,030
1,250	Miami County, (Upper Valley Medical Center),
	5.25%, 5/15/26	1,263,312
2,000	Ohio Higher Educational Facilities Authority, (University Hospital
	Health Systems, Inc.), 4.75%, 1/15/36	1,881,360
2,500	Ohio Higher Educational Facilities Authority, (University Hospital
	Health Systems, Inc.), Series A, 4.75%, 1/15/46	2,313,750
3,500	Richland County Hospital Facilities, (Medcentral Health
	Systems), 5.25%, 11/15/36	3,535,175
830	Richland County Hospital Facilities, (Medcentral Health
	Systems), 6.375%, 11/15/30	874,181
		$17,253,737

Industrial Development Revenue — 4.7%
$ 3,970	Cleveland Airport, (Continental Airlines), (AMT),
	5.375%, 9/15/27	$3,638,942
2,890	Dayton, Special Facilities Revenue, (Emery Air Freight),
	5.625%, 2/1/18	2,961,036
1,000	Ohio Pollution Control, (Standard Oil), 6.75%, 12/1/15	1,191,380
4,000	Ohio Sewer and Solid Waste Disposal Facilities, (Anheuser
	Busch), (AMT), 6.00%, 7/1/35	4,182,720
825	Ohio Water Development Authority, Solid Waste Disposal,
	(Allied Waste North America, Inc.), (AMT), 5.15%, 7/15/15	817,888
3,165	Virgin Islands Public Finance Authority, (Hovensa LLC), (AMT),
	4.70%, 7/1/22	2,969,245
		$15,761,211

Insured-Education — 3.0%
$ 1,000	Miami University, (AMBAC), 3.25%, 9/1/26	$822,720
1,500	Ohio Higher Educational Facilities Authority, (University of
	Dayton), (AMBAC), 5.00%, 12/1/30	1,564,365
2,100	Puerto Rico Industrial, Tourist, Educational, Medical and
	Environmental Control Facilities Authority, (University Plaza),
	(MBIA), 5.00%, 7/1/33(3)	2,158,625
1,340	University of Akron, (FGIC), 4.75%, 1/1/26	1,363,490
4,000	University of Cincinnati, (FGIC), 5.00%, 6/1/31	4,092,720
		$10,001,920

Insured-Electric Utilities — 9.0%
$ 2,000	Cuyahoga County Utility Systems, (Medical Center Co.),
	(MBIA), (AMT), 6.10%, 8/15/15	$2,007,280

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 42

Eaton Vance Ohio Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities (continued)
$ 2,000	Hamilton, Electric System Revenue, (FSA),
	4.70%, 10/15/25	$2,033,780
13,750	Ohio Air Quality Development Authority,
	(Dayton Power & Light Co.), (FGIC), 4.80%, 1/1/34	13,797,575
5,330	Ohio Air Quality Development Authority, (Ohio Power),
	(AMBAC), 5.15%, 5/1/26	5,474,976
3,000	Ohio Municipal Electric Generation Agency, (MBIA),
	0.00%, 2/15/26	1,277,250
2,500	Ohio Municipal Electric Generation Agency, (MBIA),
	0.00%, 2/15/27	1,012,225
4,750	Ohio Municipal Electric Generation Agency, (MBIA),
	0.00%, 2/15/28	1,824,665
2,700	Puerto Rico Electric Power Authority, (MBIA),
	4.75%, 7/1/33(3)	2,728,962
		$30,156,713

Insured-Escrowed / Prerefunded — 8.7%
$ 1,500	Amherst School District, (FGIC), Prerefunded to 12/1/11,
	5.00%, 12/1/26	$1,582,740
1,250	Athens City School District, (FSA), Prerefunded to
	12/1/10, 6.00%, 12/1/24	1,353,275
1,000	Cincinnati City School District, (Classroom Facilities
	Construction & Improvement), (FSA), Prerefunded to
	12/1/13, 5.00%, 12/1/31	1,076,560
495	Cuyahoga County Hospital, (Cleveland Clinic), (MBIA),
	Escrowed to Maturity, 5.125%, 1/1/29	506,751
2,390	Hamilton County, Sales Tax Revenue, (AMBAC),
	Prerefunded to 12/1/10, 5.25%, 12/1/32	2,512,703
2,490	Hamilton County, Sales Tax Revenue, (MBIA),
	Prerefunded to 6/1/08, 5.00%, 12/1/27	2,539,651
1,475	Lima City School District, (AMBAC), Prerefunded to
	12/1/10, 6.00%, 12/1/22	1,612,411
1,815	Little Miami School District, (FSA), Prerefunded to
	12/1/16, 5.00%, 12/1/34	1,980,383
3,000	Marysville Exempt Village School District, (School Facilities),
	(MBIA), Prerefunded to 6/1/15, 5.25%, 12/1/30	3,299,010
1,300	Minerva Local School District, (Classroom Facility), (MBIA),
	Prerefunded to 12/1/12, 5.30%, 12/1/29	1,405,664
800	Norwalk City School District, (AMBAC), Prerefunded to
	12/1/09, 4.75%, 12/1/26	821,320
4,640	Puerto Rico Electric Power Authority, (FGIC), Prerefunded to
	7/1/15, 5.00%, 7/1/35	5,058,018
1,000	Springfield City School District, (Clark County), (FGIC),
	Prerefunded to 12/1/11, 5.20%, 12/1/23	1,080,920
4,000	University of Akron, (FGIC), Prerefunded to
	1/1/10, 5.75%, 1/1/29(3)	4,228,300
		$29,057,706

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations — 37.3%
$ 2,000	Adams County Local School District, (FSA), 4.25%, 12/1/33	$1,869,440
2,500	Canal Winchester Local School District, (MBIA),
	0.00%, 12/1/32	750,000
10,000	Cincinnati City School District, (Classroom Facilities
	Construction & Improvement), (FGIC), 5.25%, 12/1/29	11,218,100
1,000	Cincinnati City School District, (Classroom Facilities
	Construction & Improvement), (FSA), 5.00%, 12/1/21	1,087,540
2,155	Cleveland, (AMBAC), 5.50%, 10/1/23	2,466,872
1,000	Cleveland, (FGIC), 4.75%, 11/15/27	1,018,920
5,000	Columbus School District, (Classroom Facilities
	Construction & Improvement), (FSA), 4.25%, 12/1/32	4,687,200
4,000	Fairview Park, (MBIA), 5.00%, 12/1/25	4,186,840
1,000	Gallia County Local School District, (FSA), 4.75%, 12/1/25	1,024,590
3,085	Hamilton City School District, (FSA), 4.25%, 12/1/30	2,895,488
1,120	Hamilton City School District, (FSA), 5.00%, 12/1/18	1,211,493
2,890	Hilliard School District, (MBIA), 5.00%, 12/1/27	3,025,136
6,580	Indian Lake Local School District, (School Facilities
	Construction), (MBIA), 5.00%, 12/1/34	6,843,200
1,975	Ironton City School District, (MBIA), 4.25%, 12/1/28	1,885,849
4,000	Jackson Local School District, (Stark and Summit County),
	(XLCA), 4.25%, 12/1/33	3,721,200
1,180	Lake County, (MBIA), 5.00%, 12/1/25	1,232,262
1,965	Lakewood City School District, (FSA), 4.50%, 12/1/26	1,967,279
5,500	Lakota Ohio Local School District, (FSA), 5.00%, 12/1/29	5,722,310
9,605	Maderia City School District, (FSA), 5.25%, 12/1/32	10,721,869
3,505	Mahoning County, (FSA), 5.00%, 12/1/27	3,683,124
1,065	Marysville Exempt Village School District, (FSA),
	4.375%, 12/1/29	1,031,133
3,525	Mason City School District, (FSA), 5.25%, 12/1/31	3,931,397
6,870	Olentangy School District, (FSA), 4.50%, 12/1/32	6,735,623
3,695	Olentangy School District, (FSA), 5.00%, 12/1/21	3,917,513
1,000	Orrville City School District, (AMBAC), 5.25%, 12/1/35	1,061,890
1,000	Painesville City School District, (MBIA), 4.75%, 12/1/32	1,005,660
1,620	Painesville City School District, (MBIA), 5.00%, 12/1/24	1,696,804
2,115	Pickerington Local School District, (MBIA), 4.00%, 12/1/26	1,968,409
8,340	Pickerington Local School District, (MBIA), 4.25%, 12/1/34	7,773,047
1,500	Pickerington Local School District, (School Facility Contract),
	(FGIC), 0.00%, 12/1/16	1,036,530
1,250	South-Western City School District, (FSA), 4.25%, 12/1/26	1,187,700
2,000	Springboro Community City School District, (FSA),
	5.25%, 12/1/30	2,234,420
5,000	Springboro Community City School District, (FSA),
	5.25%, 12/1/32	5,589,500
2,500	Sugarcreek Local School District, (FSA), 4.25%, 12/1/31	2,322,650
5,000	Trotwood-Madison City School District, (School Improvements),
	(FSA), 4.50%, 12/1/30	4,925,400
6,705	Westerville City School District, (XLCA), 5.00%, 12/1/27	7,206,199
		$124,842,587

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 43

Eaton Vance Ohio Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Hospital — 3.3%
$ 1,000	Akron, Bath, Copley, Joint Township Hospital District,
	(Children’s Hospital Medical Center), (FSA),
	5.25%, 11/15/25	$1,042,190
5,000	Butler County (Cincinnati Children’s Hospital), (FGIC),
	5.00%, 5/15/31	5,131,900
500	Cuyahoga County, (Cleveland Clinic), (MBIA),
	5.125%, 1/1/29	511,870
1,300	Franklin County, (Ohio Health Corp.), (MBIA),
	5.00%, 5/15/33	1,320,631
2,845	Hamilton County, (Cincinnati Children’s Hospital), (FGIC),
	5.00%, 5/15/32	2,900,278
		$10,906,869

Insured-Lease Revenue / Certificates of
Participation — 0.8%
$ 1,195	Ohio Higher Educational Facilities Authority, (Xavier
	University), (CIFG), 5.00%, 5/1/22	$1,251,452
1,245	Ohio Higher Educational Facilities Authority, (Xavier
	University), (CIFG), 5.25%, 5/1/21	1,335,175
		$2,586,627

Insured-Special Tax Revenue — 2.4%
$ 610	Hamilton County, Sales Tax Revenue, (AMBAC),
	5.25%, 12/1/32	$632,857
4,760	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/29	1,702,700
5,000	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/34	1,371,150
590	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/37	139,181
3,600	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	5.50%, 7/1/27(3)	4,116,276
		$7,962,164

Insured-Transportation — 10.9%
$ 1,000	Butler County Transportation Improvement District, (XLCA),
	4.50%, 12/1/34	$970,030
1,765	Butler County Transportation Improvement District, (XLCA),
	4.75%, 12/1/25	1,808,578
5,000	Cleveland Airport, (FSA), 5.00%, 1/1/24	5,223,850
7,000	Ohio Turnpike Commission, (FGIC), 5.50%, 2/15/24(4)	7,993,370
5,000	Puerto Rico Highway and Transportation Authority, (CIFG),
	5.25%, 7/1/41(3)	5,536,500
2,500	Puerto Rico Highway and Transportation Authority, (FSA),
	5.25%, 7/1/22	2,793,725
6,000	Puerto Rico Highway and Transportation Authority, (MBIA),
	5.25%, 7/1/32(3)	6,681,690

Principal Amount
(000’s omitted)	Security	Value

Insured-Transportation (continued)
$ 4,765	Puerto Rico Highway and Transportation Authority, Series CC,
	(FSA), 5.25%, 7/1/32	$5,306,352
		$36,314,095

Insured-Water and Sewer — 2.3%
$ 1,500	Marysville Wastewater Treatment System, (XLCA),
	4.75%, 12/1/46	$1,474,995
3,500	Marysville Wastewater Treatment System, (XLCA),
	4.75%, 12/1/47	3,453,380
1,670	Northeast Ohio Regional Sewer District, Wastewater Revenue,
	(MBIA), 4.50%, 11/15/37	1,622,405
1,060	Toledo, Waterworks, (MBIA), 5.00%, 11/15/25	1,109,290
		$7,660,070

Nursing Home — 0.4%
$ 1,195	Cuyahoga County Health Care Facilities, (Maple Care Center),
	(GNMA), (AMT), 8.00%, 8/20/16	$1,288,007
		$1,288,007

Other Revenue — 2.8%
$ 9,000	Puerto Rico Infrastructure Financing Authority,
	5.50%, 10/1/32(3)	$9,504,810
		$9,504,810

Pooled Loans — 3.6%
$ 740	Cleveland-Cuyahoga County Port Authority,
	5.125%, 5/15/25	$721,922
780	Cleveland-Cuyahoga County Port Authority,
	(Columbia National), (AMT), 5.00%, 5/15/20	772,395
225	Ohio Economic Development Commission, (Burrows Paper),
	(AMT), 7.625%, 6/1/11	225,650
1,440	Ohio Economic Development Commission, (Ohio Enterprise
	Bond Fund), (AMT), 4.85%, 6/1/25	1,473,538
570	Ohio Economic Development Commission, (Progress Plastic
	Products), (AMT), 7.80%, 12/1/09	571,756
7,455	Rickenbacker Port Authority, Oasbo Expanded Asset Pool
	Loan, 5.375%, 1/1/27(3)	7,937,314
420	Toledo Lucas County, Port Authority Development,
	5.125%, 11/15/25	421,361
		$12,123,936

Senior Living / Life Care — 0.0%
$ 40	Hamilton County Hospital Facilities,
	(Episcopal Retirement Home), 6.80%, 1/1/08	$40,095
		$40,095

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 44

Eaton Vance Ohio Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Special Tax Revenue — 1.1%
$ 2,000	Cleveland-Cuyahoga County Port Authority, 7.00%, 12/1/18	$2,161,320
1,400	Cuyahoga County, Economic Development, (Shaker Square),
	6.75%, 12/1/30	1,537,214
		$3,698,534

Water and Sewer — 2.1%
$ 3,000	Cincinnati Water System Authority, 4.50%, 12/1/23	$3,030,180
4,000	Cincinnati Water System Authority, 5.00%, 12/1/32	4,173,200
		$7,203,380

Total Tax-Exempt Investments
(identified cost $345,917,336)		$355,390,339

S h o r t - Te r m I n v e s t m e n t s — 1 . 3%

Principal Amount
(000’s omitted)	Security	Value
$ 4,190	Franklin County, (Children’s Hospital), Series A, (FGIC),
	Variable Rate, 3.93%, 5/1/31(5)	$4,190,000

Total Short-Term Investments
(identified cost $4,190,000)		$4,190,000

Total Investments — 107.6%
(identified cost $350,107,336)		$359,580,339

Other Assets, Less Liabilities — (7.6)%		$ (25,300,611)

Net Assets — 100.0%		$334,279,728
AMBAC - AMBAC Financial Group, Inc.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
Minimum Tax.
CIFG - CIFG Assurance North America, Inc.
DRIVERS - Derivative Inverse Tax-Exempt Receipts
FGIC - Financial Guaranty Insurance Company
FSA - Financial Security Assurance, Inc.
GNMA - Government National Mortgage Association (Ginnie Mae)
MBIA - Municipal Bond Insurance Association
XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2007, 73.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.3% to 24.3% of total investments.

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the aggregate value of the securities is $526,886 or 0.2% of the Fund’s net assets.

(2)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2007.

(3)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(4)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(5)	Variable rate demand obligation. The stated interest rate represents the rate in effect at September 30, 2007.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 45

Eaton Vance Rhode Island Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S

Ta x - E x e m p t I n v e s t m e n t s — 1 0 4 . 4%

Principal Amount
(000’s omitted)	Security	Value

Education — 5.5%
$ 500	Rhode Island Health and Educational Building Corp.,
	(Brown University), 4.75%, 9/1/33	$502,420
2,105	Rhode Island Health and Educational Building Corp.,
	(Brown University), 4.75%, 9/1/37	2,110,852
400	Rhode Island Health and Educational Building Corp.,
	(Higher Education Facility-Brown University),
	5.00%, 9/1/23	414,092
500	Rhode Island Health and Educational Building Corp.,
	(Higher Education Facility-Salve Regina University),
	5.125%, 3/15/32	493,470
		$3,520,834

Electric Utilities — 1.0%
$ 150	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate,
	6.79%, 7/1/25(1)(2)	$163,102
450	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate,
	6.79%, 7/1/37(1)(2)	469,161
		$632,263

Escrowed / Prerefunded — 3.5%
$ 210	Puerto Rico Electric Power Authority, Prerefunded to 7/1/13,
	5.125%, 7/1/29(3)	$227,135
790	Puerto Rico Electric Power Authority, Prerefunded to 7/1/13,
	5.125%, 7/1/29(3)	854,460
400	Puerto Rico Electric Power Authority, Prerefunded to 7/1/13,
	Variable Rate, 6.01%, 7/1/29(1)(4)	465,268
1,000	Rhode Island Health and Educational Building Corp.,
	(Hospital Financing-Lifespan Obligation Group),
	Prerefunded to 8/15/12, 6.50%, 8/15/32	1,127,970
		$2,674,833

General Obligations — 0.2%
$ 225	Puerto Rico, 0.00%, 7/1/16	$155,475
		$155,475

Hospital — 0.8%
$ 500	Rhode Island Health and Educational Building Corp.,
	(Newport Hospital), 5.30%, 7/1/29	$506,870
		$506,870

Principal Amount
(000’s omitted)	Security	Value

Housing — 3.0%
$ 900	Rhode Island Housing and Mortgage Finance Corp., (AMT),
	4.90%, 4/1/22	$901,134
1,000	Rhode Island Housing and Mortgage Finance Corp., (AMT),
	4.90%, 10/1/28	983,890
		$1,885,024

Industrial Development Revenue — 3.4%
$1,000	Rhode Island Industrial Facilities Corp.,
	(Waste Management, Inc.), (AMT), 4.625%, 4/1/16	$997,210
1,250	Virgin Islands Public Finance Authority,
	(Hovensa LLC), (AMT), 4.70%, 7/1/22	1,172,687
		$2,169,897

Insured-Education — 14.8%
$2,145	Rhode Island Health and Educational Building Corp.,
	(Bryant College), (AMBAC), 5.00%, 12/1/31	$2,195,107
900	Rhode Island Health and Educational Building Corp.,
	(Higher Education Facilities-Rhode Island School of Design),
	(XLCA), 5.00%, 8/15/23	933,606
1,000	Rhode Island Health and Educational Building Corp.,
	(Higher Education Facilities-University of Rhode Island),
	(AMBAC), 5.00%, 9/15/30	1,034,830
1,575	Rhode Island Health and Educational Building Corp.,
	(Johnson and Wales University), (MBIA), 5.00%, 4/1/29	1,613,367
1,000	Rhode Island Health and Educational Building Corp.,
	(Providence College), (XLCA), 5.00%, 11/1/24	1,030,370
1,600	Rhode Island Health and Educational Building Corp.,
	(Rhode Island School of Design), (MBIA), 5.00%, 6/1/31	1,637,968
500	Rhode Island Health and Educational Building Corp.,
	(Roger Williams College), (AMBAC), 5.00%, 11/15/24	515,350
500	Rhode Island Health and Educational Building Corp.
	(Public Schools), Series B, (AMBAC), 5.00%, 5/15/27	520,725
		$9,481,323

Insured-Electric Utilities — 2.6%
$ 975	Puerto Rico Electric Power Authority, (MBIA),
	0.00%, 7/1/17	$632,453
900	Puerto Rico Electric Power Authority, (MBIA),
	5.50%, 7/1/16(3)	1,015,530
		$1,647,983

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 46

Eaton Vance Rhode Island Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Escrowed / Prerefunded — 8.7%
$1,000	North Kingstown, (FGIC), Prerefunded to 10/1/09,
	5.875%, 10/1/25(5)	$1,055,700
1,000	Puerto Rico Electric Power Authority, (FSA), Prerefunded to
	7/1/10, 5.25%, 7/1/29(3)	1,056,437
230	Rhode Island Depositors Economic Protection Corp., (FSA),
	Escrowed to Maturity, 5.75%, 8/1/21	268,042
500	Rhode Island Depositors Economic Protection Corp., (MBIA),
	Escrowed to Maturity, 5.80%, 8/1/09	520,630
1,000	Rhode Island Depositors Economic Protection Corp., (MBIA),
	Escrowed to Maturity, 5.80%, 8/1/12	1,098,530
1,000	Rhode Island Health and Educational Building Corp.,
	(University of Rhode Island), (AMBAC), Prerefunded to
	9/15/10, 5.70%, 9/15/30	1,069,700
500	Rhode Island Health and Educational Building Corp.,
	(University of Rhode Island), (MBIA), Prerefunded to
	9/15/09, 5.50%, 9/15/19	523,825
		$5,592,864

Insured-General Obligations — 6.8%
$ 600	North Kingstown, (FGIC), 5.00%, 10/1/25	$627,990
500	Puerto Rico, (FSA), Variable Rate, 7.742%, 7/1/27(1)(2)	583,785
600	Rhode Island and Providence Plantations, (FSA),
	4.75%, 8/1/26	614,106
1,850	Rhode Island and Providence Plantations, (MBIA),
	5.00%, 11/15/25	1,946,126
575	Warwick, (AMBAC), 5.00%, 7/15/21	600,352
		$4,372,359

Insured-Hospital — 6.6%
$1,900	Rhode Island Health and Educational Building Corp.,
	(Lifespan), (MBIA), 5.25%, 5/15/26	$1,936,727
2,250	Rhode Island Health and Educational Building Corp.,
	(Rhode Island Hospital), (FSA), 5.00%, 5/15/32	2,301,322
		$4,238,049

Insured-Housing — 3.7%
$1,000	Rhode Island Housing and Mortgage Finance Corp.,
	(Rental Housing Program), (FSA), (AMT), 5.00%, 10/1/48	$966,380
400	Rhode Island Housing and Mortgage Finance Corp.,
	(Rental Housing Program), (FSA), (AMT), 5.25%, 10/1/31	402,044
1,000	Rhode Island Housing and Mortgage Finance Corp.,
	(Rental Housing Program), (FSA), (AMT), 5.55%, 10/1/32	1,014,440
		$2,382,864

Principal Amount
(000’s omitted)	Security	Value

Insured-Lease Revenue / Certificates of
Participation — 2.7%
$ 680	Providence Redevelopment Agency, (Public Safety Building),
	(AMBAC), 5.00%, 4/1/25	$705,187
1,000	Providence Redevelopment Agency, (Public Safety Building),
	(AMBAC), 5.00%, 4/1/28	1,032,520
		$1,737,707

Insured-Pooled Loans — 2.3%
$1,000	Rhode Island Student Loan Authority, (AMBAC), (AMT),
	4.85%, 12/1/36	$974,940
500	Rhode Island Student Loan Authority, (AMBAC), (AMT),
	4.90%, 12/1/26	506,980
		$1,481,920

Insured-Solid Waste — 1.2%
$ 750	Rhode Island Resource Recovery Corp., (MBIA), (AMT),
	5.00%, 3/1/22	$763,965
		$763,965

Insured-Special Tax Revenue — 8.9%
$2,300	Convention Center Authority of Rhode Island, (MBIA),
	5.25%, 5/15/15	$2,460,655
265	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/28	100,414
1,425	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/29	509,737
1,625	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/37	383,338
2,000	Puerto Rico Infrastructure Financing Authority, (FGIC),
	0.00%, 7/1/30	678,320
2,145	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	211,240
395	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	65,199
785	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	123,253
630	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	93,977
1,000	Rhode Island Economic Development Corp.,
	(Rhode Island Department of Transportation),
	Motor Fuel Tax Revenue, (AMBAC), 5.00%, 6/15/26	1,040,400
		$5,666,533

Insured-Transportation — 10.2%
$1,000	Puerto Rico Highway and Transportation Authority, (AMBAC),
	5.25%, 7/1/38	$1,116,110
1,500	Puerto Rico Highway and Transportation Authority, (CIFG),
	5.25%, 7/1/41(3)	1,660,950
1,500	Puerto Rico Highway and Transportation Authority, (FSA),
	5.25%, 7/1/33	1,671,660

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 47

Eaton Vance Rhode Island Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Transportation (continued)
$1,000	Rhode Island Economic Development Corp.
	(T.F. Green Airport), (FSA), (AMT), 5.00%, 7/1/20	$1,030,550
1,000	Rhode Island Economic Development Corp.,
	(Rhode Island Airport Corp.), (CIFG), 5.00%, 7/1/31	1,031,770
		$6,511,040

Insured-Water and Sewer — 6.8%
$2,850	Narragansett Bay Commission, (MBIA), 5.00%, 8/1/27	$2,959,326
1,000	Narragansett Bay Commission, (MBIA), 5.00%, 8/1/28	1,037,020
350	Rhode Island Clean Water, Water Pollution Control, (MBIA),
	5.40%, 10/1/15	378,385
		$4,374,731

Nursing Home — 4.4%
$ 500	Rhode Island Health and Educational Building Corp.,
	(Roger Williams Realty), 6.50%, 8/1/29	$528,900
1,275	Rhode Island Health and Educational Building Corp.,
	(Steere House), 5.80%, 7/1/20	1,273,725
1,000	Rhode Island Health and Educational Building Corp.,
	(Tockwotton Home), 6.25%, 8/15/22	1,004,920
		$2,807,545

Other Revenue — 3.5%
$ 250	Central Falls Detention Facility Revenue, 7.25%, 7/15/35	$275,090
1,545	Puerto Rico Infrastructure Financing Authority,
	5.50%, 10/1/32(3)	1,631,659
7,125	Tobacco Settlement Financing Corp., 0.00%, 6/1/52	337,440
		$2,244,189

Special Tax Revenue — 3.1%
$1,410	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	$1,462,015
500	Tiverton, Obligation Tax Increment, (Mount Hope Bay Village),
	6.875%, 5/1/22	534,630
		$1,996,645

Total Tax-Exempt Investments — 104.4%
(identified cost $65,163,199)		$66,844,913

Other Assets, Less Liabilities — (4.4)%		$ (2,811,572)

Net Assets — 100.0%		$64,033,341

AMBAC - AMBAC Financial Group, Inc.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
Minimum Tax.
CIFG - CIFG Assurance North America, Inc.
DRIVERS - Derivative Inverse Tax-Exempt Receipts
FGIC - Financial Guaranty Insurance Company
FSA - Financial Security Assurance, Inc.
GNMA - Government National Mortgage Association (Ginnie Mae)
MBIA - Municipal Bond Insurance Association
XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Rhode Island municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2007, 72.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.9% to 28.1% of total investments.

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the aggregate value of the securities is $1,681,316 or 2.6% of the Fund’s net assets.

(2)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2007.

(3)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(4)	Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2007.

(5)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 48

Eaton Vance West Virginia Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S

Ta x - E x e m p t I n v e s t m e n t s — 1 0 4 . 5%

Principal Amount
(000’s omitted)	Security	Value

Education — 2.4%
$ 750	Shepherd College Board of Governors, 5.125%, 12/1/33	$758,430
		$758,430

Electric Utilities — 2.3%
$ 500	Mason County PCR, (Appalachian Power Co.),
	5.50%, 10/1/22	$505,090
50	Puerto Rico Electric Power Authority, DRIVERS,
	Variable Rate, 6.79%, 7/1/25(1)(2)	54,367
150	Puerto Rico Electric Power Authority, DRIVERS,
	Variable Rate, 6.79%, 7/1/37(1)(2)	156,387
		$715,844

Escrowed / Prerefunded — 12.3%
$ 2,500	Kanawha-Putnam, Single Family, Escrowed to Maturity,
	0.00%, 12/1/16	$1,715,175
1,820	West Virginia Health Facilities Authority, (Charleston Area
	Medical Center), Escrowed to Maturity, 6.50%, 9/1/23	2,200,598
		$3,915,773

Housing — 6.1%
$ 800	West Virginia Housing Development Fund, (AMT),
	4.625%, 11/1/32	$750,280
1,190	West Virginia Housing Development Fund, Series B, (AMT),
	5.10%, 11/1/27	1,200,282
		$1,950,562

Industrial Development Revenue — 3.0%
$ 1,000	Virgin Islands Public Finance Authority, (Hovensa LLC),
	(AMT), 4.70%, 7/1/22	$938,150
		$938,150

Insured-Education — 7.1%
$ 750	Fairmont College Student Activity Revenue, (FGIC),
	5.00%, 6/1/32	$768,967
455	West Virginia Higher Education Interim Governing Board,
	(Marshall University), (FGIC), 5.00%, 5/1/31	462,676
500	West Virginia Higher Education Policy Commission, (FGIC),
	5.00%, 4/1/29	515,815
500	West Virginia University, (FGIC), 4.75%, 10/1/35	502,215
		$2,249,673

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities — 14.5%
$ 250	Pleasants County PCR, (Potomac Edison), (AMBAC),
	(AMT), 5.50%, 4/1/29	$255,272
1,000	Pleasants County PCR, (West Pennsylvania), (AMBAC),
	(AMT), 5.50%, 4/1/29(3)	1,027,380
1,800	Puerto Rico Electric Power Authority, (MBIA),
	4.75%, 7/1/33(4)	1,819,308
450	Puerto Rico Electric Power Authority, (MBIA),
	5.50%, 7/1/16(4)	507,765
1,000	West Virginia Economic Development Authority,
	(Ohio Power Co.), (AMBAC), (AMT), 4.90%, 6/1/37	979,700
		$4,589,425

Insured-Escrowed / Prerefunded — 1.6%
$ 500	Harrison County Building Commission, (Maplewood Retirement),
	(AMBAC), Prerefunded to 4/1/08, 5.25%, 4/1/28	$514,235
		$514,235

Insured-General Obligations — 9.0%
$ 1,000	Monongalia County Board of Education, (MBIA),
	5.00%, 5/1/33	$1,032,590
250	Ohio County Board of Education, (MBIA), 5.125%, 6/1/18	257,033
190	Puerto Rico, (FSA), 5.125%, 7/1/30	197,648
300	Puerto Rico, (FSA), Variable Rate, 7.742%, 7/1/27(1)(2)	350,271
1,700	West Virginia, (FGIC), 0.00%, 11/1/19	1,012,724
		$2,850,266

Insured-Hospital — 5.6%
$ 500	Randolph County Commission Health System,
	(Davis Health System, Inc.), (FSA), 5.20%, 11/1/21	$522,865
1,200	West Virginia Health Facilities Authority, (West Virginia
	University Medical Corp.), (MBIA), 6.10%, 1/1/18	1,253,412
		$1,776,277

Insured-Lease Revenue / Certificates of
Participation — 3.2%
$ 500	West Virginia Economic Development Authority, (Correctional
	Juvenile and Public), (MBIA), 5.00%, 6/1/26	$518,985
500	West Virginia Economic Development Authority,
	(West Virginia University), (AMBAC), 5.00%, 7/15/31	513,055
		$1,032,040

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 49

Eaton Vance West Virginia Municipals Fund a s o f S e p t e m b e r 3 0 , 2 0 0 7 P O R T F O L I O O F I N V E S T M E N T S C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue — 5.1%
$ 3,780	Puerto Rico Infrastructure Financing Authority,
	(AMBAC), 0.00%, 7/1/29	$1,352,144
1,225	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	120,638
225	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	37,139
445	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	69,869
355	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	52,955
		$1,632,745

Insured-Transportation — 3.5%
$ 750	Puerto Rico Highway and Transportation Authority, (CIFG),
	5.25%, 7/1/41(4)	$830,475
250	West Virginia Parkways, Economic Development and Tourism
	Authority, (FGIC), 5.25%, 5/15/19	277,130
		$1,107,605

Insured-Water and Sewer — 20.8%
$ 500	Crab Orchard-MacArthur, Public Service District Sewer System,
	(AMBAC), 5.50%, 10/1/25	$505,745
500	Martinsburg Water and Sewer, (MBIA), 5.00%, 9/1/31	512,730
750	West Virginia Water Development Authority, (AMBAC),
	5.00%, 10/1/28	775,058
500	West Virginia Water Development Authority,
	(Loan Program II), (AMBAC), 5.00%, 11/1/33	514,405
500	West Virginia Water Development Authority,
	(Loan Program II), (FGIC), 5.00%, 11/1/33	516,335
500	West Virginia Water Development Authority,
	(Loan Program III), (AMBAC), (AMT), 5.65%, 7/1/40	521,855
500	West Virginia Water Development Authority,
	(Loan Program IV), (AMBAC), 4.75%, 11/1/35	500,810
750	West Virginia Water Development Authority,
	(Loan Program IV), (FSA), 5.00%, 11/1/44	768,263
1,000	West Virginia Water Development Authority, (West Virginia
	Infrastructure Jobs Program), (FSA), 4.75%, 10/1/45	995,630
1,000	Wheeling Waterworks and Sewer System,
	(FSA), 4.75%, 6/1/36	1,000,990
		$6,611,821

Lease Revenue / Certificates of Participation — 1.3%
$ 400	West Virginia Economic Development Authority,
	(State Office Building), 5.00%, 10/1/26	$408,068
		$408,068

Senior Living / Life Care — 0.9%
$ 300	West Virginia Economic Development Authority,
	(Edgewood Summit, Inc.), 5.50%, 11/1/29	$289,215
		$289,215

Principal Amount
(000’s omitted)	Security	Value

Special Tax Revenue — 5.8%
$ 815	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	$ 845,065
12,500	Puerto Rico Sales Tax Financing, Series A, 0.00%, 8/1/56	1,008,875
		$ 1,853,940

Total Tax-Exempt Investments — 104.5%
(identified cost $32,294,466)		$33,194,069

Other Assets, Less Liabilities — (4.5)%		$ (1,441,741)

Net Assets — 100.0%		$31,752,328

AMBAC - AMBAC Financial Group, Inc.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
Minimum Tax.
CIFG - CIFG Assurance North America, Inc.
DRIVERS - Derivative Inverse Tax-Exempt Receipts
FGIC - Financial Guaranty Insurance Company
FSA - Financial Security Assurance, Inc.
MBIA - Municipal Bond Insurance Association

The Fund invests primarily in debt securities issued by West Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2007, 67.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.5% to 22.8% of total investments.

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the aggregate value of the securities is $561,025 or 1.8% of the Fund’s net assets.

(2)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2007.

(3)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(4)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 50

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S S t a t e m e n t s o f A s s e t s a n d L i a b i l i t i e s

As of September 30, 2007

	California Fund	Florida Fund	Massachusetts Fund	Mississippi Fund
Assets
Investments —
Identified cost	$283,357,690	$260,250,333	$343,187,902	$17,231,754
Unrealized appreciation	14,836,162	15,788,600	10,504,547	680,390

Investments, at value	$298,193,852	$276,038,933	$353,692,449	$17,912,144
Cash	$450,389	$ 732,956	$1,548,694	$136,341
Receivable for investments sold	—	80,000	—	—
Receivable for Fund shares sold	22,250	88,768	384,981	2,683
Interest receivable	3,497,946	4,912,617	4,007,541	211,119
Receivable for open interest rate swap contracts	84,913	83,861	94,256	17,560
Other assets	—	—	—	2,815

Total assets	$302,249,350	$281,937,135	$359,727,921	$18,282,662

Liabilities
Payable for floating rate notes issued	$23,875,000	$ 37,745,000	$22,606,500	$930,000
Interest expense and fees payable	238,592	731,721	245,573	10,773
Payable for Fund shares redeemed	468,467	413,389	535,026	2,999
Dividends payable	378,161	385,458	456,612	25,336
Payable for open interest rate swap contracts	30,584	27,437	34,142	1,642
Payable for closed interest rate swap contracts	624,574	602,107	700,961	—
Payable for when-issued securities	—	—	5,111,900	—
Payable to affiliate for investment advisory fee	102,246	84,340	114,522	2,129
Payable to affiliate for distribution and service fees	178,013	140,770	183,419	10,216
Accrued expenses	89,854	111,972	122,377	38,309

Total liabilities	$25,985,491	$ 40,242,194	$30,111,032	$1,021,404

Net Assets	$276,263,859	$241,694,941	$329,616,889	$17,261,258

Sources of Net Assets
Paid-in capital	$260,155,064	$228,704,994	$323,826,630	$16,609,250
Accumulated net realized gain (loss) (computed on the basis of identified cost)	1,244,140	(4,169,620)	(4,701,874)	(22,708)
Accumulated undistributed (distributions in excess of) net investment income	(133,791)	1,203,386	(368,771)	(24,674)
Net unrealized appreciation (computed on the basis of identified cost)	14,998,446	15,956,181	10,860,904	699,390

Net Assets	$276,263,859	$241,694,941	$329,616,889	$17,261,258

Class A Shares
Net Assets	$261,253,931	$212,897,844	$254,365,700	$14,635,340
Shares Outstanding	24,609,589	20,113,986	26,789,728	1,533,493
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.62	$10.58	$9.49	$9.54
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$11.15	$11.11	$9.96	$10.02

Class B Shares
Net Assets	$3,545,330	$ 25,845,435	$40,937,597	$2,625,918
Shares Outstanding	361,258	2,382,666	4,311,415	269,047
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.81	$10.85	$9.50	$9.76

Class C Shares
Net Assets	$11,464,598	$ 2,951,662	$17,583,316	$—
Shares Outstanding	1,168,111	272,072	1,851,515	—
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.81	$10.85	$9.50	$—

Class I Shares
Net Assets	$—	$—	$16,730,276	$—
Shares Outstanding	—	—	1,762,348	—
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$—	$—	$9.49	$—
On sales of $25,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 51

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D S t a t e m e n t s o f A s s e t s a n d L i a b i l i t i e s

As of September 30, 2007

	New York Fund	Ohio Fund	Rhode Island Fund	West Virginia Fund
Assets
Investments —
Identified cost	$469,234,333	$350,107,336	$65,163,199	$32,294,466
Unrealized appreciation	20,781,071	9,473,003	1,681,714	899,603

Investments, at value	$490,015,404	$359,580,339	$66,844,913	$33,194,069
Cash	$684,503	$ 2,582,732	$351,114	$305,230
Receivable for investments sold	—	246,042	—	—
Receivable for Fund shares sold	584,266	1,196,181	131,006	22,589
Interest receivable	7,202,946	5,232,880	913,553	469,645
Receivable for open interest rate swap contracts	455,123	24,309	19,618	10,269
Other assets	56,296	—	—	—

Total assets	$498,998,538	$368,862,483	$68,260,204	$34,001,802

Liabilities
Payable for floating rate notes issued	$ 52,363,000	$ 27,120,000	$3,795,000	$2,000,000
Interest expense and fees payable	682,619	364,300	28,296	20,191
Payable for investments purchased	—	5,344,150	—	—
Payable for Fund shares redeemed	509,611	676,449	58,666	41,327
Dividends payable	575,542	413,981	86,947	39,484
Payable for closed interest rate swap contracts	1,048,446	257,618	143,787	74,889
Payable for open interest rate swap contracts	48,716	—	6,911	3,489
Payable to affiliate for investment advisory fee	157,361	112,716	16,173	5,324
Payable to affiliate for distribution and service fees	237,510	189,092	41,715	19,806
Accrued expenses	135,358	104,449	49,368	44,964

Total liabilities	$ 55,758,163	$ 34,582,755	$4,226,863	$2,249,474

Net Assets	$443,240,375	$334,279,728	$64,033,341	$31,752,328

Sources of Net Assets
Paid-in capital	$422,321,192	$333,972,182	$62,724,911	$31,354,720
Accumulated net realized loss (computed on the basis of identified cost)	(196,553)	(8,806,338)	(341,906)	(484,034)
Accumulated distributions in excess of net investment income	(283,631)	(343,891)	(60,671)	(37,180)
Net unrealized appreciation (computed on the basis of identified cost)	21,399,367	9,457,775	1,711,007	918,822

Net Assets	$443,240,375	$334,279,728	$64,033,341	$31,752,328

Class A Shares
Net Assets	$400,671,136	$274,850,128	$46,763,863	$25,703,311
Shares Outstanding	38,526,923	29,741,648	4,849,374	2,653,406
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.40	$9.24	$9.64	$9.69
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.92	$9.70	$10.12	$10.17

Class B Shares
Net Assets	$ 11,438,661	$ 28,625,536	$13,988,954	$6,049,017
Shares Outstanding	1,098,001	3,099,063	1,418,062	612,687
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.42	$9.24	$9.86	$9.87

Class C Shares
Net Assets	$ 31,130,578	$ 30,804,064	$3,280,524	$—
Shares Outstanding	2,992,368	3,335,311	332,368	—
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.40	$9.24	$9.87	$—
On sales of $25,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 52

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D S t a t e m e n t s o f O p e r a t i o n s

For the Year Ended September 30, 2007

	California Fund	Florida Fund	Massachusetts Fund	Mississippi Fund
Investment Income
Interest	$14,266,048	$14,864,113	$16,289,438	$ 978,539

Total investment income	$14,266,048	$14,864,113	$16,289,438	$ 978,539

Expenses
Investment adviser fee	$1,198,210	$ 1,073,101	$1,246,654	$27,854
Trustees’ fees and expenses	15,754	16,770	17,970	185
Distribution and service fees
Class A	633,506	443,613	450,062	29,916
Class B	39,783	291,585	426,026	33,368
Class C	83,792	17,106	106,997	—
Legal and accounting services	70,766	72,913	70,715	36,936
Printing and postage	22,604	24,375	29,379	5,292
Custodian fee	134,381	151,821	178,104	26,909
Interest expense and fees	874,621	1,403,744	1,381,663	47,165
Transfer and dividend disbursing agent fees	93,345	103,775	118,963	9,444
Registration fees	3,438	13,038	15,974	1,005
Miscellaneous	43,270	40,979	33,505	9,676

Total expenses	$3,213,470	$ 3,652,820	$4,076,012	$ 227,750
Deduct —
Reduction of custodian fee	$69,406	$ 18,213	$49,226	$4,805
Allocation of expenses to investment adviser	5,358	5,358	6,611	3,687

Total expense reductions	$74,764	$ 23,571	$55,837	$8,492

Net expenses	$3,138,706	$ 3,629,249	$4,020,175	$ 219,258

Net investment income	$11,127,342	$11,234,864	$12,269,263	$ 759,281

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (identified cost basis)	$1,034,353	$ 1,891,770	$1,084,834	$ 123,805
Financial futures contracts	71,301	143,162	(1,669,125)	4,298
Interest rate swap contracts	(1,099,149)	(985,054)	(1,242,034)	(65,549)

Net realized gain (loss)	$6,505	$ 1,049,878	$(1,826,325)	$62,554
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$ (8,757,178)	$ (8,012,352)	$(11,577,041)	$(438,440)
Financial futures contracts	1,110,595	1,181,981	1,873,238	53,867
Interest rate swap contracts	54,329	56,424	60,114	26,365

Net change in unrealized appreciation (depreciation)	$ (7,592,254)	$ (6,773,947)	$(9,643,689)	$(358,208)

Net realized and unrealized loss	$ (7,585,749)	$ (5,724,069)	$ (11,470,014)	$(295,654)

Net increase in net assets from operations	$3,541,593	$ 5,510,795	$799,249	$ 463,627

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 53

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D S t a t e m e n t s o f O p e r a t i o n s

For the Year Ended September 30, 2007

	New York Fund	Ohio Fund	Rhode Island Fund	West Virginia Fund
Investment Income
Interest	$ 24,677,291	$ 14,672,773	$3,257,767	$1,585,286

Total investment income	$ 24,677,291	$ 14,672,773	$3,257,767	$1,585,286

Expenses
Investment adviser fee	$ 1,901,120	$ 1,182,720	$185,604	$63,083
Trustees’ fees and expenses	21,200	15,754	7,170	1,845
Distribution and service fees
Class A	811,049	465,766	86,847	49,719
Class B	103,229	295,917	153,807	61,602
Class C	216,903	199,363	18,820	—
Legal and accounting services	80,050	53,536	46,937	38,376
Printing and postage	40,684	32,490	8,669	6,883
Custodian fee	205,806	165,607	44,812	32,367
Interest expense and fees	2,097,226	895,562	245,475	77,755
Transfer and dividend disbursing agent fees	183,650	135,721	27,403	17,157
Registration fees	5,105	12,191	1,254	3,023
Miscellaneous	66,841	33,051	15,345	12,528

Total expenses	$5,732,863	$ 3,487,678	$842,143	$364,338
Deduct —
Reduction of custodian fee	$59,116	$87,491	$30,402	$10,743
Allocation of expenses to investment adviser	7,863	4,523	5,358	3,688

Total expense reductions	$66,979	$92,014	$35,760	$14,431

Net expenses	$5,665,884	$ 3,395,664	$806,383	$349,907

Net investment income	$ 19,011,407	$ 11,277,109	$2,451,384	$1,235,379

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (identified cost basis)	$464,947	$ 266,678	$339,251	$351,642
Financial futures contracts	(911,943)	(169,264)	21,074	(7,521)
Interest rate swap contracts	(2,734,646)	(38,279)	(249,344)	(127,805)

Net realized gain (loss)	$ (3,181,642)	$59,135	$110,981	$216,316
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(12,930,006)	$ (7,108,322)	$(1,868,980)	$(1,014,737)
Financial futures contracts	2,378,695	94,375	290,846	172,424
Interest rate swap contracts	615,338	24,309	12,707	6,780

Net change in unrealized appreciation (depreciation)	$ (9,935,973)	$ (6,989,638)	$ (1,565,427)	$(835,533)

Net realized and unrealized loss	$ (13,117,615)	$ (6,930,503)	$ (1,454,446)	$(619,217)

Net increase in net assets from operations	$5,893,792	$ 4,346,606	$996,938	$616,162

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 54

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D S t a t e m e n t s o f C h a n g e s i n N e t A s s e t s

For the Year Ended September 30, 2007

Increase (Decrease) in Net Assets	California Fund	Florida Fund	Massachusetts Fund	Mississippi Fund
From operations —
Net investment income	$11,127,342	$ 11,234,864	$12,269,263	$759,281
Net realized gain (loss) from investment transactions, financial
futures contracts and interest rate swap contracts	6,505	1,049,878	(1,826,325)	62,554
Net change in unrealized appreciation (depreciation) from investments,
financial futures contracts and interest rate swap contracts	(7,592,254)	(6,773,947)	(9,643,689)	(358,208)

Net increase in net assets from operations	$3,541,593	$ 5,510,795	$799,249	$463,627
Distributions to shareholders —
From net investment income
Class A	$ (10,752,456)	$ (9,892,502)	$(9,655,558)	$(628,731)
Class B	(139,379)	(1,137,775)	(1,592,447)	(121,144)
Class C	(291,031)	(66,730)	(393,866)	—
Class I	—	—	(703,704)	—
From net realized gain
Class A	(3,830,123)	—	—	—
Class B	(70,687)	—	—	—
Class C	(112,357)	—	—	—

Total distributions to shareholders	$ (15,196,033)	$ (11,097,007)	$ (12,345,575)	$(749,875)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$68,842,124	$ 22,292,525	$103,672,116	$1,728,072
Class B	809,294	851,620	2,051,364	157,031
Class C	7,725,735	2,693,182	16,773,647	—
Class I	—	—	5,509,026	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	8,872,948	5,717,536	5,578,575	313,821
Class B	114,296	509,741	872,130	60,929
Class C	269,209	35,217	311,249	—
Class I	—	—	235,829	—
Cost of shares redeemed
Class A	(39,036,247)	(36,483,021)	(46,985,170)	(3,290,329)
Class B	(1,231,031)	(6,589,466)	(6,168,857)	(653,035)
Class C	(1,089,114)	(366,929)	(1,704,313)	—
Class I	—	—	(1,605,947)	—
Net asset value of shares exchanged
Class A	57,762	4,295,445	3,211,515	968,803
Class B	(57,762)	(4,295,445)	(3,211,515)	(968,803)

Net increase (decrease) in net assets from Fund share transactions	$45,277,214	$ (11,339,595)	$78,539,649	$ (1,683,511)

Net increase (decrease) in net assets	$33,622,774	$ (16,925,807)	$66,993,323	$ (1,969,759)

Net Assets
At beginning of year	$242,641,085	$258,620,748	$262,623,566	$19,231,017

At end of year	$276,263,859	$241,694,941	$329,616,889	$17,261,258

Accumulated undistributed (distributions in excess
of) net investment income included in net assets

At end of year	$(133,791)	$ 1,203,386	$(368,771)	$(24,674)

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 55

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D S t a t e m e n t s o f C h a n g e s i n N e t A s s e t s

For the Year Ended September 30, 2007

Increase (Decrease) in Net Assets	New York Fund	Ohio Fund	Rhode Island Fund	West Virginia Fund
From operations —
Net investment income	$ 19,011,407	$ 11,277,109	$2,451,384	$1,235,379
Net realized gain (loss) from investment transactions,
financial futures contracts and interest rate swap contracts	(3,181,642)	59,135	110,981	216,316
Net change in unrealized appreciation (depreciation) from investments,
financial futures contracts and interest rate swap contracts	(9,935,973)	(6,989,638)	(1,565,427)	(835,533)

Net increase in net assets from operations	$ 5,893,792	$ 4,346,606	$996,938	$616,162
Distributions to shareholders —
From net investment income
Class A	$ (17,487,881)	$ (9,757,050)	$ (1,801,325)	$ (1,014,607)
Class B	(385,335)	(1,078,423)	(552,760)	(216,052)
Class C	(806,831)	(710,718)	(66,047)	—
From net realized gain
Class A	(1,982,516)	—	—	—
Class B	(52,351)	—	—	—
Class C	(90,494)	—	—	—

Total distributions to shareholders	$ (20,805,408)	$ (11,546,191)	$ (2,420,132)	$ (1,230,659)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 63,737,160	$115,781,671	$10,575,470	$5,313,235
Class B	3,819,176	3,632,785	830,770	205,869
Class C	21,240,503	25,568,762	2,981,442	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	12,340,891	5,860,186	1,024,106	624,413
Class B	262,890	591,771	341,201	134,979
Class C	580,446	447,894	34,387	—
Cost of shares redeemed
Class A	(55,937,002)	(27,447,237)	(5,935,326)	(2,977,867)
Class B	(1,051,209)	(3,594,864)	(2,578,607)	(747,361)
Class C	(3,696,268)	(2,886,677)	(100,177)	—
Net asset value of shares exchanged
Class A	707,926	3,825,140	2,830,959	435,798
Class B	(707,926)	(3,825,140)	(2,830,959)	(435,798)

Net increase in net assets from Fund share transactions	$ 41,296,587	$117,954,291	$7,173,266	$2,553,268

Net increase in net assets	$ 26,384,971	$110,754,706	$5,750,072	$1,938,771

Net Assets
At beginning of year	$416,855,404	$223,525,022	$58,283,269	$29,813,557

At end of year	$443,240,375	$334,279,728	$64,033,341	$31,752,328

Accumulated distributions in
excess of net investment income
included in net assets

At end of year	$ (283,613)	$ (343,891)	$(60,671)	$(37,180)

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 56

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D S t a t e m e n t s o f C h a n g e s i n N e t A s s e t s

For the Year Ended September 30, 2006

Increase (Decrease) in Net Assets	California Fund	Florida Fund	Massachusetts Fund	Mississippi Fund
From operations —
Net investment income	$10,182,311	$ 11,103,022	$10,315,447	$781,245
Net realized gain from investment transactions,
financial futures contracts and interest rate swap contracts	9,128,146	5,765,096	3,171,135	268,636
Net change in unrealized appreciation (depreciation) from investments,
financial futures contracts and interest rate swap contracts	(5,240,660)	(1,585,810)	1,497,408	(119,212)

Net increase in net assets from operations	$14,069,797	$ 15,282,308	$14,983,990	$930,669
Distributions to shareholders —
From net investment income
Class A	$(9,972,724)	$ (9,441,249)	$(7,721,439)	$(603,656)
Class B	(139,318)	(1,502,836)	(1,948,881)	(168,393)
Class C	(103,771)	(5,141)	(14,478)	—
Class I	—	—	(606,426)	—

Total distributions to shareholders	$ (10,215,813)	$ (10,949,226)	$ (10,291,224)	$(772,049)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$32,034,321	$ 49,480,953	$57,658,956	$3,408,757
Class B	1,316,847	2,264,945	2,492,023	84,085
Class C	3,582,123	668,884	2,868,575	—
Class I	—	—	2,067,997	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	5,475,667	5,159,159	3,939,179	266,225
Class B	69,404	687,930	1,062,806	83,618
Class C	78,530	1,510	8,412	—
Class I	—	—	165,578	—
Cost of shares redeemed
Class A	(31,262,512)	(36,823,235)	(27,591,007)	(1,943,071)
Class B	(894,048)	(5,492,148)	(6,467,954)	(1,019,558)
Class C	(520,843)	(35,224)	(102,038)	—
Class I	—	—	(962,093)	—
Net asset value of shares exchanged
Class A	120,123	4,169,418	3,703,637	394,330
Class B	(120,123)	(4,169,418)	(3,703,637)	(394,330)

Net increase in net assets from Fund share transactions	$9,879,489	$ 15,912,774	$35,140,434	$880,056

Net increase in net assets	$13,733,473	$ 20,245,856	$39,833,200	$1,038,676

Net Assets
At beginning of year	$228,907,612	$238,374,892	$222,790,366	$18,192,341

At end of year	$242,641,085	$258,620,748	$262,623,566	$19,231,017

Accumulated undistributed (distributions in excess
of) net investment income included in net assets

At end of year	$(49,064)	$ 1,137,179	$(231,223)	$(34,477)

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 57

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D S t a t e m e n t s o f C h a n g e s i n N e t A s s e t s

For the Year Ended September 30, 2006

Increase (Decrease) in Net Assets	New York Fund	Ohio Fund	Rhode Island Fund	West Virginia Fund
From operations —
Net investment income	$ 16,996,252	$ 8,384,944	$2,134,162	$1,194,306
Net realized gain from investment transactions,
financial futures contracts and interest rate swap contracts	6,445,728	821,216	1,005,639	452,871
Net change in unrealized appreciation (depreciation) from investments,
financial futures contracts and interest rate swap contracts	(102,096)	2,381,174	(436,979)	(119,598)

Net increase in net assets from operations	$ 23,339,884	$ 11,587,334	$2,702,822	$1,527,579
Distributions to shareholders —
From net investment income
Class A	$(16,267,428)	$ (7,143,933)	$ (1,408,995)	$(905,143)
Class B	(292,649)	(1,268,140)	(748,975)	(257,946)
Class C	(327,193)	(77,302)	(2,882)	—
From net realized gain
Class A	(4,001,915)	—	—	—
Class B	(80,541)	—	—	—
Class C	(70,625)	—	—	—

Total distributions to shareholders	$ (21,040,351)	$ (8,489,375)	$ (2,160,852)	$ (1,163,089)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 67,952,820	$ 49,124,730	$10,055,904	$2,552,239
Class B	4,152,878	3,508,789	866,449	143,069
Class C	10,165,692	8,494,045	422,979	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	13,458,930	4,082,432	692,472	535,565
Class B	229,042	653,183	458,469	152,214
Class C	245,516	50,258	1,800	—
Cost of shares redeemed
Class A	(47,717,026)	(15,301,626)	(3,654,953)	(2,451,138)
Class B	(1,078,139)	(4,416,758)	(3,640,347)	(1,018,300)
Class C	(1,396,835)	(379,377)	—	—
Net asset value of shares exchanged
Class A	88,818	1,913,051	2,091,173	641,204
Class B	(88,818)	(1,913,051)	(2,091,173)	(641,204)

Net increase (decrease) in net assets from Fund share transactions	$ 46,012,878	$ 45,815,676	$5,202,773	$(86,351)

Net increase in net assets	$ 48,312,411	$ 48,913,635	$5,744,743	$278,139

Net Assets
At beginning of year	$368,542,993	$174,611,387	$52,538,526	$29,535,418

At end of year	$416,855,404	$223,525,022	$58,283,269	$29,813,557

Accumulated distributions in
excess of net investment income
included in net assets

At end of year	$ (430,446)	$ (141,004)	$(80,627)	$(23,512)

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 58

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D S t a t e m e n t s o f C a s h F l o w s

For the Year Ended September 30, 2007

Cash flows from operating activities	Florida Fund	Massachusetts Fund	New York Fund
Net increase in net assets from operations	$5,510,795	$799,249	$5,893,792
Adjustments to reconcile net increase in net assets from
operations to net cash provided by (used in) operating activities:
Investments purchased	(53,609,907)	(268,529,058)	(202,831,864)
Investments sold	63,553,190	211,963,979	169,799,112
Increase in short-term investments	—	(14,895,000)	—
Net amortization of premium (discount)	(1,473,054)	(2,009,931)	(1,083,997)
Increase in interest receivable	(19,279)	(617,085)	(715,095)
Increase in receivable for investments sold	(50,000)	—	—
Increase in receivable for open interest rate swap contracts	(83,861)	(94,256)	(455,123)
Increase in other assets	—	—	(56,296)
Increase (decrease) in payable for open interest rate swaps contracts	27,437	34,142	(160,215)
Increase in payable for closed interest rate swap contracts	602,107	700,961	1,048,446
Increase (decrease) in payable to affiliate for investment advisory fee	(5,606)	25,145	11,093
Increase (decrease) in payable to affiliate for distribution and service fees	(11,716)	30,699	24,566
Increase (decrease) in payable for when-issued securities	(1,504,440)	5,111,900	(6,500,000)
Increase (decrease) in accrued expenses	(5,529)	9,917	(12,019)
Increase (decrease) in interest expense and fees payable	248,794	(40,393)	92,255
Net change in unrealized (appreciation) depreciation on investments	8,012,352	11,577,041	12,930,006
Net realized (gain) loss on investments	(1,891,770)	(1,084,834)	(464,947)

Net cash provided by (used in) operating activities	19,299,513	(57,017,524)	(22,480,286)

Cash flows from financing activities
Proceeds from shares sold	$ 26,158,133	$ 128,441,326	$ 91,093,935
Shares redeemed	(43,422,840)	(56,223,514)	(60,694,900)
Cash distributions paid net of reinvestments	(4,849,709)	(5,342,085)	(7,598,869)
Decrease in demand note payable	(300,000)	—	—
Proceeds from secured borrowings	5,000,000	30,200,000	2,400,000
Repayment of secured borrowings	(1,250,000)	(38,850,000)	(3,025,000)

Net cash provided by (used in) financing activities	$(18,664,416)	$58,225,727	$ 22,175,166

Net increase (decrease) in cash	$635,097	$1,208,203	$(305,120)

Cash at beginning of year	$97,859	$340,491	$989,623

Cash at end of year	$732,956	$1,548,694	$684,503

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of
reinvestment of dividends and distributions of :	$6,262,494	$6,997,783	$ 13,184,227

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 59

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

California Fund — Class A Year Ended September 30,

	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$ 11.080	$ 10.900	$ 10.860	$ 10.920	$11.250

Income (loss) from operations
Net investment income	$ 0.458	$ 0.486	$ 0.515	$ 0.548	$ 0.542
Net realized and unrealized gain (loss)	(0.280)	0.181	0.037	(0.078)	(0.342)

Total income from operations	$ 0.178	$ 0.667	$ 0.552	$ 0.470	$ 0.200

Less distributions
From net investment income	$ (0.462)	$ (0.487)	$ (0.512)	$ (0.530)	$ (0.530)
From net realized gain	(0.176)	—	—	—	—

Total distributions	$ (0.638)	$ (0.487)	$ (0.512)	$ (0.530)	$ (0.530)

Net asset value — End of year	$ 10.620	$ 11.080	$ 10.900	$ 10.860	$ 10.920

Total Return(2)	1.61%	6.28%	5.18%	4.42%	1.89%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$261,254	$233,618	$223,528	$227,878	$34,753
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.84%(3)	0.86%	0.88%(4)	0.90%(4)	0.88%(4)
Interest and fee expense(5)	0.33%	0.37%	0.23%(4)	0.15%(4)	0.12%(4)
Total expenses before custodian fee reduction	1.17%(3)	1.23%	1.11%(4)	1.05%(4)	1.00%(4)
Expenses after custodian fee reduction
excluding interest and fees	0.82%(3)	0.85%	0.87%(4)	0.90%(4)	0.87%(4)
Net investment income	4.22%	4.45%	4.71%	5.09%	4.97%
Portfolio Turnover of the Portfolio(6)	—	—	—	18%	21%
Portfolio Turnover of the Fund	41%	30%	23%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 60

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

California Fund — Class B Year Ended September 30,

	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$10.260	$10.090	$10.060	$10.110	$ 10.400

Income (loss) from operations
Net investment income	$ 0.350	$ 0.374	$ 0.399	$ 0.483	$ 0.481
Net realized and unrealized gain (loss)	(0.273)	0.171	0.030	(0.083)	(0.317)
Total income from operations	$ 0.077	$ 0.545	$ 0.429	$ 0.400	$ 0.164

Less distributions
From net investment income	$ (0.351)	$ (0.375)	$ (0.399)	$ (0.455)	$ (0.459)
From net realized gain	(0.176)	—	—	—	—
Total distributions	$ (0.527)	$ (0.375)	$ (0.399)	$ (0.455)	$ (0.459)

Contingent deferred sales charges	$ —	$ —	$ —	$ 0.005	$ 0.005

Net asset value — End of year	$ 9.810	$10.260	$10.090	$10.060	$ 10.110

Total Return(2)	0.73%	5.52%	4.50%(3)	4.14%	1.73%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 3,545	$ 4,090	$ 3,655	$ 1,983	$212,145
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.59%(4)	1.61%	1.63%(5)	1.10%(5)	1.09%(5)
Interest and fee expense(6)	0.33%	0.37%	0.23%(5)	0.15%(5)	0.12%(5)
Total expenses before custodian fee reduction	1.92%(4)	1.98%	1.86%(5)	1.25%(5)	1.21%(5)
Expenses after custodian fee reduction
excluding interest and fees	1.57%(4)	1.60%	1.62%(5)	1.10%(5)	1.08%(5)
Net investment income	3.48%	3.70%	3.94%	4.75%	4.79%
Portfolio Turnover of the Portfolio(7)	—	—	—	18%	21%
Portfolio Turnover of the Fund	41%	30%	23%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 61

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

California Fund — Class C Year Ended September 30,

	2007(1)	2006(1)	2005(1)	2004(1)(2)
Net asset value — Beginning of year	$10.250	$10.090	$10.060	$10.000

Income (loss) from operations
Net investment income	$ 0.348	$ 0.366	$ 0.384	$ 0.033
Net realized and unrealized gain (loss)	(0.261)	0.169	0.045	0.062
Total income from operations	$ 0.087	$ 0.535	$ 0.429	$ 0.095

Less distributions
From net investment income	$ (0.351)	$ (0.375)	$ (0.399)	$ (0.035)
From net realized gain	(0.176)	—	—	—
Total distributions	$ (0.527)	$ (0.375)	$ (0.399)	$ (0.035)

Net asset value — End of year	$ 9.810	$10.250	$10.090	$10.060

Total Return(3)	0.83%	5.42%	4.42%(4)	0.86%(10)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,465	$ 4,933	$ 1,725	$ 96
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.59%(5)	1.61%	1.63%(6)	1.65%(6)(7)
Interest and fee expense(8)	0.33%	0.37%	0.23%(6)	0.15%(6)(7)
Total expenses before custodian fee reduction	1.92%(5)	1.98%	1.86%(6)	1.80%(6)(7)
Expenses after custodian fee reduction excluding interest and fees	1.57%(5)	1.60%	1.62%(6)	1.65%(6)(7)
Net investment income	3.49%	3.62%	3.78%	4.24%(7)
Portfolio Turnover of the Portfolio(9)	—	—	—	18%
Portfolio Turnover of the Fund	41%	30%	23%	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	For the period from the start of business, August 31, 2004 to September 30, 2004.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Total return reflects an increase of 0.09% due to a change in the timing of the payment and reinvestment of distributions.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(7)	Annualized.

(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(10)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 62

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

Florida Fund — Class A Year Ended September 30,

	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$ 10.820	$ 10.640	$ 10.580	$ 10.680	$10.940

Income (loss) from operations
Net investment income	$ 0.486	$ 0.490	$ 0.506	$ 0.536	$ 0.548
Net realized and unrealized gain (loss)	(0.246)	0.174	0.065	(0.098)	(0.259)
Total income from operations	$ 0.240	$ 0.664	$ 0.571	$ 0.438	$ 0.289

Less distributions
From net investment income	$ (0.480)	$ (0.484)	$ (0.511)	$ (0.538)	$ (0.549)
Total distributions	$ (0.480)	$ (0.484)	$ (0.511)	$ (0.538)	$ (0.549)

Net asset value — End of year	$ 10.580	$ 10.820	$ 10.640	$ 10.580	$ 10.680

Total Return(2)	2.23%	6.40%	5.50%	4.18%	2.76%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$212,898	$222,008	$196,300	$193,379	$25,996
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.79%(3)	0.79%	0.82%(4)	0.82%(4)	0.79%(4)
Interest and fee expense(5)	0.55%	0.44%	0.26%(4)	0.13%(4)	0.20%(4)
Total expenses before custodian fee reduction	1.34%(3)	1.23%	1.08%(4)	0.95%(4)	0.99%(4)
Expenses after custodian fee reduction
excluding interest and fees	0.78%(3)	0.78%	0.81%(4)	0.82%(4)	0.78%(4)
Net investment income	4.51%	4.59%	4.75%	5.09%	5.12%
Portfolio Turnover of the Portfolio(6)	—	—	—	9%	23%
Portfolio Turnover of the Fund	19%	42%	16%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 63

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

Florida Fund — Class B Year Ended September 30,

	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$11.090	$10.910	$10.840	$10.950	$ 11.220

Income (loss) from operations
Net investment income	$ 0.416	$ 0.421	$ 0.437	$ 0.469	$ 0.482
Net realized and unrealized gain (loss)	(0.247)	0.172	0.075	(0.110)	(0.272)
Total income from operations	$ 0.169	$ 0.593	$ 0.512	$ 0.359	$ 0.210

Less distributions
From net investment income	$ (0.409)	$ (0.413)	$ (0.442)	$ (0.469)	$ (0.480)
Total distributions	$ (0.409)	$ (0.413)	$ (0.422)	$ (0.469)	$ (0.480)

Net asset value — End of year	$10.850	$11.090	$10.910	$10.840	$ 10.950

Total Return(2)	1.53%	5.55%	4.98%(3)	3.34%	1.93%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$25,845	$35,969	$42,074	$51,162	$236,914
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.54%(4)	1.54%	1.57%(5)	1.57%(5)	1.54%(5)
Interest and fee expense(6)	0.55%	0.44%	0.26%(5)	0.13%(5)	0.20%(5)
Total expenses before custodian fee reduction	2.09%(4)	1.98%	1.83%(5)	1.70%(5)	1.74%(5)
Expenses after custodian fee reduction
excluding interest and fees	1.53%(4)	1.53%	1.56%(5)	1.57%(5)	1.53%(5)
Net investment income	3.76%	3.85%	4.01%	4.26%	4.39%
Portfolio Turnover of the Portfolio(7)	—	—	—	9%	23%
Portfolio Turnover of the Fund	19%	42%	16%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 64

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

	Florida Fund — Class C
	Year Ended September 30,
	2007(1)	2006(1)(2)
Net asset value — Beginning of year	$11.080	$10.970

Income (loss) from operations
Net investment income	$ 0.416	$0.215
Net realized and unrealized gain (loss)	(0.237)	0.118
Total income from operations	$ 0.179	$0.333

Less distributions
From net investment income	$ (0.409)	$ (0.223)
Total distributions	$ (0.409)	$ (0.223)

Net asset value — End of year	$10.850	$11.080

Total Return(3)	1.62%	3.08%(8)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 2,952	$643
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.54%(4)	1.54%(5)
Interest and fee expense(6)	0.55%	0.44%(5)
Total expenses before custodian fee reduction	2.09%(4)	1.98%(5)
Expenses after custodian fee reduction excluding interest and fees	1.53%(4)	1.53%(5)
Net investment income	3.78%	3.53%(5)
Portfolio Turnover of the Fund	19%	42%(7)

(1)	Net investment income per share was computed using average shares outstanding.

(2)	For the period from the start of business, March 13, 2006 to September 30, 2006.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	For the year ended September 30, 2006.

(8)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 65

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

Massachusetts Fund — Class A Year Ended September 30,

	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$ 9.850	$ 9.670	$ 9.660	$ 9.680	$ 9.850

Income (loss) from operations
Net investment income	$ 0.415	$ 0.432	$ 0.449	$ 0.484	$ 0.492
Net realized and unrealized gain (loss)	(0.356)	0.180	0.017	(0.020)	(0.180)
Total income from operations	$ 0.059	$ 0.612	$ 0.466	$ 0.464	$ 0.312

Less distributions
From net investment income	$ (0.419)	$ (0.432)	$ (0.456)	$ (0.484)	$ (0.482)
Total distributions	$ (0.419)	$ (0.432)	$ (0.456)	$ (0.484)	$ (0.482)

Net asset value — End of year	$ 9.490	$ 9.850	$ 9.670	$ 9.660	$ 9.680

Total Return(2)	0.57%	6.51%	4.90%	4.92%	3.29%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$254,366	$197,580	$156,382	$143,086	$41,413
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.77%(3)	0.79%	0.79%(3)(4)	0.81%(4)	0.81%(4)
Interest and fee expense(5)	0.47%	0.42%	0.28%(4)	0.11%(4)	0.10%(4)
Total expenses before custodian fee reduction	1.24%(3)	1.21%	1.07%(3)(4)	0.92%(4)	0.91%(4)
Expenses after custodian fee reduction
excluding interest and fees	0.76%(3)	0.77%	0.78%(3)(4)	0.81%(4)	0.80%(4)
Net investment income	4.26%	4.48%	4.62%	5.05%	5.09%
Portfolio Turnover of the Portfolio(6)	—	—	—	27%	16%
Portfolio Turnover of the Fund	65%	28%	15%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses or reduced its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended September 30, 2007 and 2005). Absent this allocation or reduction, total return would be lower.

(4)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 66

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

Massachusetts Fund — Class B Year Ended September 30,

	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$ 9.850	$ 9.670	$ 9.650	$ 9.680	$ 9.860

Income (loss) from operations
Net investment income	$ 0.343	$ 0.362	$ 0.378	$ 0.414	$ 0.421
Net realized and unrealized gain (loss)	(0.347)	0.179	0.026	(0.031)	(0.188)
Total income (loss) from operations	$ (0.004)	$ 0.541	$ 0.404	$ 0.383	$ 0.233

Less distributions
From net investment income	$ (0.346)	$ (0.361)	$ (0.384)	$ (0.413)	$ (0.413)
Total distributions	$ (0.346)	$ (0.361)	$ (0.384)	$ (0.413)	$ (0.413)

Net asset value — End of year	$ 9.500	$ 9.850	$ 9.670	$ 9.650	$ 9.680

Total Return(2)	(0.07)%	5.73%	4.39%(3)	4.07%	2.43%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$40,938	$48,991	$54,708	$59,036	$160,416
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.52%(4)	1.54%	1.54%(4)(5)	1.56%(5)	1.56%(5)
Interest and fee expense(6)	0.47%	0.42%	0.28%(5)	0.11%(5)	0.10%(5)
Total expenses before custodian fee reduction	1.99%(4)	1.96%	1.82%(4)(5)	1.67%(5)	1.66%(5)
Expenses after custodian fee reduction
excluding interest and fees	1.51%(4)	1.52%	1.53%(4)(5)	1.56%(5)	1.55%(5)
Net investment income	3.52%	3.75%	3.88%	4.26%	4.35%
Portfolio Turnover of the Portfolio(7)	—	—	—	27%	16%
Portfolio Turnover of the Fund	65%	28%	15%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses or reduced its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended September 30, 2007 and 2005). Absent this allocation or reduction, total return would be lower.

(5)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 67

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

	Massachusetts Fund — Class C
	Year Ended September 30,
	2007(1)	2006(1)(2)
Net asset value — Beginning of year	$ 9.850	$9.610

Income (loss) from operations
Net investment income	$ 0.342	$ 0.136
Net realized and unrealized gain (loss)	(0.346)	0.254
Total income (loss) from operations	$ (0.004)	$0.390

Less distributions
From net investment income	$ (0.346)	$(0.150)
Total distributions	$ (0.346)	$(0.150)

Net asset value — End of year	$ 9.500	$9.850

Total Return(3)	(0.07)%	4.10%(8)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$17,583	$2,825
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.51%(4)	1.54%(5)
Interest and fee expense(6)	0.47%	0.42%(5)
Total expenses before custodian fee reduction	1.98%(4)	1.96%(5)
Expenses after custodian fee reduction excluding interest and fees	1.50%(4)	1.52%(5)
Net investment income	3.53%	3.40%(5)
Portfolio Turnover of the Fund	65%	28%(7)

(1)	Net investment income per share was computed using average shares outstanding.

(2)	For the period from the start of business, May 2, 2006 to September 30, 2006.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	For the year ended September 30, 2006.

(8)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 68

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

Massachusetts Fund — Class I Year Ended September 30,

	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$ 9.850	$ 9.670	$ 9.650	$ 9.680	$ 9.840

Income (loss) from operations
Net investment income	$ 0.435	$ 0.453	$ 0.468	$ 0.504	$ 0.512
Net realized and unrealized gain (loss)	(0.356)	0.178	0.027	(0.031)	(0.172)
Total income from operations	$ 0.079	$ 0.631	$ 0.495	$ 0.473	$ 0.340

Less distributions
From net investment income	$ (0.439)	$ (0.451)	$ (0.475)	$(0.503)	$(0.500)
Total distributions	$ (0.439)	$ (0.451)	$ (0.475)	$(0.503)	$ (0.500)

Net asset value — End of year	$ 9.490	$ 9.850	$ 9.670	$ 9.650	$ 9.680

Total Return(2)	0.77%	6.72%	5.43%(3)	5.04%	3.51%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$16,730	$13,227	$11,701	$ 8,321	$ 7,608
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.57%(4)	0.59%	0.59%(4)(5)	0.61%(5)	0.61%(5)
Interest and fee expense(6)	0.47%	0.42%	0.28%(5)	0.11%(5)	0.10%(5)
Total expenses before custodian fee reduction	1.04%(4)	1.01%	0.87%(4)(5)	0.72%(5)	0.71%(5)
Expenses after custodian fee reduction
excluding interest and fees	0.56%(4)	0.57%	0.58%(4)(5)	0.61%(5)	0.60%(5)
Net investment income	4.47%	4.69%	4.81%	5.23%	5.29%
Portfolio Turnover of the Portfolio(7)	—	—	—	27%	16%
Portfolio Turnover of the Fund	65%	28%	15%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.20% due to a change in the timing of the payment and reinvestment of distributions.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses or reduced its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended September 30, 2007 and 2005). Absent this allocation or reduction, total return would be lower.

(5)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 69

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

Mississippi Fund — Class A Year Ended September 30,

	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$ 9.690	$ 9.610	$ 9.720	$ 9.840	$10.000

Income (loss) from operations
Net investment income	$ 0.410	$ 0.417	$ 0.428	$ 0.455	$ 0.473
Net realized and unrealized gain (loss)	(0.155)	0.075	(0.099)	(0.116)	(0.163)
Total income from operations	$ 0.255	$ 0.492	$ 0.329	$ 0.339	$ 0.310

Less distributions
From net investment income	$ (0.405)	$ (0.412)	$ (0.439)	$ (0.459)	$ (0.470)
Total distributions	$ (0.405)	$ (0.412)	$ (0.439)	$ (0.459)	$ (0.470)

Net asset value — End of year	$ 9.540	$ 9.690	$ 9.610	$ 9.720	$ 9.840

Total Return(2)	2.67%	5.26%	3.44%	3.54%	3.21%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$14,635	$15,154	$12,901	$11,379	$ 2,727
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.81%(3)	0.81%	0.86%(4)	0.84%(4)	0.81%(4)
Interest and fee expense(5)	0.26%	0.19%	0.12%(4)	0.06%(4)	0.03%(4)
Total expenses before custodian fee reduction	1.07%(3)	1.00%	0.98%(4)	0.90%(4)	0.84%(4)
Expenses after custodian fee reduction
excluding interest and fees	0.79%(3)	0.78%	0.84%(4)	0.83%(4)	0.79%(4)
Net investment income	4.26%	4.34%	4.41%	4.70%	4.81%
Portfolio Turnover of the Portfolio(6)	—	—	—	15%	11%
Portfolio Turnover of the Fund	16%	22%	21%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.02% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 70

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

Mississippi Fund — Class B Year Ended September 30,

	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$ 9.910	$ 9.830	$ 9.940	$10.060	$10.220

Income (loss) from operations
Net investment income	$ 0.345	$ 0.354	$ 0.365	$ 0.393	$ 0.409
Net realized and unrealized gain (loss)	(0.155)	0.073	(0.100)	(0.119)	(0.163)
Total income from operations	$ 0.190	$ 0.427	$ 0.265	$ 0.274	$ 0.246

Less distributions
From net investment income	$(0.340)	$(0.347)	$ (0.375)	$ (0.394)	$ (0.406)
Total distributions	$(0.340)	$(0.347)	$ (0.375)	$ (0.394)	$ (0.406)

Net asset value — End of year	$ 9.760	$ 9.910	$ 9.830	$ 9.940	$ 10.060

Total Return(2)	1.94%	4.44%	2.86%(3)	2.79%	2.47%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 2,626	$ 4,077	$ 5,291	$ 6,013	$15,018
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.56%(4)	1.56%	1.61%(5)	1.59%(5)	1.56%(5)
Interest and fee expense(6)	0.26%	0.19%	0.12%(5)	0.06%(5)	0.03%(5)
Total expenses before custodian fee reduction	1.82%(4)	1.75%	1.73%(5)	1.65%(5)	1.59%(5)
Expenses after custodian fee reduction
excluding interest and fees	1.54%(4)	1.53%	1.59%(5)	1.58%(5)	1.54%(5)
Net investment income	3.50%	3.61%	3.68%	3.93%	4.07%
Portfolio Turnover of the Portfolio(7)	—	—	—	15%	11%
Portfolio Turnover of the Fund	16%	22%	21%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.16% due to a change in the timing of payment and reinvestment of distributions.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.02% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 71

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

New York Fund — Class A Year Ended September 30,

	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$ 10.750	$ 10.700	$ 10.800	$ 10.920	$11.070

Income (loss) from operations
Net investment income	$ 0.466	$ 0.476	$ 0.502	$ 0.542	$ 0.539
Net realized and unrealized gain (loss)	(0.305)	0.170	(0.090)	(0.049)	(0.165)
Total income from operations	$ 0.161	$ 0.646	$ 0.412	$ 0.493	$ 0.374

Less distributions
From net investment income	$ (0.458)	$ (0.473)	$ (0.512)	$ (0.587)	$ (0.518)
From net realized gain	(0.053)	(0.123)	—	(0.026)	(0.006)
Total distributions	$ (0.511)	$ (0.596)	$ (0.512)	$ (0.613)	$ (0.524)

Net asset value — End of year	$ 10.400	$ 10.750	$ 10.700	$ 10.800	$10.920

Total Return(2)	1.50%	6.29%	3.88%	4.66%	3.54%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$400,671	$393,479	$357,652	$335,153	$42,481
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.77%(3)	0.79%	0.80%(4)	0.82%(4)	0.80%(4)
Interest and fee expense(5)	0.48%	0.48%	0.35%(4)	0.19%(4)	0.09%(4)
Total expenses before custodian fee reduction	1.25%(3)	1.27%	1.15%(4)	1.01%(4)	0.89%(4)
Expenses after custodian fee reduction excluding interest and fees	0.75%(3)	0.78%	0.79%(4)	0.82%(4)	0.80%(4)
Net investment income	4.39%	4.50%	4.65%	5.07%	4.99%
Portfolio Turnover of the Portfolio(6)	—	—	—	26%	19%
Portfolio Turnover of the Fund	35%	34%	45%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 72

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

New York Fund — Class B Year Ended September 30,

	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$10.760	$10.700	$10.800	$10.910	$ 11.050

Income (loss) from operations
Net investment income	$ 0.386	$ 0.396	$ 0.415	$ 0.533	$ 0.494
Net realized and unrealized gain (loss)	(0.295)	0.181	(0.083)	(0.084)	(0.169)
Total income from operations	$ 0.091	$ 0.577	$ 0.332	$ 0.449	$ 0.325

Less distributions
From net investment income	$ (0.378)	$ (0.394)	$ (0.432)	$ (0.540)	$ (0.463)
From net realized gain	(0.053)	(0.123)	—	(0.024)	(0.006)
Total distributions	$ (0.431)	$ (0.517)	$ (0.432)	$ (0.564)	$ (0.469)

Contingent deferred sales charges	$ —	$ —	$ —	$ 0.005	$ 0.004

Net asset value — End of year	$ 10.420	$ 10.760	$10.700	$10.800	$ 10.910

Total Return(2)	0.83%	5.59%	3.27%(3)	4.28%	3.08%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,439	$ 9,488	$ 6,189	$ 2,984	$307,299
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.51%(4)	1.54%	1.55%(5)	0.93%(5)	1.23%(5)
Interest and fee expense(6)	0.48%	0.48%	0.35%(5)	0.19%(5)	0.09%(5)
Total expenses before custodian fee reduction	1.99%(4)	2.02%	1.90%(5)	1.12%(5)	1.32%(5)
Expenses after custodian fee reduction excluding interest and fees	1.50%(4)	1.53%	1.54%(5)	0.93%(5)	1.23%(5)
Net investment income	3.63%	3.74%	3.84%	4.86%	4.58%
Portfolio Turnover of the Portfolio(7)	—	—	—	26%	19%
Portfolio Turnover of the Fund	35%	34%	45%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 73

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

New York Fund — Class C Year Ended September 30,

	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)(2)
Net asset value — Beginning of period	$10.750	$10.700	$10.800	$11.070	$11.020

Income (loss) from operations
Net investment income	$ 0.383	$ 0.391	$ 0.408	$ 0.448	$0.002
Net realized and unrealized gain (loss)	(0.302)	0.176	(0.077)	(0.222)	0.049
Total income from operations	$ 0.081	$ 0.567	$ 0.331	$ 0.226	$0.051

Less distributions
From net investment income	$ (0.378)	$ (0.394)	$ (0.431)	$ (0.467)	$ (0.001)
From net realized gain	(0.053)	(0.123)	—	(0.029)	—
Total distributions	$ (0.431)	$ (0.517)	$ (0.431)	$ (0.496)	$ (0.001)

Net asset value — End of period	$ 10.400	$ 10.750	$10.700	$10.800	$ 11.070

Total Return(3)	0.73%	5.50%	3.20%(4)	1.99%	0.50%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,131	$13,889	$ 4,702	$ 940	$11
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.51%(5)	1.54%	1.54%(6)	1.56%(6)	1.89%(6)(7)
Interest and fee expense(8)	0.48%	0.48%	0.35%(6)	0.19%(6)	0.09%(6)(7)
Total expenses before custodian fee reduction	1.99%(5)	2.02%	1.89%(6)	1.75%(6)	1.98%(6)(7)
Expenses after custodian fee reduction excluding interest and fees	1.50%(5)	1.53%	1.53%(6)	1.56%(6)	1.89%(6)(7)
Net investment income	3.62%	3.70%	3.78%	4.17%	6.41%(7)
Portfolio Turnover of the Portfolio(9)	—	—	—	26%	19%
Portfolio Turnover of the Fund	35%	34%	45%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Class C commenced operations on September 30, 2003.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Total return reflects an increase of 0.09% due to a change in the timing of the payment and reinvestment of distributions.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(7)	Annualized.

(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 74

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

Ohio Fund — Class A Year Ended September 30,

	2007(1)	2006(1)	2005(1)	2004(1)	2003
Net asset value — Beginning of year	$ 9.450	$ 9.320	$ 9.180	$ 9.230	$ 9.290

Income (loss) from operations
Net investment income	$ 0.382	$ 0.420	$ 0.464	$ 0.491	$ 0.499
Net realized and unrealized gain (loss)	(0.197)	0.137	0.142	(0.034)	(0.077)
Total income from operations	$ 0.185	$ 0.557	$ 0.606	$ 0.457	$ 0.422

Less distributions
From net investment income	$ (0.395)	$ (0.427)	$ (0.466)	$ (0.507)	$ (0.482)
Total distributions	$ (0.395)	$ (0.427)	$ (0.466)	$ (0.507)	$ (0.482)

Net asset value — End of year	$ 9.240	$ 9.450	$ 9.320	$ 9.180	$ 9.230

Total Return(2)	1.98%	6.15%	6.71%	5.07%	4.73%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$274,850	$182,719	$140,355	$126,212	$15,612
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.77%(3)	0.78%	0.82%(4)	0.85%(4)	0.81%(4)
Interest and fee expense(5)	0.31%	0.47%	0.35%(4)	0.25%(4)	0.25%(4)
Total expenses before custodian fee reduction	1.08%(3)	1.25%	1.17%(4)	1.10%(4)	1.06%(4)
Expenses after custodian fee reduction excluding interest and fees	0.74%(3)	0.75%	0.81%(4)	0.85%(4)	0.80%(4)
Net investment income	4.09%	4.53%	4.97%	5.38%	5.46%
Portfolio Turnover of the Portfolio(6)	—	—	—	9%	15%
Portfolio Turnover of the Fund	39%	24%	28%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 75

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

Ohio Fund — Class B Year Ended September 30,

	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$ 9.440	$ 9.320	$ 9.180	$ 9.240	$ 9.290

Income (loss) from operations
Net investment income	$ 0.315	$ 0.353	$ 0.394	$ 0.423	$ 0.433
Net realized and unrealized gain (loss)	(0.191)	0.124	0.143	(0.046)	(0.068)
Total income from operations	$ 0.124	$ 0.477	$ 0.537	$ 0.377	$ 0.365

Less distributions
From net investment income	$ (0.324)	$ (0.357)	$ (0.397)	$ (0.437)	$ (0.415)
Total distributions	$ (0.324)	$ (0.357)	$ (0.397)	$ (0.437)	$ (0.415)

Net asset value — End of year	$ 9.240	$ 9.440	$ 9.320	$ 9.180	$ 9.240

Total Return(2)	1.32%	5.25%	6.14%(3)	4.14%	4.01%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$28,626	$32,512	$34,257	$36,545	$157,077
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.52%(4)	1.53%	1.57%(5)	1.60%(5)	1.56%(5)
Interest and fee expense(6)	0.31%	0.47%	0.35%(5)	0.25%(5)	0.25%(5)
Total expenses before custodian fee reduction	1.83%(4)	2.00%	1.92%(5)	1.85%(5)	1.81%(5)
Expenses after custodian fee reduction excluding interest and fees	1.49%(4)	1.50%	1.56%(5)	1.60%(5)	1.55%(5)
Net investment income	3.36%	3.80%	4.23%	4.56%	4.73%
Portfolio Turnover of the Portfolio(7)	—	—	—	9%	15%
Portfolio Turnover of the Fund	39%	24%	28%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.18% due to a change in the timing of the payment and reinvestment of distributions.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 76

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

	Ohio Fund — Class C
	Year Ended September 30,
	2007(1)	2006(1)(2)
Net asset value — Beginning of year	$ 9.440	$9.300

Income (loss) from operations
Net investment income	$ 0.310	$ 0.211
Net realized and unrealized gain (loss)	(0.186)	0.160
Total income from operations	$ 0.124	$ 0.371

Less distributions
From net investment income	$ (0.324)	$(0.231)
Total distributions	$ (0.324)	$(0.231)

Net asset value — End of year	$ 9.240	$9.440

Total Return(3)	1.32%	4.06%(8)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$30,804	$8,294
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.52%(4)	1.53%(5)
Interest and fee expense(6)	0.31%	0.47%(5)
Total expenses before custodian fee reduction	1.83%(4)	2.00%(5)
Expenses after custodian fee reduction excluding interest and fees	1.49%(4)	1.50%(5)
Net investment income	3.33%	3.45%(5)
Portfolio Turnover of the Fund	39%	24%(7)

(1)	Net investment income per share was computed using average shares outstanding.

(2)	For the period from the start of business, February 3, 2006 to September 30, 2006.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	For the year ended September 30, 2006.

(8)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 77

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

Rhode Island Fund — Class A Year Ended September 30,

	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$ 9.860	$ 9.760	$ 9.780	$ 9.760	$10.010

Income (loss) from operations
Net investment income	$ 0.411	$ 0.423	$ 0.441	$ 0.462	$ 0.472
Net realized and unrealized gain (loss)	(0.225)	0.106	(0.014)	0.028	(0.253)
Total income from operations	$ 0.186	$ 0.529	$ 0.427	$ 0.490	$ 0.219

Less distributions
From net investment income	$ (0.406)	$ (0.429)	$ (0.447)	$ (0.470)	$ (0.469)
Total distributions	$ (0.406)	$ (0.429)	$ (0.447)	$ (0.470)	$ (0.469)

Net asset value — End of year	$ 9.640	$ 9.860	$ 9.760	$ 9.780	$ 9.760

Total Return(2)	1.91%	5.56%	4.44%	5.13%	2.29%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$46,764	$39,291	$29,745	$26,558	$11,701
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.74%(3)	0.75%	0.77%(4)	0.77%(4)	0.74%(4)
Interest and fee expense(5)	0.40%	0.35%	0.18%(4)	0.10%(4)	0.09%(4)
Total expenses before custodian fee reduction	1.14%(3)	1.10%	0.95%(4)	0.87%(4)	0.83%(4)
Expenses after custodian fee reduction excluding interest and fees	0.69%(3)	0.72%	0.75%(4)	0.77%(4)	0.73%(4)
Net investment income	4.20%	4.34%	4.49%	4.74%	4.82%
Portfolio Turnover of the Portfolio(6)	—	—	—	16%	19%
Portfolio Turnover of the Fund	14%	19%	15%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 78

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

Rhode Island Fund — Class B Year Ended September 30,

	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$10.080	$ 9.980	$10.000	$ 9.990	$10.250

Income (loss) from operations
Net investment income	$ 0.345	$ 0.361	$ 0.377	$ 0.401	$ 0.409
Net realized and unrealized gain (loss)	(0.224)	0.103	(0.015)	0.016	(0.262)
Total income from operations	$ 0.121	$ 0.464	$ 0.362	$ 0.417	$ 0.147

Less distributions
From net investment income	$ (0.341)	$ (0.364)	$ (0.382)	$ (0.407)	$ (0.407)
Total distributions	$ (0.341)	$ (0.364)	$ (0.382)	$ (0.407)	$ (0.407)

Net asset value — End of year	$ 9.860	$ 10.080	$ 9.980	$10.000	$ 9.990

Total Return(2)	1.20%	4.76%	3.83%(3)	4.25%	1.48%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$13,989	$18,564	$22,793	$25,084	$42,930
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.49%(4)	1.50%	1.52%(5)	1.52%(5)	1.49%(5)
Interest and fee expense(6)	0.40%	0.35%	0.18%(5)	0.10%(5)	0.09%(5)
Total expenses before custodian fee reduction	1.89%(4)	1.85%	1.70%(5)	1.62%(5)	1.58%(5)
Expenses after custodian fee reduction excluding interest and fees	1.44%(4)	1.47%	1.50%(5)	1.52%(5)	1.48%(5)
Net investment income	3.45%	3.62%	3.76%	4.00%	4.08%
Portfolio Turnover of the Portfolio(7)	—	—	—	16%	19%
Portfolio Turnover of the Fund	14%	19%	15%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.15% due to a change in the timing of the payment and reinvestment of distributions.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 79

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

	Rhode Island Fund — Class C
	Year Ended September 30,
	2007(1)	2006(1)(2)
Net asset value — Beginning of year	$10.090	$10.040

Income (loss) from operations
Net investment income	$ 0.344	$0.173
Net realized and unrealized gain (loss)	(0.223)	0.065
Total income from operations	$ 0.121	$0.238

Less distributions
From net investment income	$ (0.341)	$ (0.188)
Total distributions	$ (0.341)	$ (0.188)

Net asset value — End of year	$ 9.870	$10.090

Total Return(3)	1.20%	2.40%(8)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 3,281	$428
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.48%(4)	1.50%(5)
Interest and fee expense(6)	0.40%	0.35%(5)
Total expenses before custodian fee reduction	1.88%(4)	1.85%(5)
Expenses after custodian fee reduction excluding interest and fees	1.44%(4)	1.47%(5)
Net investment income	3.45%	3.23%(5)
Portfolio Turnover of the Fund	14%	19%(7)

(1)	Net investment income per share was computed using average shares outstanding.

(2)	For the period from the start of business, March 20, 2006 to September 30, 2006.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(7)	For the year ended September 30, 2006.

(8)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 80

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

West Virginia Fund — Class A Year Ended September 30,

	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$ 9.870	$ 9.750	$ 9.810	$ 9.880	$10.130

Income (loss) from operations
Net investment income	$ 0.402	$ 0.415	$ 0.434	$ 0.462	$ 0.468
Net realized and unrealized gain (loss)	(0.181)	0.110	(0.053)	(0.081)	(0.253)
Total income from operations	$ 0.221	$ 0.525	$ 0.381	$ 0.381	$ 0.215

Less distributions
From net investment income	$ (0.401)	$ (0.405)	$ (0.441)	$ (0.451)	$ (0.465)
Total distributions	$ (0.401)	$ (0.405)	$ (0.441)	$ (0.451)	$ (0.465)

Net asset value — End of year	$ 9.690	$ 9.870	$ 9.750	$ 9.810	$ 9.880

Total Return(2)	2.26%	5.53%	3.95%	3.94%	2.23%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$25,703	$22,812	$21,249	$18,670	$ 3,522
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.75%(3)	0.75%	0.79%(4)	0.79%(4)	0.73%(4)
Interest and fee expense(5)	0.25%	0.18%	0.06%(4)	0.03%(4)	0.04%(4)
Total expenses before custodian fee reduction	1.00%(3)	0.93%	0.85%(4)	0.82%(4)	0.77%(4)
Expenses after custodian fee reduction excluding interest and fees	0.71%(3)	0.72%	0.78%(4)	0.78%(4)	0.71%(4)
Net investment income	4.10%	4.26%	4.42%	4.73%	4.74%
Portfolio Turnover of the Portfolio(6)	—	—	—	12%	21%
Portfolio Turnover of the Fund	31%	20%	21%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 81

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

West Virginia Fund — Class B Year Ended September 30,

	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$10.060	$ 9.930	$10.000	$10.080	$10.340

Income (loss) from operations
Net investment income	$ 0.335	$ 0.350	$ 0.378	$ 0.395	$ 0.402
Net realized and unrealized gain (loss)	(0.191)	0.118	(0.073)	(0.087)	(0.261)
Total income from operations	$ 0.144	$ 0.468	$ 0.305	$ 0.308	$ 0.141

Less distributions
From net investment income	$ (0.334)	$ (0.338)	$ (0.375)	$ (0.388)	$ (0.401)
Total distributions	$ (0.334)	$ (0.338)	$ (0.375)	$ (0.388)	$ (0.401)

Net asset value — End of year	$ 9.870	$ 10.060	$ 9.930	$10.000	$ 10.080

Total Return(2)	1.43%	4.82%	3.26%(3)	3.09%	1.41%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 6,049	$ 7,002	$ 8,287	$ 8,550	$23,634
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.49%(4)	1.50%	1.54%(5)	1.55%(5)	1.48%(5)
Interest and fee expense(6)	0.25%	0.18%	0.06%(5)	0.03%(5)	0.04%(5)
Total expenses before custodian fee reduction	1.74%(4)	1.68%	1.60%(5)	1.58%(5)	1.52%(5)
Expenses after custodian fee reduction excluding interest and fees	1.46%(4)	1.47%	1.53%(5)	1.54%(5)	1.46%(5)
Net investment income	3.35%	3.53%	3.78%	3.91%	3.99%
Portfolio Turnover of the Portfolio(7)	—	—	—	12%	21%
Portfolio Turnover of the Fund	31%	20%	21%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.16% due to a change in the timing of payment and reinvestment of distributions.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s 82

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 N O T E S T O F I N A N C I A L S T A T E M E N T S

1 Significant Accounting Policies

Eaton Vance Municipals Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end, management investment company. The Trust presently consists of twenty-eight funds, eight of which, each non-diversified, are included in these financial statements. They include Eaton Vance California Municipals Fund (California Fund), Eaton Vance Florida Municipals Fund (Florida Fund), Eaton Vance Massachusetts Municipals Fund (Massachusetts Fund), Eaton Vance Mississippi Municipals Fund (Mississippi Fund), Eaton Vance New York Municipals Fund (New York Fund), Eaton Vance Ohio Municipals Fund (Ohio Fund), Eaton Vance Rhode Island Municipals Fund (Rhode Island Fund) and Eaton Vance West Virginia Municipals Fund (West Virginia Fund) (each individually referred to as the Fund, and collectively, the Funds). The Funds seek to provide current income exempt from regular federal income tax and from particular state or local income or other taxes, as applicable. The Mississippi Fund and West Virginia Fund offer two classes of shares. The California Fund, Florida Fund, New York Fund, Ohio Fund and Rhode Island Fund offer three classes of shares. The Massachusetts Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares of each Fund automatically convert to Class A shares eight years after their purchase as described in the Funds’ prospectus. Class I shares of the Massachusetts Fund are sold at net asset value. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing service. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Interest rate swaps are generally valued on the basis of valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available, and investments for which the price of a security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At September 30, 2007, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 N O T E S T O F I N A N C I A L S T A T E M E N T S C O N T ’ D

excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date
Florida	$4,180,059	September 30, 2013
Massachusetts	856,779	September 30, 2010
	1,430,573	September 30, 2011
	355,911	September 30, 2012
	1,751,809	September 30, 2013
	440,164	September 30, 2015
Mississippi	198,316	September 30, 2013
New York	108,787	September 30, 2015
Ohio	5,839,721	September 30, 2011
	1,709,089	September 30, 2013
Rhode Island	384,824	September 30, 2013
West Virginia	529,815	September 30, 2013

During the year ended September 30, 2007, capital loss carryforwards of $2,531,757, $112,417, $1,558,592, $388,999 and $380,805 were utilized to offset net realized gains by the Florida Fund, Mississippi Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund, respectively.

Additionally, at September 30, 2007, the New York Fund had net capital losses of $625,132 attributable to security transactions incurred after October 31, 2006. These capital losses are treated as arising on the first day of the Fund’s taxable year ending September 30, 2008.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in inverse floating rate securities, whereby a Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special Purpose Vehicle (which is generally organized as a trust), (the SPV) set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (FAS 140), the Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Portfolio of Investments, and the Floating Rate Notes as a liability under the caption “Payable

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 N O T E S T O F I N A N C I A L S T A T E M E N T S C O N T ’ D

for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. At September 30, 2007, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

			Collateral for
	Floating Rate	Interest Rate	Floating Rate
	Notes	or Range of	Notes
Fund	Outstanding	Interest Rates	Outstanding
California	$23,875,000	3.82% – 3.90%	$37,028,996
Florida	37,745,000	3.88% – 3.98%	62,766,047
Massachusetts	22,606,500	3.85% – 3.95%	37,794,370
Mississippi	930,000	3.85% – 3.91%	1,534,178
New York	52,363,000	3.84% – 3.99%	83,304,254
Ohio	27,120,000	3.85% – 3.93%	42,892,477
Rhode Island	3,795,000	3.85% – 3.95%	6,446,171
West Virginia	2,000,000	3.85% – 3.88%	3,157,548

The Funds’ investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. The Funds’ investment policies do not allow the Funds to borrow money for purposes of making investments. Management believes that the Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FAS 140, which is distinct from a legal borrowing of the Funds to which the policies apply. Inverse Floaters held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J Financial Futures Contracts — The Funds may enter into financial futures contracts. The Funds’ investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts’ terms.

K Interest Rate Swaps — A Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

M Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include any short-term investments.

2 Distributions to Shareholders

The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest income and

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 N O T E S T O F I N A N C I A L S T A T E M E N T S C O N T ’ D

capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended September 30, 2007 and September 30, 2006 was as follows:

Year Ended
September 30,
2007	California	Florida	Massachusetts	Mississippi
Distributions
declared from:
Tax-exempt
income	$ 11,105,078	$ 11,096,447	$ 12,342,720	$ 744,103
Ordinary income	$77,788	$560	$2,855	$5,772
Long-term
capital gains	$ 4,013,167	$—	$—	$—

Year Ended
September 30,
2007	New York	Ohio	Rhode Island	West Virginia
Distributions
declared from:
Tax-exempt
income	$ 18,685,280	$ 11,439,718	$ 2,420,132	$ 1,230,659
Ordinary income	$—	$106,473	$—	$—
Long-term
capital gains	$1,982,319	$—	$—	$—
Short-term
capital gains	$137,809	$—	$—	$—

Year Ended
September 30,
2006	California	Florida	Massachusetts	Mississippi
Distributions
declared from:
Tax-exempt
income	$ 10,215,813	$ 10,901,178	$ 10,291,224	$ 768,015
Ordinary income	$—	$48,048	$—	$4,034

Year Ended
September 30,
2006	New York	Ohio	Rhode Island	West Virginia
Distributions
declared from:
Tax-exempt
income	$ 16,862,793	$8,486,588	$ 2,151,704	$ 1,163,089
Ordinary income	$24,477	$2,787	$9,148	$—
Long-term
capital gains	$4,153,081	$—	$—	$—

During the year ended September 30, 2007, the following amounts were reclassified due to differences between book and tax accounting, primarily for accretion of market discount:

	California	Florida	Massachusetts	Mississippi
Increase (decrease):
Accumulated net
realized gain (loss)	$ 29,203	$ 71,650	$ 61,236	$(397)
Accumulated
undistributed
net investment
income	$(29,203)	$(71,650)	$(61,236)	$397

	New York	Ohio	Rhode Island	West Virginia
Increase (decrease):
Accumulated net
realized gain (loss)	$ 184,545	$(66,195)	$ 11,296	$ 18,388
Accumulated
undistributed
net investment
income	$(184,545)	$ 66,195	$(11,296)	$(18,388)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

                                                                                                    86

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 N O T E S T O F I N A N C I A L S T A T E M E N T S C O N T ’ D

As of September 30, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	California	Florida	Massachusetts		Mississippi
Undistributed
income	$244,370	$1,588,844	$	87,841	$662
Undistributed
long-term
capital gains	$ 1,213,908	$—	$	—	$—
Capital loss
carryforwards	$—	$ (4,180,059)		$(4,835,236)	$ (198,316)
Unrealized
appreciation
(depreciation)	$ 15,028,678	$ 15,966,620		$10,994,266	$ 874,998
Other temporary
differences	$(378,161)	$(385,458)	$	(456,612)	$(25,336)

	New York	Ohio		Rhode Island	West Virginia
Undistributed
income	$291,911	$ 70,090		$26,276	$2,304
Capital loss
carryforwards and
post-October
losses	$(733,919)	$ (7,548,810)		$(384,824)	$ (529,815)
Unrealized
appreciation
(depreciation)	$ 21,936,733	$ 8,200,247		$ 1,753,925	$ 964,603
Other temporary
differences	$(575,542)	$ (413,981)		$(86,947)	$ (39,484)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, tax straddle accounting, dividends payable, and differences between book and tax accounting for futures contracts, accretion of market discount and inverse floaters.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) and is payable monthly. In addition, pursuant to a voluntary expense reimbursement, BMR was allocated certain operating expenses. For the year ended September 30, 2007, advisory fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, and expenses allocated to BMR, were as follows:

	Investment	Effective	Expenses
	Adviser	Annual	Allocated
Fund	Fee	Rate	to BMR
California	$1,198,210	0.45%	$5,358
Florida	1,073,101	0.42%	5,358
Massachusetts	1,246,654	0.42%	6,611
Mississippi	27,854	0.15%	3,687
New York	1,901,120	0.43%	7,863
Ohio	1,182,720	0.41%	4,523
Rhode Island	185,604	0.30%	5,358
West Virginia	63,083	0.20%	3,688

EVM serves as the Administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), the Funds’ principal underwriter and a subsidiary of EVM, receives a portion of the sales charge on sales of Class A shares of the Funds. EVD also receives distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the year ended September 30, 2007 were as follows:

		EVD’s
	Sub-Transfer	Class A
Fund	Agent Fees	Sales Charges
California	$5,410	$ 20,620
Florida	5,930	17,895
Massachusetts	7,482	71,133
Mississippi	601	1,907
New York	10,505	46,472
Ohio	7,871	109,867
Rhode Island	1,740	8,968
West Virginia	1,134	10,085

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 N O T E S T O F I N A N C I A L S T A T E M E N T S C O N T ’ D

Except for Trustees of the Funds who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Funds out of the investment advisory fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan. For the year ended September 30, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4 Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.20%, (0.25% for California Fund) per annum of each Fund’s average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2007 for Class A shares amounted to the following:

Class A
Distribution and
Fund	Service Fees
California	$633,506
Florida	443,613
Massachusetts	450,062
Mississippi	29,916
New York	811,049
Ohio	465,766
Rhode Island	86,847
West Virginia	49,719

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require each Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution

Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by each Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended September 30, 2007, the Funds paid or accrued to EVD the following distribution fees, each representing 0.75% of the average daily net assets for Class B and Class C shares:

	Class B	Class C
Fund	Distribution Fees	Distribution Fees
California	$ 29,837	$ 62,844
Florida	230,199	13,505
Massachusetts	336,336	84,477
Mississippi	26,343	—
New York	81,497	171,239
Ohio	233,619	157,392
Rhode Island	121,427	14,858
West Virginia	48,633	—

At September 30, 2007, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans for Class B and Class C shares were approximately as follows:

Fund	Class B	Class C
California	$68,000	$654,000
Florida	660,000	168,000
Massachusetts	455,000	1,166,000
Mississippi	495,000	—
New York	352,000	1,898,000
Ohio	78,000	2,005,000
Rhode Island	1,030,000	209,000
West Virginia	549,000	—

The Class B and Class C Plans also authorize the Funds to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that Class. The Trustees approved service fee payments equal to 0.20% (0.25% for California Fund) per annum of each Fund’s average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the

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maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended September 30, 2007 amounted to the following:

	Class B	Class C
Fund	Service Fees	Service Fees
California	$ 9,946	$20,948
Florida	61,386	3,601
Massachusetts	89,690	22,520
Mississippi	7,025	—
New York	21,732	45,664
Ohio	62,298	41,971
Rhode Island	32,380	3,962
West Virginia	12,969	—

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending upon the circumstances of purchase) or a 1% or 0.50% CDSC if redeemed within one year or two years, respectively, on purchases through the Eaton Vance Supplemental Retirement Account. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist will be credited to each Fund. For the year ended September 30, 2007, the Funds were informed that EVD received approximately the following amounts of CDSC paid by Class A, Class B and Class C shareholders:

Fund	Class A	Class B	Class C
California	$19,000	$24,000	$ 1,000
Florida	8,000	68,000	2,000
Massachusetts	3,000	77,000	7,000
Mississippi	—	7,000	—
New York	11,000	19,000	14,000
Ohio	21,000	68,000	10,000
Rhode Island	500	40,000	300
West Virginia	2,000	8,000	—

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended September 30, 2007 were as follows:

Fund	Purchases	Sales
California	$159,743,818	$116,845,246
Florida	53,609,907	63,553,190
Massachusetts	268,529,058	211,963,979
Mississippi	3,094,846	5,360,378
New York	202,831,864	169,799,112
Ohio	237,058,077	118,253,438
Rhode Island	14,243,358	9,124,173
West Virginia	12,301,712	10,245,264

7 Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

California Fund
	Year Ended	Year Ended
Class A	September 30, 2007	September 30, 2006
Sales	6,320,582	2,923,207
Issued to shareholders electing to
receive payments of distributions
in Fund shares	816,466	501,288
Redemptions	(3,617,907)	(2,858,517)
Exchange from Class B shares	5,405	10,952
Net increase	3,524,546	576,930

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 N O T E S T O F I N A N C I A L S T A T E M E N T S C O N T ’ D

California Fund (continued)
	Year Ended	Year Ended
Class B	September 30, 2007	September 30, 2006
Sales	80,771	130,196
Issued to shareholders electing to
receive payments of distributions
in Fund shares	11,353	6,864
Redemptions	(123,820)	(88,682)
Exchange to Class A shares	(5,842)	(11,829)
Net increase (decrease)	(37,538)	36,549

	Year Ended	Year Ended
Class C	September 30, 2007	September 30, 2006
Sales	769,547	353,834
Issued to shareholders electing to
receive payments of distributions
in Fund shares	26,830	7,759
Redemptions	(109,387)	(51,450)
Net increase	686,990	310,143

Florida Fund
	Year Ended	Year Ended
Class A	September 30, 2007	September 30, 2006
Sales	2,063,137	4,655,592
Issued to shareholders electing to
receive payments of distributions
in Fund shares	531,195	483,287
Redemptions	(3,399,643)	(3,449,888)
Exchange from Class B shares	397,602	390,471
Net increase (decrease)	(407,709)	2,079,462

	Year Ended	Year Ended
Class B	September 30, 2007	September 30, 2006
Sales	77,019	207,293
Issued to shareholders electing to
receive payments of distributions
in Fund shares	46,163	62,917
Redemptions	(597,112)	(502,195)
Exchange to Class A shares	(387,879)	(380,876)
Net decrease	(861,809)	(612,861)

	Year Ended	Year Ended
Class C	September 30, 2007	September 30, 2006(1)
Sales	244,226	61,121
Issued to shareholders electing to
receive payments of distributions
in Fund shares	3,206	136
Redemptions	(33,403)	(3,214)
Net increase	214,029	58,043

Massachusetts Fund
	Year Ended	Year Ended
Class A	September 30, 2007	September 30, 2006
Sales	10,627,746	5,947,826
Issued to shareholders electing to
receive payments of distributions
in Fund shares	573,319	407,730
Redemptions	(4,794,400)	(2,855,747)
Exchange from Class B shares	328,056	383,209
Net increase	6,734,721	3,883,018

	Year Ended	Year Ended
Class B	September 30, 2007	September 30, 2006
Sales	209,906	258,255
Issued to shareholders electing to
receive payments of distributions
in Fund shares	89,323	110,071
Redemptions	(632,614)	(671,372)
Exchange to Class A shares	(328,043)	(381,152)
Net decrease	(661,428)	(684,198)

	Year Ended	Year Ended
Class C	September 30, 2007	September 30, 2006(2)
Sales	1,710,911	296,719
Issued to shareholders electing to
receive payments of distributions
in Fund shares	32,159	858
Redemptions	(178,505)	(10,627)
Net increase	1,564,565	286,950

                                                                                                     90

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 N O T E S T O F I N A N C I A L S T A T E M E N T S C O N T ’ D

Massachusetts Fund (continued)
	Year Ended	Year Ended
Class I	September 30, 2007	September 30, 2006
Sales	557,977	214,943
Issued to shareholders electing to
receive payments of distributions
in Fund shares	24,293	17,153
Redemptions	(162,657)	(99,575)
Net increase	419,613	132,521

Mississippi Fund
	Year Ended	Year Ended
Class A	September 30, 2007	September 30, 2006
Sales	179,598	355,323
Issued to shareholders electing to
receive payments of distributions
in Fund shares	32,600	27,750
Redemptions	(342,866)	(202,461)
Exchange from Class B shares	100,556	40,983
Net increase (decrease)	(30,112)	221,595

	Year Ended	Year Ended
Class B	September 30, 2007	September 30, 2006
Sales	15,944	8,576
Issued to shareholders electing to
receive payments of distributions
in Fund shares	6,178	8,526
Redemptions	(66,234)	(103,928)
Exchange to Class A shares	(98,224)	(40,062)
Net decrease	(142,336)	(126,888)

New York Fund
	Year Ended	Year Ended
Class A	September 30, 2007	September 30, 2006
Sales	5,983,066	6,415,756
Issued to shareholders electing to
receive payments of distributions
in Fund shares	1,159,942	1,276,111
Redemptions	(5,297,544)	(4,514,572)
Exchange from Class B shares	66,596	8,667
Net increase	1,912,060	3,185,962

	Year Ended	Year Ended
Class B	September 30, 2007	September 30, 2006
Sales	357,406	392,545
Issued to shareholders electing to
receive payments of distributions
in Fund shares	24,667	21,695
Redemptions	(99,087)	(102,685)
Exchange to Class A shares	(66,449)	(8,265)
Net increase	216,537	303,290

	Year Ended	Year Ended
Class C	September 30, 2007	September 30, 2006
Sales	1,995,542	961,161
Issued to shareholders electing to
receive payments of distributions
in Fund shares	54,744	23,257
Redemptions	(349,920)	(132,016)
Net increase	1,700,366	852,402

Ohio Fund
	Year Ended	Year Ended
Class A	September 30, 2007	September 30, 2006
Sales	12,315,012	5,285,759
Issued to shareholders electing to
receive payments of distributions
in Fund shares	625,675	439,242
Redemptions	(2,943,015)	(1,649,373)
Exchange from Class B shares	408,584	206,014
Net increase	10,406,256	4,281,642

	Year Ended	Year Ended
Class B	September 30, 2007	September 30, 2006
Sales	386,530	378,311
Issued to shareholders electing to
receive payments of distributions
in Fund shares	63,054	70,353
Redemptions	(384,207)	(477,282)
Exchange to Class A shares	(408,603)	(205,711)
Net decrease	(343,226)	(234,329)

                                                                                                    91

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 N O T E S T O F I N A N C I A L S T A T E M E N T S C O N T ’ D

Ohio Fund (continued)
	Year Ended	Year Ended
Class C	September 30, 2007	September 30, 2006(3)
Sales	2,722,016	914,054
Issued to shareholders electing to
receive payments of distributions
in Fund shares	48,003	5,388
Redemptions	(313,379)	(40,771)
Net increase	2,456,640	878,671

Rhode Island Fund
	Year Ended	Year Ended
Class A	September 30, 2007	September 30, 2006
Sales	1,080,629	1,027,155
Issued to shareholders electing to
receive payments of distributions
in Fund shares	104,753	70,976
Redemptions	(610,471)	(375,107)
Exchange from Class B shares	288,787	214,473
Net increase	863,698	937,497

	Year Ended	Year Ended
Class B	September 30, 2007	September 30, 2006
Sales	82,892	86,760
Issued to shareholders electing to
receive payments of distributions
in Fund shares	34,062	45,979
Redemptions	(257,356)	(365,523)
Exchange to Class A shares	(282,319)	(209,611)
Net decrease	(422,721)	(442,395)

	Year Ended	Year Ended
Class C	September 30, 2007	September 30, 2006(4)
Sales	296,468	42,251
Issued to shareholders electing to
receive payments of distributions
in Fund shares	3,460	180
Redemptions	(9,991)	—
Net increase	289,937	42,431

West Virginia Fund
	Year Ended	Year Ended
Class A	September 30, 2007	September 30, 2006
Sales	540,963	262,500
Issued to shareholders electing to
receive payments of distributions
in Fund shares	63,524	55,037
Redemptions	(306,467)	(252,069)
Exchange from Class B shares	44,047	66,082
Net increase	342,067	131,550

	Year Ended	Year Ended
Class B	September 30, 2007	September 30, 2006
Sales	20,491	14,412
Issued to shareholders electing to
receive payments of distributions
in Fund shares	13,462	15,352
Redemptions	(74,169)	(102,973)
Exchange to Class A shares	(43,214)	(64,802)
Net decrease	(83,430)	(138,011)

(1)	Class C of the Florida Fund commenced operations on March 13, 2006.

(2)	Class C of the Massachusetts Fund commenced operations on May 2, 2006.

(3)	Class C of the Ohio Fund commenced operations on February 3, 2006.

(4)	Class C of the Rhode Island Fund commenced operations on March 20, 2006.

8 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments by each Fund at September 30, 2007, as determined on a federal income tax basis, were as follows:

California
Aggregate cost	$ 259,344,503
Gross unrealized appreciation	$17,352,137
Gross unrealized depreciation	(2,377,788)
Net unrealized appreciation	$14,974,349

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 N O T E S T O F I N A N C I A L S T A T E M E N T S C O N T ’ D

Florida
Aggregate cost	$ 222,383,737
Gross unrealized appreciation	$17,768,076
Gross unrealized depreciation	(1,857,880)
Net unrealized appreciation	$15,910,196

Massachusetts
Aggregate cost	$ 320,151,797
Gross unrealized appreciation	$14,403,143
Gross unrealized depreciation	(3,468,991)
Net unrealized appreciation	$10,934,152

Mississippi
Aggregate cost	$16,123,064
Gross unrealized appreciation	$1,144,779
Gross unrealized depreciation	(285,699)
Net unrealized appreciation	$859,080

New York
Aggregate cost	$ 416,122,077
Gross unrealized appreciation	$25,222,677
Gross unrealized depreciation	(3,692,351)
Net unrealized appreciation	$21,530,326

Ohio
Aggregate cost	$ 324,284,401
Gross unrealized appreciation	$9,854,776
Gross unrealized depreciation	(1,678,838)
Net unrealized appreciation	$8,175,938

Rhode Island
Aggregate cost	$61,308,694
Gross unrealized appreciation	$2,419,513
Gross unrealized depreciation	(678,295)
Net unrealized appreciation	$1,741,218

West Virginia
Aggregate cost	$30,236,246
Gross unrealized appreciation	$1,339,955
Gross unrealized depreciation	(382,132)
Net unrealized appreciation	$957,823

9 Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Average borrowings by the Mississippi Fund and the average interest rate for the year ended September 30, 2007 were $52,055 and 5.76%, respectively. Each of the other Funds did not have any significant borrowings or allocated fees during the year ended September 30, 2007.

10 Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at September 30, 2007 is as follows:

Futures Contracts
					Net
					Unrealized
	Expiration		Aggregate		Appreciation
Fund	Date	Contracts	Position Cost	Value	(Depreciation)

California	12/07	236
		U.S. Treasury Bond Short	$(26,385,080)	$(26,277,125)	$107,955

Florida	12/07	243
		U.S. Treasury Bond Short	$(27,167,688)	$(27,056,531)	$111,157

Massachusetts 12/07		643
		U.S. Treasury Bond Short	$(71,890,274)	$(71,594,031)	$296,243

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 N O T E S T O F I N A N C I A L S T A T E M E N T S C O N T ’ D

					Net
					Unrealized
	Expiration		Aggregate		Appreciation
Fund	Date	Contracts	Position Cost	Value	(Depreciation)

Mississippi	12/07	8
		U.S. Treasury Bond Short	$ (893,832)	$ (890,750)	$ 3,082

New York	12/07	550
		U.S. Treasury Bond Short	$(61,450,952)	$(61,239,063)	$211,889

Ohio	12/07	323
		U.S. Treasury Bond Short	$(35,924,494)	$(35,964,031)	$(39,537)

Rhode Island	12/07	36
		U.S. Treasury Bond Short	$(4,024,961)	$ (4,008,375)	$ 16,586

West Virginia	12/07	27
		U.S. Treasury Bond Short	$(3,018,720)	$ (3,006,281)	$ 12,439

Interest Rate Swaps

California
		Annual	Floating	Effective Date/	Net Unrealized
	Notional	Fixed Rate	Rate	Termination	Appreciation
Counterparty Amount		Paid By Fund	Paid To Fund	Date	(Depreciation)
Lehman			3-month	September 28, 2008/
Brothers, Inc.	$11,175,000 5.503%		USD-LIBOR-BBA	September 28, 2038	$(30,584)
Merrill Lynch
Capital			3-month	July 9, 2008/
Services, Inc.	$10,425,000 5.426%		USD-LIBOR-BBA	July 9, 2038	$ 58,934
Morgan Stanley
Capital			3-month	September 10, 2008/
Service, Inc.	$3,650,000 5.428%		USD-LIBOR-BBA September 10, 2038		$ 25,979
					$ 54,329

Florida
		Annual	Floating	Effective Date/	Net Unrealized
	Notional	Fixed Rate	Rate	Termination	Appreciation
Counterparty Amount		Paid By Fund	Paid To Fund	Date	(Depreciation)
Lehman			3-month	September 28, 2008/
Brothers, Inc.	$10,025,000 5.503%		USD-LIBOR-BBA	September 28, 2038	$(27,437)
Merrill Lynch
Capital			3-month	July 9, 2008/
Services, Inc.	$10,050,000 5.426%		USD-LIBOR-BBA	July 9, 2038	$ 56,815
Morgan Stanley
Capital			3-month	September 10, 2008/
Service, Inc.	$3,800,000 5.428%		USD-LIBOR-BBA September 10, 2038		$ 27,046
					$ 56,424

Massachusetts
		Annual	Floating	Effective Date/	Net Unrealized
	Notional	Fixed Rate	Rate	Termination	Appreciation
Counterparty Amount		Paid By Fund	Paid To Fund	Date	(Depreciation)
Lehman			3-month	September 28, 2008/
Brothers, Inc.	$12,475,000 5.503%		USD-LIBOR-BBA	September 28, 2038	$(34,142)
Merrill Lynch
Capital			3-month	July 9, 2008/
Services, Inc.	$11,700,000 5.426%		USD-LIBOR-BBA	July 9, 2038	$ 66,142
Morgan Stanley
Capital			3-month	September 10, 2008/
Service, Inc.	$3,950,000	5.428%	USD-LIBOR-BBA September 10, 2038		$ 28,114
$ 60,114

Mississippi
		Annual	Floating	Effective Date/	Net Unrealized
	Notional	Fixed Rate	Rate	Termination	Appreciation
Counterparty	Amount	Paid By Fund Paid To Fund		Date	(Depreciation)
Lehman			3-month	September 28, 2008/
Brothers, Inc.	$600,000	5.503%	USD-LIBOR-BBA September 28, 2038		$ (1,642)
3-month
Morgan Stanley			USD-BMA
Capital			Municipal	December 20, 2007/
Services, Inc.	$800,000	3.930%	Swap Index	December 20, 2037	$15,603
Morgan Stanley
Capital			3-month	September 10, 2008/
Services, Inc.	$275,000	5.428%	USD-LIBOR-BBA September 10, 2038		$ 1,957
$15,918

New York
		Annual	Floating	Effective Date/	Net Unrealized
	Notional	Fixed Rate	Rate	Termination	Appreciation
Counterparty Amount		PaidBy Fund	Paid To Fund	Date	(Depreciation)
Lehman			3-month	September 28, 2008/
Brothers, Inc.	$17,800,000 5.503%		USD-LIBOR-BBA	September 28, 2038	$ (48,716)
Merrill Lynch
Capital			3-month	July 9, 2008/
Services, Inc.	S17,500,000	5.426%	USD-LIBOR-BBA July 9, 2038		$ 98,931
Morgan			3-month
Stanley			USD-BMA
Capital			Municipal	December 20, 2007/
Service, Inc.	$16,000,000 3.930%		Swap Index	December 20, 2037	$312,064
Morgan Stanley
Capital			3-month	September 10, 2008/
Service, Inc.	$6,200,000	5.428%	USD-LIBOR-BBA September 10, 2038		$ 44,128
$406,407

                                                                                             94

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 N O T E S T O F I N A N C I A L S T A T E M E N T S C O N T ’ D

Ohio
		Annual Fixed			Net Unrealized
	Notional	Rate Paid	Floating Rate	Effective Date/	Appreciation
Counterparty	Amount	By Fund	Paid To Fund	Termination Date	(Depreciation)
Merrill Lynch
Capital			3-month	July 9, 2008/
Services, Inc.	$4,300,000	5.426%	USD-LIBOR-BBA July 9, 2038		$ 24,309
$ 24,309

Rhode Island
		Annual Fixed			Net Unrealized
	Notional	Rate Paid	Floating Rate	Effective Date/	Appreciation
Counterparty	Amount	By Fund	Paid To Fund	Termination Date	(Depreciation)
Lehman			3-month	September 28, 2008/
Brothers, Inc.	$2,525,000	5.503%	USD-LIBOR-BBA September 28, 2038		$ (6,911)
Merrill Lynch
Capital			3-month	July 9, 2008/
Services, Inc.	$2,400,000	5.426%	USD-LIBOR-BBA July 9, 2038		$13,568
Morgan Stanley
Capital			3-month	September 10, 2008/
Services, Inc.	$850,000	5.428%	USD-LIBOR-BBA September 10, 2038		$ 6,050
$12,707

West Virginia
		Annual Fixed			Net Unrealized
	Notional	Rate Paid	Floating Rate	Effective Date/	Appreciation
Counterparty	Amount	By Fund	Paid To Fund	Termination Date	(Depreciation)
Lehman			3-month	September 28, 2008/
Brothers, Inc.	$1,275,000	5.503%	USD-LIBOR-BBA September 28, 2038		$(3,489)
Merrill Lynch
Capital			3-month	July 9, 2008/
Services, Inc.	$1,250,000	5.426%	USD-LIBOR-BBA July 9, 2038		$ 7,066
Morgan Stanley
Capital			3-month	September 10, 2008/
Services, Inc.	$450,000	5.428%	USD-LIBOR-BBA September 10, 2038		$ 3,203
$ 6,780

The effective date represents the date on which the Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At September 30, 2007, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

11 Recently Issued Accounting Pronouncements

In June 2006, the FASB issued FASB Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109”. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes”. This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”. FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds’ financial statement disclosures.

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Municipals Trust and Shareholders of Eaton Vance California Municipals Fund, Eaton Vance Florida Municipals Fund, Eaton Vance Massachusetts Municipals Fund, Eaton Vance Mississippi Municipals Fund, Eaton Vance New York Municipals Fund, Eaton Vance Ohio Municipals Fund, Eaton Vance Rhode Island Municipals Fund and Eaton Vance West Virginia Municipals Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Eaton Vance California Municipals Fund, Eaton Vance Florida Municipals Fund, Eaton Vance Massachusetts Municipals Fund, Eaton Vance Mississippi Municipals Fund, Eaton Vance New York Municipals Fund, Eaton Vance Ohio Municipals Fund, Eaton Vance Rhode Island Municipals Fund and Eaton Vance West Virginia Municipals Fund (individually, the “Fund”, collectively, the “Funds”) (certain of the series of Eaton Vance Municipals Trust) as of September 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, and the statement of cash flows of the Eaton Vance Florida Municipals Fund, Eaton Vance Massachusetts Municipals Fund, and Eaton Vance New York Municipals Fund for the year then ended. These financial statements and financial highlights are the responsibility of each Fund’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at September 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Eaton Vance Municipals Trust as of September 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, their financial highlights for each of the periods presented, and the cash flows of the Eaton Vance Florida Municipals Fund, Eaton Vance Massachusetts Municipals Fund and Eaton Vance New York Municipals Fund for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP Boston, Massachusetts November 15, 2007

Eaton Vance Municipals Funds a s o f S e p t e m b e r 3 0 , 2 0 0 7 F E D E R A L T A X I N F O R M A T I O N ( U n a u d i t e d )

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends — The Funds designate the following amounts of dividends from net investment income as an exempt-interest dividend.

Eaton Vance California Municipals Fund	99.30%
Eaton Vance Florida Municipals Fund	100.00%
Eaton Vance Massachusetts Municipals Fund	99.98%
Eaton Vance Mississippi Municipals Fund	99.24%
Eaton Vance New York Municipals Fund	100.00%
Eaton Vance Ohio Municipals Fund	99.08%
Eaton Vance Rhode Island Municipals Fund	100.00%
Eaton Vance West Virginia Municipals Fund	100.00%

Capital Gains Dividends — The Eaton Vance California Municipals Fund and Eaton Vance New York Municipals Fund designate $4,013,167 and $1,982,319, respectively, as a capital gain dividend.

Eaton Vance Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
  An independent report comparing each fund’s total expense ratio and its components to comparable funds;
  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;
  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
  Data relating to portfolio turnover rates of each fund;
  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

  Reports detailing the financial results and condition of each adviser;
  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
  Copies of or descriptions of each adviser’s proxy voting policies and procedures;
  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
  The terms of each advisory agreement.

Eaton Vance Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreements of the following funds:

  Eaton Vance California Municipals Fund
  Eaton Vance Florida Municipals Fund
  Eaton Vance Massachusetts Municipals Fund
  Eaton Vance Mississippi Municipals Fund
  Eaton Vance New York Municipals Fund
  Eaton Vance Ohio Municipals Fund
  Eaton Vance Rhode Island Municipals Fund
  Eaton Vance West Virginia Municipals Fund

(the “Funds”), each with Boston Management and Research (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreements for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds, and recent changes in the identity of such personnel. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. Specifically, the Board considered the Adviser’s 30-person municipal bond team, which includes six portfolio managers and nine credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

Eaton Vance Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2006 for each Fund in operation over such periods. On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by each Fund (referred to as “management fees”). As part of its review, the Board considered each Fund’s management fee and total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and, if applicable, its affiliates in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of each Fund, the structure of each advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Municipals Funds M A N A G E M E N T A N D O R G A N I Z A T I O N

Fund Management. The Trustees of Eaton Vance Municipals Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Funds
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held
Interested Trustee
Thomas E. Faust Jr.	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC,	176	Director of EVC
5/31/58			President of EV, Chief Executive Officer and President of EVM
			and BMR, and Director of EVD. Trustee and/or Officer of 176
			registered investment companies and 5 private investment
			companies in the Eaton Vance Fund Complex. Mr. Faust is an
			interested person because of his positions with EVM, BMR,
			EVC and EV which are affiliates of the Trust.

Noninterested Trustee(s)
Benjamin C. Esty	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business	176	None
1/2/63			Administration, Harvard University Graduate School of
			Business Administration (since 2003). Formerly, Associate
			Professor, Harvard University Graduate School of Business
			Administration (2000-2003).

Allen R. Freedman	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc.	175	Director of Assurant, Inc. and Stonemor Partners
4/3/40			(insurance provider) (1978-2000). Formerly, a Director of		L.P. (owner and operator of cemeteries)
			Loring Ward International (fund distributor) (2005-2007).

William H. Park	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty	176	None
9/19/47			finance company) (since 2006). Formerly, President and
			Chief Executive Officer, Prizm Capital Management, LLC
			(investment management firm) (2002-2005).

Ronald A. Pearlman	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None
7/10/40

Norton H. Reamer	Trustee	Since 1985	President, Chief Executive Officer and a Director of Asset	176	None
9/21/35			Management Finance Corp. (a specialty finance company
			serving the investment management industry) (since
			October 2003). President, Unicorn Corporation (an
			investment and financial advisory services company) (since
			September 2000). Formerly, Chairman and Chief Operating
			Officer, Hellman, Jordan Management Co., Inc. (an
			investment management company) (2000-2003). Formerly,
			Advisory Director of Berkshire Capital Corporation (investment
			banking firm) (2002-2003).

Eaton Vance Municipals Funds M A N A G E M E N T A N D O R G A N I Z A T I O N C O N T ’ D

		Term of		Number of Funds
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)
Heidi L. Steiger	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth	173	Director of Nuclear Electric Insurance Ltd. (nuclear
7/8/53			management firm) (since 2005); Formerly, President and		insurance provider) and Aviva USA
			Contributing Editor, Worth Magazine (2004); Formerly,		(insurance provider)
Executive Vice President and Global Head of Private Asset
Management (and various other positions), Neuberger
Berman (investment firm) (1986-2004).

Lynn A. Stout	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law,	176	None
9/14/57			University of California at Los Angeles School of Law.

Ralph F. Verni	Chairman of	Chairman of the Board	Consultant and private investor.	176	None
1/26/43	the Board	since 2007 and
	and Trustee	Trustee since 2005

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years
Robert B. MacIntosh	President	Since 2005	Vice President of EVM and BMR. Officer of 89 registered investment companies
1/22/57			managed by EVM or BMR.

William H. Ahern, Jr.	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 74 registered investment companies
7/28/59			managed by EVM or BMR.

Craig R. Brandon	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 44 registered investment companies
12/21/66			managed by EVM or BMR.

Cynthia J. Clemson	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 89 registered investment companies
3/2/63			managed by EVM or BMR.

Thomas M. Metzold	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 43 registered investment companies
8/3/58			managed by EVM or BMR.

Barbara E. Campbell	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies
6/19/57			managed by EVM and BMR.

Maureen A. Gemma	Secretary	Since 2007	Deputy Chief Legal Officer of EVC, EVM and BMR and Vice President of EVM and BMR.
5/24/60			Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil	Chief Compliance	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies
7/11/53	Officer		managed by EVM or BMR.

(1) Includes both master and feeder funds in a master-feeder structure.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-225-6265.

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Investment Adviser
Boston Management and Research
The Eaton Vance Building
255 State Street
Boston, MA 02109

Fund Administrator
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Municipals Trust The Eaton Vance Building 255 State Street Boston, MA 02109

     This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully a Fund’s investment objective(s), risks, and charges and expenses. The Funds’ current prospectus contains this and other information about the Funds and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

438-11/07

MUNISRC